As filed with the U.S. Securities and Exchange Commission on April 25, 2017
Registration No. 333-33504

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6
SEC File No 811-8329
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 17 [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 62 [X]
John Hancock Life Insurance Company of New York Separate Account B
(Exact Name of Registrant)
John Hancock Life Insurance Company of New York
(Name of Depositor)
197 Clarendon Street
Boston, MA 02116
(Complete address of depositor’s principal executive offices)
Depositor's Telephone Number: 617-572-6000

JAMES C. HOODLET
John Hancock Life Insurance Company of New York
U.S. INSURANCE LAW
JOHN HANCOCK PLACE
BOSTON, MA 02117
(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)
[X] on May 1, 2017 pursuant to paragraph (b) of Rule 485
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on (date) pursuant to paragraph (a) (1) of Rule 485
If appropriate check the following box
[ ] this post-effective amendment designates a new effective date for a previously filed amendment
Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated May 1, 2017
for interests in
John Hancock Life Insurance Company of New York Separate Account B
Interests are made available under
SPVL
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(“John Hancock NY”)
500 Index B
Active Bond
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Bond
Core Strategy
Emerging Markets Value
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Value
Global
Global Bond
Health Sciences
High Yield
International Equity Index B
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive MVP
Lifestyle Balanced MVP
Lifestyle Conservative MVP
Lifestyle Growth MVP
Lifestyle Growth PS
Lifestyle Moderate MVP
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
PIMCO VIT All Asset
Real Estate Securities
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Stock Market Index
Ultra Short Term Bond
Utilities
Value
* * * * * * * * * * * *
Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
SPVL NY 5/2017

2

This prospectus does not constitute an offering in any jurisdiction where it would not be lawful. You should rely on the information contained in this prospectus, the Portfolio prospectuses, and the corresponding Statements of Additional Information. We have not authorized anyone to provide you with information that is different from the information contained in the aforementioned documents.
The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way comparable or similar to a systematic investment plan of a mutual fund.
Examine this prospectus carefully. The Policy Summary will briefly describe the policy. More detailed information will be found further in the prospectus. You should rely on the information contained in this prospectus, the portfolio prospectuses, and the corresponding Statements of Additional Information, which contains the audited financial statements for John Hancock NY and Separate Account B. The portfolio prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the investment options. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. We have not authorized anyone to provide you with information that is different from the information contained in the aforementioned documents.
SUMMARY OF BENEFITS AND RISKS
Benefits
Some of the benefits of purchasing the policy are described below.
Death Benefit Protection. This prospectus describes a variable life insurance policy, which provides for a death benefit payable to the beneficiary of the policy upon the death of the insured person. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.
Tax Deferred Accumulation. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the policy doesn’t generate no taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.
Investment Options. In addition to the Fixed Account, the policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the Portfolio prospectuses.
Flexibility. You are able to select, monitor, and change investment choices within your policy.
Access To Your Policy Values. Your variable life insurance policy offers access to your Policy Value through policy loans, policy surrender and partial withdrawal.
Risks
Some of the risks of purchasing the policy are described below.
Fluctuating Investment Performance. Policy Values invested in a sub-account are not guaranteed Policy Values and will increase and decrease according to investment performance. You assume the investment risk of Policy Values allocated to the sub-accounts. A comprehensive discussion of each sub-account’s objective and risk is found in the Portfolio prospectuses. You should review the prospectus carefully before allocating Policy Values to any sub-accounts.
Unsuitable for Short-Term Investment. The policy is intended for long-term financial planning, and is unsuitable for short-term goals. The policy is not designed to serve as a vehicle for frequent trading.
Policy Lapse. Sufficient premiums must be paid to keep the policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount and if investment results are less favorable than anticipated or if extensive policy loans are taken, unless the policy is covered by the Lapse Protection Benefit. A policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the policy may be treated as ordinary income subject to tax. Withdrawals reduce your Policy Value and increase the risk of lapse.
3

Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy’s death benefit.
Adverse Consequences of Early Surrender. Surrender charges will be assessed if you surrender your policy in the first 10 years from the purchase of the policy or an increase in the Face Amount. Depending on the amount of premium paid and the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the policy is surrendered.
Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.
Except for certain policies issued in exchange for a policy which is not a modified endowment contract (a “MEC”), the policy will be treated as a MEC for federal income tax purposes. As a result, any loan, partial withdrawal, assignment, pledge, lapse or surrender of the policy (or any loan, partial withdrawal, assignment or pledge of the policy within two years before the policy becomes a MEC) may be subject to income tax and a 10% penalty tax.
FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you surrender the policy, or transfer cash value between investment options.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Transfer Fees	Upon transfer	$25 (only applies to transfers in excess of 12 in a Policy Year)
Maximum Surrender Charge (Load)	Upon withdrawal, surrender or policy lapse	10% [1]
Dollar Cost Averaging	Upon transfer	Guaranteed $5.00
Current $0.00
Asset Allocation Balancer	Upon transfer	Guaranteed $15.00
Current $0.00

1 The total amount of the surrender charge is determined by multiplying the amount withdrawn or surrendered in excess of the free withdrawal amount by the applicable surrender charge percentage. The maximum Surrender Charge is 10% in Policy Year 1. The Surrender Charge for Policy Years 2 and after are set forth below.
Policy Year	Surrender Charge
1	10.00%
2	9.00%
3	8.00%
4	7.00%
5	6.00%
6	5.00%
7	4.00%
8	3.00%
9	1.50%
10+	0.00%
If necessary, the Company will reduce the surrender charge deducted upon a partial withdrawal or a surrender of the policy so that the sum of all premium loads, the administration fees and surrender charge deducted (including the surrender charge to be deducted upon such partial withdrawal on surrender) does not exceed 10% of aggregate payments made during the first Policy Year.
4

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy. These fees and expenses do not include the fees and expenses of the portfolios, which are the underlying variable investment options for your policy.
Charges Other Than Those of the Portfolios
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance[1]	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0 to $83.33 per $1,000 of the net amount at risk.
		Charge for a representative Policy owner (a 55 year old preferred non-smoking male)	$0.18 per $1,000 of the net amount at risk
Premium Load	Monthly	0.03% of policy value (equivalent to 0.36% annually) during the first 10 Policy Years[2]
Mortality and Expense Risk Charge	Monthly	0.08% [3]
Administration Charge	Monthly	$7.50 plus 0.10% monthly
Loan Interest Rate (Net)	Annually	Preferred Loans	0%
		Nonpreferred Loans	2%

1 The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular policy owner will pay. Information regarding your individual cost of insurance may be found in your policy.
2 If additional premium payments are made, the 0.03% premium load for a particular payment is deducted from the policy value corresponding to the premium payment for 10 Policy Years following the premium payment.
3 First 10 policy years. Thereafter the charge is 0.03% monthly.
The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. Except for the 500 Index B portfolio, which offers NAV Class shares, all of the portfolios available under your policy offer Series 1 Class shares.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.46%	1.71%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.30% and 1.52%, respectively.
5

Table of Investment Options and Investment Subadvisers
When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolios.
The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International, and American New World portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.
The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.
The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.
The portfolios available under the policies are as described in the following table:
6

Portfolio	Subadviser	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Alpha Opportunities	Wellington Management Company, LLP	To seek to provide long-term total return.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term capital appreciation.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide growth of capital.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term capital appreciation.
Global	Templeton Global Advisors Limited	To seek to provide long-term capital appreciation.
Global Bond	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
7

Portfolio	Subadviser	Investment Objective
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Equity Index B	SSGA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock	Invesco Advisers, Inc.	To seek to provide long-term growth of capital.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
International Value	Templeton Investment Counsel, LLC	To seek to provide long-term growth of capital.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Balanced MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Conservative MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Growth MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Growth PS	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company, LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
8

Portfolio	Subadviser	Investment Objective
Money Market	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Science & Technology	T. Rowe Price Associates, Inc.; and Allianz Global Investors U.S. LLC	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Growth	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
Utilities	Massachusetts Financial Services Company	To seek to provide capital growth and current income (income above that available from the portfolio invested entirely in equity securities).
Value	Invesco Advisers, Inc.	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
POLICY SUMMARY
General
This policy may be issued either as a modified single premium variable life insurance policy or as a modified single premium survivorship variable life insurance policy. We have prepared the following summary as a general description of the most important features of the policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the policy is not in default, that there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. Your policy’s provisions may vary in some states and the terms of your policy, and any endorsement or rider, supersede the disclosure in this prospectus.
Death Benefits
The policy provides a death benefit. The death benefit is the Face Amount of the policy at the date of death (less any Policy Debt and outstanding Monthly Deductions due) or, if greater, the Minimum Death Benefit (less any Policy Debt and outstanding Monthly Deductions due).
9

Premiums
The policy permits the payment of a large initial premium. The initial premium must be 100% of the Guideline Single Premium (based on Face Amount). The minimum single premium is $25,000. Additional premiums will be accepted only under certain conditions as stated under “Premium Payments—Subsequent Premiums.” Premiums will be allocated, according to your instructions and at the Company’s discretion, to one or more of our Fixed Account and the sub-accounts of the Separate Account of the Company. You (the policy owner) may change your allocation instructions at any time. You may also transfer amounts among the Fixed Account and the sub-accounts of the Separate Account subject to limitations described below.
Policy Value
The policy has a Policy Value which reflects premiums paid, certain charges for expenses and cost of insurance, and the investment performance of our Fixed Account and the sub-accounts of the Separate Account to which you have allocated premiums.
Policy Loans
You may borrow an amount not to exceed 90% of your policy’s Net Cash Surrender Value. Loan interest at a rate of 6.00% is due on each Policy Anniversary. Preferred interest rates are also available in the case of loans on amounts that represent Earnings on the policy. We will deduct all outstanding Policy Debt from proceeds payable at the insured’s death, or upon surrender. Policy loans may have tax consequences. See section entitled “Tax Considerations” for a discussion of the potential federal income tax implications of a loan from the policy.
Surrender and Partial Withdrawals
You may make a partial withdrawal of your Policy Value. A partial withdrawal will result in a reduction in the Face Amount of the policy. A partial withdrawal may result in a surrender charge if made during the Surrender Charge Period.
You may surrender your policy for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less the sum of (a) Surrender Charges, (b) outstanding Monthly Deductions due, and (c) Policy Debt.
See section entitled “Tax Considerations” for a discussion of the potential federal income tax implications of a surrender of, or partial withdrawal from, the policy.
Lapse and Reinstatement
Unless the Lapse Protection Benefit is in effect, a policy will lapse (and terminate without value) when its Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without your having made an adequate payment. Therefore, a policy could lapse eventually if increases in Policy Value (prior to deduction of policy charges) are not sufficient to cover policy charges. A policy could also lapse if the Policy Debt is greater than the Cash Surrender Value since the Lapse Protection Benefit terminates on any date that the Policy Debt exceeds the Cash Surrender Value.
A policy owner may reinstate a lapsed policy at any time within the five year period following lapse provided the policy was not surrendered for its Net Cash Surrender Value. However, in the case of a Survivorship Policy, the policy may not be reinstated if any of the Life Insureds has died since the policy lapsed. We will require evidence of insurability along with a certain amount of premium as described under “Reinstatement.”
See section entitled “Tax Considerations” for a discussion of the potential federal income tax implications of a lapse and reinstatement of the policy.
Taxation of Policy Benefits
Characterization of a Policy as a MEC. Section 7702A of the Internal Revenue Code of 1986 (the “Code”) establishes a class of life insurance contracts designated as modified endowment contracts (“MECs”), which applies to policies entered into or materially changed after June 20, 1988. In general, a policy will be a MEC if the accumulated premiums paid at any
10

time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the policy provided for paid-up future benefits after the payment of seven level annual premiums (the “seven-pay test”). A policy that is not already a MEC may become one if there is a “material change” in its benefits or other provisions. A material change starts a new seven-year testing period. The determination of whether a policy will be a MEC after a material change generally depends upon the relationship of the death benefit and the Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. In general, this policy will constitute a MEC unless:
•	it was received in exchange for another life insurance policy which was not a MEC,
•	no premium payments (other than the exchanged policy) are paid into the policy during the first seven Policy Years, and
•	the death benefit on the new policy is not less than the death benefit on the exchanged policy.
If the death benefit on the new policy is less than the death benefit on the exchanged policy, the new policy may become a MEC if (1) the exchanged policy was, at the time of the exchange, subject to the MEC rules, (2) premium payments had been made to the old policy after it had become subject to the MEC rules, and (3) the exchanged policy was in a seven-pay test period at the time of exchange or, in the case of a Survivorship Policy, the policy was issued (or deemed issued) after September 13, 1989.
In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven Policy years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from the policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the policy. The amount of any loan (including unpaid interest thereon) under the policy will be treated as a withdrawal from the policy for tax purposes. In addition, if you assign or pledge any portion of the value of a policy (or agree to assign or pledge any portion), such portion will be treated as a withdrawal from the policy for tax purposes. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a policy which is a MEC, you should consult a qualified tax adviser.
MEC Penalty Tax. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includible in income, unless the withdrawals are made (1) after you attain age 59 1/2, (2) because you have become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over your life (or the joint lives or life expectancies of you and your beneficiary, as defined in the tax law).
For further information regarding the tax treatment of policies that are MECs, see “Tax Considerations—Tax Treatment of Policy Benefits.”
Charges and Deductions
We assess certain charges and deductions in connection with the policy. These include:
•	charges assessed monthly for mortality and expense risks, cost of insurance, administration expenses and tax loads,
•	charges deducted from premiums paid, and
•	charges assessed on surrender, lapse or withdrawal of Net Cash Surrender Value.
These charges are summarized in the Fee Tables. Unless you otherwise specify and we allow, the monthly deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value immediately prior to the deduction. However, the mortality and expense risk charge will only be allocated among the Investment Accounts.
In addition, there are charges deducted from each portfolio. For more information, please refer to the prospectus for the underlying portfolio.
11

Investment Options and Investment Subadvisers
You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the portfolios. The Table of Investment Options and Investment Subadvisers describes the portfolios and shows the subadvisers that provide investment subadvisory services.
Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities, and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.
Description of John Hancock NY
John Hancock NY is a stock life insurance company organized under the laws of New York on February 10, 1992. Our principal office is located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. We are a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.). Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. However, neither John Hancock NY nor any of its affiliated companies guarantees the investment performance of the Separate Account.
We are ranked and rated by independent financial rating services, which may include Moody's, Standard & Poor's, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.
Description of Separate Account B
The investment accounts shown on page 1 are in fact subaccounts of John Hancock Life Insurance Company of New York Separate Account B, a separate account operated by us under New York law. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.
The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock NY other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of John Hancock NY's other assets. John Hancock NY is obligated to pay all amounts promised to policy owners under the policies.
New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
ISSUING A POLICY
Requirements
To purchase a policy, an applicant must submit a completed application. A policy will not be issued until the underwriting process has been completed to our Company’s satisfaction.
With our prior approval, the policy may be issued on a basis which does not take into account the insured’s sex. A policy will generally be issued only on the lives of insureds from ages 20 through 90.
12

Under current underwriting rules, which are subject to change, proposed insureds are eligible for simplified underwriting without a medical examination if their application responses and initial payment meet simplified underwriting standards. Customary underwriting standards will apply to all other proposed insureds. The maximum initial premium currently permitted on a simplified underwriting basis varies with the issue age of the insured according to the following table. Simplified underwriting is not available for additional premium payments.
Age [1]	Simplified Underwriting Maximum Initial Payment
20-29	$ 30,000
30-39	$ 60,000
40-49	$100,000
50-74	$150,000
75-90	$100,000

1 In the case of a Survivorship Policy, the youngest of the Lives Insured.
Each policy has a Policy Date, an Effective Date and an Issue Date (see “Definitions” in Appendix A).
The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the policy and when the first monthly deductions are deducted from the Policy Value. The Issue Date is the date from which the Suicide and Incontestability periods are measured.
If your application is not accompanied by a check for the initial premium and no request to backdate the policy has been made:
•	the Policy Date and the Effective Date will be the date the Company receives the check at its service office, and
•	the Issue Date will be the date the Company issues the policy.
The initial premium must be received within 60 days after the Issue Date, and the policy owner must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the policy will be canceled and any partial premiums paid will be returned to the applicant.
Minimum Initial Face Amount
We will generally issue a policy only if it has a Face Amount that corresponds to an initial premium of at least $25,000.
Backdating a Policy
Upon request and under limited circumstances, we may backdate a policy+ by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated more than six months before the date of the application for the policy. Monthly deductions will be made for the period the Policy Date is backdated.
Initial premium paid plus interest credited beginning on the date on which the premium was received, will be allocated among the investment accounts and/or Fixed Account in accordance with the policy owner’s instructions once the Right to Examine period has expired.
Temporary Insurance Agreement
In accordance with our underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the life insured meets our usual and customary underwriting standards for the coverage applied for.
The acceptance of an application is subject to our underwriting rules, and we reserve the right to request additional information or to reject an application for any reason. Persons failing to meet standard underwriting classifications may be eligible for a policy with an additional risk rating assigned to it.
13

Right to Examine the Policy
You may return your policy for a refund of the premium within 10 days after you receive it. The policy can be mailed or delivered to the John Hancock NY agent who sold it or to the John Hancock NY Service Office. Immediately on such delivery or mailing, the policy shall be deemed void from the beginning. Within seven days after receipt of the returned policy at its Service Office, John Hancock NY will refund any premium paid. John Hancock NY reserves the right to delay the refund of any premium paid by check until the check has cleared.
If the policy is purchased in connection with a replacement of an existing policy (as defined below), the policy owner may also cancel the policy by returning it to the Service Office or the John Hancock NY agent who sold it at any time within 60 days after receipt of the policy. Within 10 days of receipt of the policy by the Company, the Company will refund the premium to the policy owner. In the case of a replacement of a policy issued by a New York insurance company, the policy owner may have the right to reinstate the prior policy. The policy owner should consult with his or her attorney or the John Hancock NY agent regarding this matter prior to purchasing the new policy.
Replacement of an existing life insurance policy generally is defined as the purchase of a new life insurance policy in connection with (a) the lapse, surrender or change of, or borrowing from, an existing life insurance policy or (b) the assignment to a new issuer of an existing life insurance policy. This description, however, does not necessarily cover all situations which could be considered a replacement of existing life insurance policy. Therefore, a policy owner should consult with his or her John Hancock NY agent or attorney regarding whether the purchase of a new life insurance policy is a replacement of an existing life insurance policy.
Life Insurance Qualification
A policy must qualify as a life insurance policy for purposes of Section 7702 of the Code by satisfying the Guideline Premium Test.
Guideline Premium Test. The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy’s death benefit must also be at least equal to the Minimum Death Benefit (described below).
Changes to the policy may affect the maximum amount of premiums, such as:
•	change in risk classification;
•	partial withdrawals;
•	addition or deletion of supplementary benefits.
Any of these changes to the policy could cause the total premiums paid to exceed the new maximum limit. In this situation, we may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.
The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit (as described below under “Death Benefit”).
DEATH BENEFITS
If the policy is in force at the time of the death of the Life Insured, we will pay an insurance benefit on receiving due proof of death. For a Survivorship Policy, due proof of death must be provided for each of the Lives Insured although the insurance benefit is payable on the death of the last to die of the Lives Insured. If the Life Insured should die after the Company’s receipt of a request for surrender, no insurance benefit will be payable, and the Company will pay only the Net Cash Surrender Value.
The amount payable will be the death benefit, plus any amounts payable under any supplementary benefits added to the policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment.
14

Death Benefit
The death benefit is the Face Amount of the policy at the date of death (less any Policy Debt and outstanding Monthly Deductions due) or, if greater, the Minimum Death Benefit (less any Policy Debt and outstanding Monthly Deductions due).
Minimum Death Benefit
The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable Minimum Death Benefit Percentage for the Attained Age of the Life Insured in the case of a Single Life Policy (or the youngest of the Life Insureds in the case of a Survivorship Policy). The Minimum Death Benefit Percentages are set forth in the policy.
Therefore, the death benefit will always be at least equal to the Face Amount of the policy. However, if there is a sufficient increase in Policy Value such that the Policy Value times the applicable Minimum Death Benefit Percentage is greater than the Face Amount, the death benefit will be greater than the Face Amount.
Lapse Protection Benefit
The Lapse Protection Benefit protects the policy from going into default. As long as this benefit is in force and any outstanding Policy Debt is less than the Cash Surrender Value, the policy will not go into default.
The Lapse Protection Benefit Period is indicated on the policy information page of the policy and depends on the age of the Life Insured at issuance of the policy (in the case of a Survivorship Policy, based on the age of the older Life Insured at issuance of the policy). The Lapse Protection Benefit Period for each age at issue is set out below.
Age at Issuance of the Policy	Lapse Protection Benefit Period (Number of Years)
20-29	35
30-39	30
40-49	25
50-59	20
60-69	15
70-84	10
85-90	8
Factors that Affect the Death Benefit
In the case of the Minimum Death Benefit, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the “Risks/Benefits Summary.” These factors do not affect the Face Amount of the policy. The death benefit will be the Face Amount of the policy or, if greater, the Minimum Death Benefit.
Maturity Date
Provided that the policy is in force and the Life Insured is alive (or the last to die of the Lives Insured in the case of a Survivorship Policy), we will pay the policy owner the Net Cash Surrender Value calculated as of the Maturity Date.
PREMIUM PAYMENTS
Initial Premiums
The Policy permits the payment of a large initial premium and, subject to the restrictions described below, additional premiums. The minimum initial premium is $25,000. The initial premium must be 100% of the Guideline Single Premium (based on Face Amount selected by the policy owner).
No premium will be accepted prior to receipt of a completed application by us. The initial premium received will be held in our general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio until the right to examine period has expired.
15

Subsequent Premiums
After payment of the initial premium, additional premiums may be made subject to the following conditions:
•	while there is an outstanding Policy Debt, any additional premium payment will be applied first to repay the loan;
•	Face Amount increases are not permitted in connection with additional premiums (therefore, the total of all premiums paid for a Policy may not exceed the greater of 100% of the Guideline Single Premium or the sum of the Guideline Annual Premiums for the Face Amount of the policy);
•	the Company may refuse or refund any premium payment (or any portion of such premium payment) that would cause the policy to fail to qualify as life insurance under Section 7702 of the Code, and
•	additional premiums may require evidence of insurability on the Life Insured satisfactory to the Company unless the additional premium is applied to repay a loan.
We will add additional premiums to the Policy Value as of the Business Day we receive the additional premium at our Service Office unless evidence of insurability is required in which case the additional premium will be added to Policy Value as of the Business Day the Company’s underwriters approve the additional premium.
Maximum Premium Limitation
The policy is issued under the Guideline Premium Test, which requires that in no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a policy to qualify as life insurance.
If at any time, a premium is paid that would result in total premiums exceeding the above maximum premium limitation, we will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.
Premium Allocation
At the end of the period you have the right to examine the policy, the Net Premiums paid plus any interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policy owner’s instructions.
Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and 100, provided the total allocation equals 100. A policy owner may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at our Service Office. A policy owner may also change premium allocation by telephone if he or she has a currently valid authorization form on file with the Company.
CHARGES AND DEDUCTIONS
Premium Load
A premium load of 0.03% of Policy Value is deducted monthly (equivalent to 0.36% annually) for the first 10 Policy Years. If additional premium payments are made, the 0.03% premium load for a particular premium payment is deducted from the amount of Policy Value corresponding to the premium payment for 10 Policy Years following the premium payment. For example, if:
•	the initial premium payment is $100,000,
•	an additional premium payment of $50,000 is made in Policy Year 7, and
•	the Policy Value at the time the additional premium payment is made is $200,000 (including the additional premium payment), then 0.03% will be deducted from 75% of Net Policy Value in Policy Years 7 through 10 and an additional 0.03% will be deducted from 25% of Net Policy Value in Policy Years 7 through 16.
16

Unless otherwise allowed by the Company and specified by the policy owner, the premium load will be allocated among the Investment Accounts and the Fixed Account in the policy in the same proportion as the Policy Value in each bears to the Net Policy Value.
The premium load is paid to us and is designed to cover a portion of our acquisition and sales expenses and premium and federal DAC taxes.
Surrender Charges
During the Surrender Charge Period, we will deduct a Surrender Charge if:
•	the policy is surrendered for its Net Cash Surrender Value,
•	a partial withdrawal is made (above the Free Withdrawal Amount), or
•	the policy terminates due to default.
Unless otherwise allowed by us and specified by the policy owner, the surrender charge is deducted from the amount to be paid to the policy owner upon surrender or lapse of the policy or if a partial withdrawal is made.
The surrender charge, together with a portion of the premium load, are paid to us and are designed to us for some of the expenses we incur selling and distributing the policies, including agents’ commissions, advertising, agent training and the printing of prospectuses and sales literature.
Surrender Charge Calculation. The Surrender Charge is determined by multiplying the amount withdrawn or surrendered in excess of the Free Withdrawal Amount by the applicable total Surrender Charge percentage shown in the table below.
Policy Year	Surrender Charge
1	10.00%
2	9.00%
3	8.00%
4	7.00%
5	6.00%
6	5.00%
7	4.00%
8	3.00%
9	1.50%
10+	0.00%
If necessary, we will reduce the surrender charge deducted upon a partial withdrawal or a surrender of the Policy so that the sum of all tax loads, the administration charges and surrender charge deducted (including the surrender charge to be deducted upon such partial withdrawal or surrender) does not exceed 10% of aggregate payments made during the first Policy Year.
We will allocate the deduction of the Surrender Charge for a withdrawal to the Fixed Account and the Investment Accounts in the same proportion that the withdrawal from each account bears to the total withdrawal. If the withdrawal plus the Surrender Charge allocated to a particular account are greater than the value of that account, we will reduce the portion of the withdrawal allocated to that account. We will reduce the allocated portion so that the withdrawal plus the charge allocated to the account equals the value of the account. If the amount in all accounts is not sufficient to pay the Surrender Charge, we will reduce the amount of the withdrawal.
Surrender Charges on a Partial Withdrawal. A portion of the Net Cash Surrender Value may be withdrawn without being subject to a Surrender Charge (the “Free Withdrawal Amount”). The Free Withdrawal Amount is the greater of 10% of the total premiums or 100% of earnings. In determining what, if any, portion of a partial withdrawal is in excess of the Free Withdrawal Amount, all previous partial withdrawals that have occurred in the current Policy Year are included.
17

Monthly Charges
On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the policy until the Maturity Date. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These charges consist of:
•	a premium load, if applicable;
•	an administration charge;
•	a charge for the cost of insurance;
•	a mortality and expense risks charge;
•	if applicable, a charge for any supplementary benefits added to the policy.
Unless otherwise allowed by us and specified by the policy owner, the Monthly Deduction will be allocated among the Investment Accounts and the Fixed Account in the policy in the same proportion as the Policy Value in each bears to the Net Policy Value immediately prior to the deduction. However, the mortality and expense risks charge will only be allocated among the Investment Accounts.
Administration Charge. This charge will be equal to $7.50 per Policy Month plus 0.01% of Net Policy Value deducted monthly (equivalent to 0.12% annually). The charge is paid to us and is designed to cover certain administrative expenses associated with the policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the policy.
Cost of Insurance Charge. The monthly charge for the cost of insurance is paid to us and is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month.
The net amount at risk is equal to (a) minus (b) where:
(a)  is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and
(b)  is the Policy Value as of the first day of the Policy Month.
Since the net amount at risk is based on the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chosen, payment of premiums and charges assessed.
The rates for the cost of insurance are based upon the issue age, duration of coverage, sex, and Risk Classification of the Life Insured. For a Survivorship Policy, the rates are determined for each of the Lives Insured on the basis described above and then are blended to produce a single cost of insurance rate.
Cost of insurance rates will generally increase with the age of the Life Insured. The first year cost of insurance rate is guaranteed.
The cost of insurance rates reflect our expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of the life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the policy except to the extent that an extra charge is imposed because of an additional rating applicable to the Life Insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Smoker Distinct Mortality tables.
Mortality and Expense Risks Charge. A monthly charge equal to a percentage of the value of the Investment Accounts is assessed against the Investment Accounts. This charge is to compensate us for the mortality and expense risks we assume under the policy. The mortality risks assumed are that the Life Insured may live for a shorter period of time than we estimated. The expense risks assumed are that expenses incurred in issuing and administering the Policy will be greater than we estimated. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the policy.
The charge varies by Policy Year as follows:
18

Policy Year	Guaranteed Monthly Mortality and Expense Risks Charge	Equivalent Annual Mortality and Expense Risks Charge
1-10	0.08%	0.90%
11+	0.03%	0.30%

* The rates shown in the table have been rounded to two decimal places as required by the prospectus disclosure rules. The actual rates charged may be slightly higher or lower than those shown.
Charges for Supplementary Benefits. If the policy includes supplementary benefits, a charge may apply to such supplementary benefit.
Charges for Transfers
A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by us on the same Business Day are treated as a single transfer request.
Reduction in Charges
The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policy owners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.
SPECIAL PROVISIONS FOR EXCHANGES
We will permit policy owners of certain fixed life insurance policies issued by us to exchange their policies for the policies described in this prospectus (and likewise, policy owners of policies described in this prospectus may also exchange their policies for certain fixed policies issued by the Company). Policy owners considering an exchange should consult their tax advisors as to the tax consequences of an exchange.
COMPANY TAX CONSIDERATIONS
At the present time, we make no charge for any federal, state, or local taxes that we incur that may be attributable to the Separate Account or to the policies. We reserve the right in the future, however, to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the policies.
POLICY VALUE
Determination of the Policy Value
A policy has a Policy Value, a portion of which is available to you by making a policy loan or partial withdrawal, or upon surrender of the policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.
The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the “Summary of Benefits and Risks.”
19

Investment Accounts. An Investment Account is established under each policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a policy measures the interest of the policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the policy multiplied by the value of such units.
Fixed Account. Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by the us. For a detailed description of the Fixed Account, see “The General Account—Fixed Account.”
Loan Account. Amounts borrowed from the policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to 4%. For a detailed description of the Loan Account, see “Policy Loans—Loan Account.”
Units and Unit Values
Crediting and Canceling Units. Units of a particular sub-account are credited to a policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at our Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.
A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) on that day.
Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.
Unit Values. For each Business Day the unit value for each sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the sub-account on such subsequent Business Day.
The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:
(a)  is the net asset value of the underlying portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and
(b)  is the net asset value of the underlying portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.
The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.
Transfers of Policy Value
Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.
Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio's investments in accordance with the portfolio’s investment
20

objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain investment options, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request may be made on any day. You may, however, transfer to the Money Market portfolio even if the two transfer per month limit has been reached, but only if 100% of the Policy Value in all variable investment options is transferred to the Money Market portfolio. If such a transfer to the Money Market investment portfolio is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market portfolio to any other variable investment options or to the Fixed Account may be made. If a policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one portfolio into a second portfolio, the values can only be transferred out of the second investment option if they are transferred into the Money Market portfolio; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market portfolio may not be transferred out of the Money Market portfolio into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.
Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.
We reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfer privileges are also subject to any restrictions that may be imposed by the portfolios. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a portfolio.
Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request.
21

An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.
Transfers Involving Fixed Account.
While the policy is in force, you may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:
•	within eighteen months after the Issue Date; or
•	within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts; or
•	within 60 days of the date of notification of such change, whichever is later.
Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.
The maximum amount that you may transfer from the Fixed Account in any one Policy Year is the greater of $2,000, 15% of the Fixed Account value at the previous Policy Anniversary, or the amount transferred out of the Fixed Account during the previous policy year. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market portfolio.
Telephone Transfers. Transfer requests must be in writing in a form satisfactory to us, or by telephone if a currently valid telephone transfer authorization form is on file. Although failure to follow reasonable procedures may result in our being liable for any losses resulting from unauthorized or fraudulent telephone transfers, we will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.
Dollar Cost Averaging. We offer policy owners an optional Dollar Cost Averaging (“DCA”) program. Under the DCA program, we will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. The charge for a transfer made under the DCA program will not exceed $5. We will provide you with 90 days’ written notice of any change in the current charge. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policy owner will be so notified.
We reserve the right to cease to offer this program as of 90 days after written notice of termination is sent to you.
Asset Allocation Balancer Transfers. Under the optional Asset Allocation Balancer program, you will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will transfer amounts among the Investment Accounts as necessary to maintain the policy owner’s chosen allocation. A change to your premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the DCA program. The charge for transfers made under the Asset Allocation Balancer program will not exceed $15. We will provide you with 90 days’ written notice of any change in the current charge.
We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.
POLICY LOANS
While this policy is in force and has an available loan value, a policy owner may borrow against the Policy Value of the policy. The policy serves as the only security for the loan. Policy loans may have tax consequences.
Maximum Loanable Amount. The Maximum Loanable Amount is 90% of the policy’s Net Cash Surrender Value.
Effect of Policy Loans
A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See “Lapse and Reinstatement.” In addition, a policy loan may result in a termination of the Lapse Protection Benefit since this
22

benefit terminates if Policy Debt exceeds the Cash Surrender Value. Finally, a policy loan will affect the amount payable on the death of the Life Insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.
If the policy is a MEC, then a loan will be treated as a withdrawal for tax purposes and may be taxable. See sections entitled “Tax Considerations—Policies Which Are MECs,” and “Tax Considerations—Policies Which Are Not MECs.”
Interest Charged on Policy Loans
Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 6.00%. The actual rate charged is equal to the Loan Interest Credited Differential, which is the difference between the rate of interest charged on a policy loan and the rate of interest credited to amounts in the Loan Account.
Preferred Loans. Preferred interest rates are available in the case of loans of amounts that represent Earnings on the policy (“Preferred Loans”). Interest will be credited to amounts in the Loan Account at an effective annual rate of 6.00%. The actual rate charged is equal to the rate of interest charged on the policy loan less the interest credited to the Loan Account, or 0.00%.
We may change the current Loan Interest Credited Differential as of 90 days after sending you written notice of such change.
For a policy that is not a MEC, the tax consequences associated with a Loan Interest Credited Differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under federal tax law as a result of the differential between the credited interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which we consider to be most likely to result in the transaction being treated as a loan under federal tax law. In no event will the loan interest rate exceed the rate charged in the first ten Policy Years.
If the policy is a MEC then, regardless of the Loan Interest Credited Differential, a loan will be treated as a withdrawal for tax purposes and may be taxable. See sections entitled “Tax Considerations—Policies Which Are MECs,” and “Tax Considerations—Policies Which Are Not MECs.”
Non-Preferred Loans. For loans that are not Preferred Loans, interest will be credited to amounts in the Loan Account at an effective annual rate of 4.00%. For these loans, then, the actual rate of interest charged on the policy loan is currently 2.00%.
If the interest due on a Policy Anniversary is not paid by you, the interest will be borrowed against the policy. The policy will go into default at any time the Policy Debt exceeds the Cash Surrender Value. At least 61 days prior to termination, we will send the policy owner a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.
Loan Account
When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policy owner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.
Loan Account Adjustments. On each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan
23

Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.
Loan Repayments. Policy Debt may be repaid in whole or in part at any time prior to the death of the Life Insured, provided that the policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account until the amount of the Loan Account associated with the Fixed Account is reduced to zero and then to each Investment Account in the same proportion as the value in the Loan Account associated with that Investment Account bears to the value of the Loan Account.
Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums. Where permitted, when a portion of the Loan Account is allocated to the Fixed Account, we require that any amounts paid to it be applied to outstanding loan balances.
POLICY SURRENDER AND PARTIAL WITHDRAWALS
Policy Surrender
A policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the “Cash Surrender Value”) minus the Policy Debt. The Net Cash Surrender Value will be determined as of the end of the Business Day on which we receive the policy and a written request for surrender at our Service Office. After a policy is surrendered, the insurance coverage and all other benefits under the policy will terminate. See section entitled “Tax Considerations” for a discussion of the potential federal income tax implications of a surrender of the policy.
Partial Withdrawals
You may make a partial withdrawal of the Net Cash Surrender Value after the first Policy Anniversary. The minimum partial withdrawal amount is $500. You may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a Partial Withdrawal see “Charges and Deductions—Surrender Charges.” See section entitled “Tax Considerations” for a discussion of the potential federal income tax implications of a partial withdrawal from the policy.
If the withdrawal would cause the Policy Value to fall below $25,000, we will treat the withdrawal request as a full surrender of the policy.
Partial withdrawals will reduce the Net Cash Surrender Value as well as the Policy Value and, therefore, reduce the amount of Face Amount as described below.
Reduction in Face Amount due to a Partial Withdrawal. A partial withdrawal will cause a reduction in Face Amount. The Face Amount will be reduced by an amount equal to (a) multiplied by (b) where:
(a)  is the Face Amount prior to the withdrawal; and
(b)  is the Policy Value after the withdrawal, divided by the Policy Value prior to the withdrawal.
If the reduction in the Face Amount would require the return of premiums in order for the policy to qualify as life insurance under Section 7702 of the Code, or any other equivalent section of the Code, then we will return premiums, with interest, in the year of reduction, or in any subsequent year that the return of premiums is required. If necessary, we will also limit the amount of the withdrawal so that the Face Amount does not fall below the Face Amount associated with the minimum initial premium of $25,000. The decrease in Face Amount will be effective as of the date of the withdrawal.
LAPSE AND REINSTATEMENT
Lapse
Unless the Lapse Protection Benefit is in effect, a policy will go into default if at the beginning of any Policy Month that the policy’s Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a policy could lapse eventually if increases in Policy Value (prior to deduction of policy charges) are not sufficient to cover
24

policy charges. A policy could also lapse if the Policy Debt is greater than the Cash Surrender Value since the Lapse Protection Benefit terminates on any date that the Policy Debt exceeds the Cash Surrender Value. We will notify you of the default and will allow a 61 day grace period (from the date the policy goes into default) in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the sum of (a) the monthly deductions due at the date of default and (b) the amount equal to the monthly deductions due to the later of the next Policy Anniversary or for at least three Policy Months. If the required payment is not received by the end of the grace period, the policy will terminate with no value. See section entitled “Tax Considerations—Lapse or Surrender” for a discussion of the potential Federal income tax implications of a lapse of the policy.
Death During Grace Period. If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding Monthly Deductions due at the time of death.
Reinstatement
You can, by making a written request, reinstate a policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:
•	In the case of a Survivorship Policy, the policy may not be reinstated if any of the Lives Insured have died since the policy lapsed;
•	Evidence of the Life Insured’s insurability, satisfactory to us, is provided to us; and
•	A premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus an amount equal to the monthly deductions due until the later of the next Policy Anniversary or for at least three Policy Months, is paid.
If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated. See section entitled “Tax Considerations—Lapse or Surrender” for a discussion of the potential federal income tax implications of a lapse and subsequent reinstatement of the Policy. Any Policy Debt not paid upon termination of a policy will be reinstated if the policy is reinstated.
Termination
The policy will terminate on the earliest to occur of the following events:
•	the end of the grace period for which you have not paid the amount necessary to bring the policy out of default;
•	surrender of the policy for its Net Cash Surrender Value;
•	the Maturity Date;
•	the death of the Life Insured.
THE GENERAL ACCOUNT
The general account of the Company consists of all assets owned by us other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of the general account.
By virtue of exclusionary provisions, interests in the general account of the Company have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
25

Fixed Account
You may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. We will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in our general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.
Policy Value in the Fixed Account. The Policy Value in the Fixed Account is equal to:
•	the portion of the Net Premiums allocated to it; plus
•	any amounts transferred to it; plus
•	interest credited to it; less
•	any charges deducted from it; less
•	any partial withdrawals from it; less
•	any amounts transferred from it.
Interest on the Fixed Account. An allocation of Policy Value to the Fixed Account does not entitle you to share in the investment experience of the general account. Instead, the Company guarantees that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if you pay the planned premiums, allocate all Net Premiums only to the Fixed Account and make no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the policy will be determinable and guaranteed.
OTHER PROVISIONS OF THE POLICY
Policy owner Rights
Unless otherwise restricted by a separate agreement, you may, until the earlier of the life insured’s death or when the life insured reaches Attained Age 100:
•	take loans and/or partial withdrawals.
•	surrender the policy.
•	transfer ownership to a new owner.
•	name a contingent owner that will automatically become owner if the policy owner dies before the insured.
•	change or revoke a contingent owner.
•	change or revoke a beneficiary.
Assignment of Rights. We will not be bound by an assignment until we receive a copy of the assignment at our Service Office. We assume no responsibility for the validity or effect of any assignment.
Beneficiary
One or more beneficiaries of the policy may be appointed by the policy owner by naming them in the application. Beneficiaries may be appointed in three classes—primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policy owner during the Life Insured’s lifetime by giving written notice to John Hancock NY in a form satisfactory to us. The change will take effect as of the date such notice is signed but will not apply to any payments made or actions taken by us prior to receiving such written notice. If the Life Insured dies and there is no surviving beneficiary, the policy owner, or the policy owner’s estate if the policy owner is the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, we will pay the insurance benefit as if the beneficiary had died before the Life Insured.
Incontestability
The Company will not contest the validity of a policy after it has been in force during the Life Insured’s lifetime for two years from the Issue Date. We will not contest the validity of an increase in Face Amount, after such increase or addition has
26

been in force during the lifetime of the Life Insured for two years from the date of such increase. If a policy has been reinstated and been in force during the lifetime of the Life Insured for less than two years from the reinstatement date, we can contest any misrepresentation of a fact material to the reinstatement.
Misstatement of Age or Sex
If the stated age or sex, or both, of the Life Insured in the policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.
Suicide Exclusion
If the Life Insured dies by suicide within two years after the Issue Date (or within the maximum period permitted by the state in which the policy was delivered, if less than two years), the policy will terminate and we will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.
We reserve the right to obtain evidence of the manner and cause of death of the Life Insured.
Supplementary Benefits
Subject to certain requirements, one or more supplementary benefits may be added to a policy, including those providing a lapse protection benefit. More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, for supplementary benefits will be deducted as part of the monthly deduction.
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
27

Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.)
Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
28

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If
29

you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½;
•	is attributable to the policy owner becoming disabled; or
•	is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
30

Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy. If your policy is issued as a result of an exchange of a policy owned or issued outside the United States, you may be subject to tax in the country or territory in which you reside. You should consult with a qualified tax adviser before exchanging your policy issued outside of the United States for one issued within the United States.
OTHER INFORMATION
Payment of Proceeds
As long as the policy is in force, we will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at our Service Office of all the documents required for such a payment. We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don’t have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum.
We may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, we may delay payment during any period during which: (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted, (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets or (iv) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.
Reports to Policy Owners
Within 30 days after each Policy Anniversary, we will send the policy owner a statement showing, among other things:
•	the amount of death benefit;
•	the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;
•	the value of the units in each Investment Account to which the Policy Value is allocated;
•	the Policy Debt and any loan interest charged since the last report;
•	the premiums paid and other policy transactions made during the period since the last report; and
•	any other information required by law.
Each policy owner will also be sent an annual and a semi-annual report for each portfolio which will include a list of the securities held in each portfolio as required by the 1940 Act.
31

Distribution of policies
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.
JH Distributors' principal address is 601 Congress Street, Boston, MA 02210 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.
Compensation
The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.
Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.
Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.
You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the SAI, which is available upon request.
Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.
The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 8.5% of the target premium paid in the first policy year. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).
Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.
32

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.
Responsibilities of John Hancock NY
The Underwriting and Distribution Agreement between JH Distributors and John Hancock NY provides that John Hancock NY will pay selling broker dealers commission and expense allowance payments subject to limitations imposed by New York Insurance Law. The Company will prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the policies, and send all confirmations required to be sent by JH Distributors with respect to the policies. The Company will pay JH Distributors for expenses incurred and services performed under the terms of the agreement in such amounts and at such times as agreed to by the parties.
John Hancock USA has entered into an Administrative Service Agreement with us pursuant to which John Hancock USA or its designee will provide to us all issue, administrative, general services and record keeping functions on our behalf with respect to all of our insurance policies including the policies.
The Company may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of an insured.
Voting Rights
As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio. John Hancock NY is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders’ meeting. However, John Hancock NY will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the policies, will be voted by John Hancock NY in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit John Hancock NY to vote shares held in the Separate Account in its own right, it may elect to do so.
The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by John Hancock NY, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.
John Hancock NY may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that John Hancock NY reasonably disapproves such changes in accordance with applicable federal regulations. If John Hancock NY does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.
33

Substitution of Portfolio Shares
It is possible that in the judgment of the Company, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, John Hancock NY may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and the New York Insurance Department may be required.
John Hancock NY also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.
Records and Accounts
The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of John Hancock NY.
All records and accounts relating to the Separate Account and the Portfolios will be maintained by us. All financial transactions will be handled by us. All reports required to be made and information required to be given will be provided by us.
State Regulation
We are subject to the laws of the State of New York governing insurance companies and to the regulation of the New York Insurance Department. Regulation by the New York Insurance Department includes periodic examination of our financial position and operations, including contract liabilities and reserves. Regulation by supervisory agencies includes licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulation of the type and amounts of permitted investments. Our books and accounts are subject to review by the New York Insurance Department and other supervisory agencies at all times, and we file annual statements with these agencies.
Financial statements reference
The financial statements of John Hancock NY and the Separate Account can be found in the SAI. The financial statements of John Hancock NY should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of John Hancock NY to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.
Registration statement filed with the SEC
This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company of New York at December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016, and the financial statements of John Hancock Life Insurance Company of New York Separate Account B at December 31, 2016, and for each of the two years in the period ended December 31, 2016, appearing in this Prospectus and Registration Statement have been audited by Ernst
34

&Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
35

APPENDIX A: DEFINITIONS
Additional Rating: is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, our underwriting requirements for the standard risk classification.
Attained Age: is the age on the Policy Date plus the number of whole years that have elapsed since the Policy Date.
Business Day: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange on that day.
Cash Surrender Value: is the Policy Value less the surrender charge and any outstanding monthly deductions due.
The Company (or “we,” “us” or “our”): refers to John Hancock Life Insurance Company of New York.
Earnings: is an amount calculated in relation to a loan and free withdrawals. The amount is calculated as of the date the Company receives the request for the loan or the free withdrawal and is equal to the Policy Value less the sum of (a) the value of any Policy Debt and (b) total premiums paid.
Effective Date: is the date the underwriters approve issuance of the policy. If the policy is approved without the initial premium, the Effective Date will be the date we receive at least the minimum initial premium at our Service Office. In either case, we will take the first monthly deduction on the Effective Date.
Fixed Account: is that part of the Policy Value which reflects the value the policy owner has in our general account.
Gross Withdrawal: is the amount of partial Net Cash Surrender Value the policy owner requests plus any surrender Charge applicable to the withdrawal.
Guideline Single Premium: is the maximum premium that can be paid under the Guideline Premium Test (described under “Life Insurance Qualification”) which will still allow the policy to qualify as life insurance for tax purposes under Section 7702 of the Code.
Investment Account: is that part of the Policy Value which reflects the value the policy owner has in one of the sub-accounts of the Separate Account.
Issue Date: is the date we issued the policy. The Issue Date is also the date from which the Suicide and Incontestability provisions of the policy are measured.
Life Insured: is the person or persons whose life (or lives) is (are) covered by the policy. In the case of a Survivorship Policy, all provisions of the policy which are based on the death of the Life Insured will be based on the death of the last survivor of the persons so named and reference to the youngest of the Life Insured means the youngest person insured under the policy when it is first issued.
Loan Account: is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.
Maturity Date: is the date shown in the policy. In the case of a Single Life Policy, it is the Policy Anniversary nearest Attained Age 100 of the Life Insured. In the case of a Survivorship Policy, it is the Policy Anniversary nearest Attained Age 100 of the youngest of the Life Insured at issue.
Monthly No-Lapse Guarantee Premium: is one-twelfth of the No-Lapse Guarantee Premium.
Net Cash Surrender Value: is the Cash Surrender Value less the Policy Debt.
Net Policy Value: is the Policy Value less the value in the Loan Account.
Net Premium: is the gross premium paid less the premium charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.
Policy Date: is the date coverage takes effect under the policy, provided the underwriting process has been completed to the Company’s satisfaction and the Company has received the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.
Policy Debt: as of any date equals (a) plus (b) plus (c) minus (d), where:
(a) is the total amount of loans borrowed as of such date;
36

(b) is the total amount of any unpaid loan interest charges which have been borrowed against the policy on a Policy Anniversary;
(c) is any interest charges accrued from the last Policy Anniversary to the current date; and
(d) is the total amount of loan repayments as of such date.
Policy Value: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.
Separate Account: refers to Separate Account B of the Company.
Service Office Mailing Address: is 1 John Hancock Way, Suite 1350, Boston, MA 02217-1099.
Single Life Policy: is a modified single premium variable life insurance policy offered on a single life basis under the policy described in this prospectus.
Surrender Charge Period: is the period following the Issue Date of the policy or following any increase in Face Amount during which we will assess surrender charges. Surrender charges will apply during this period if the policy terminates due to default, if the policy owner surrenders the policy or makes a partial withdrawal.
Survivorship Policy: is a modified single premium survivorship variable life insurance policy offered on a survivorship basis under the policy described in this prospectus.
Written Request: is the policy owner’s request to us which must be in a form satisfactory to us, signed and dated by the policyowner, and received at our Service Office.
37

In addition to this prospectus, John Hancock NY has filed with the SEC an SAI that contains additional information about John Hancock NY and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock NY and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock NY representative. The SAI may be obtained by contacting the John Hancock NY Service Office. You should also contact the John Hancock NY Service Office to request any other information about your policy or to make any inquiries about its operation.
JOHN HANCOCK NY SERVICE OFFICE
Overnight Express Delivery	Mail Delivery
Life Post Issue John Hancock Insurance Company 30 Dan Road, Suite #55979 Canton, MA 02021	Life Post Issue John Hancock Life Insurance Company PO Box 55979 Boston, MA 02205
Phone:	Fax:
1-877-391-3748, Option 4	1-617-572-1571
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.
1940 Act File No. 811-8329—1933 Act File No. 333-33504

Statement of Additional Information
dated May 1, 2017
for interests in
John Hancock Life Insurance Company of New York Separate Account B
(Name of Registrant)
JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(“John Hancock NY”)
(Name of Depositor)
This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock NY representative or by contacting our Service Office by mail at Life Post Issue, John Hancock Insurance Company, PO Box 55979, Boston, MA 02205, or telephone at 1-800-827-4546.

Description of the Depositor
Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” The Depositor is John Hancock NY, a stock life insurance company organized under the laws of New York in 1992. We are a licensed life insurance company in the state of New York. Until 2004, John Hancock NY had been known as The Manufacturers Life Insurance Company of New York.
John Hancock NY is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a life insurance company domiciled in Michigan. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.
Description of the Registrant
Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Life Insurance Company of New York Separate Account B (the “Registrant” or “Separate Account”), is a separate account established by the Depositor under NY law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.
New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.
Services
Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.
Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.
Independent registered public accounting firm
The statutory-basis financial statements of John Hancock Life Insurance Company of New York at December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016, and the financial statements of John Hancock Life Insurance Company of New York Separate Account B at December 31, 2016, and for each of the two years in the period ended December 31, 2016, appearing in this Prospectus and Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Legal and Regulatory Matters
There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policies.
Principal Underwriter/Distributor
John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.

JH Distributors' principal address is 601 Congress Street, Boston, MA 02210, and it also maintains offices with us at 197 Clarendon Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.
The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2016, 2015, and 2014, was $100,416,732, $120,545,566, and, 132,392,739, respectively. JH Distributors did not retain any of these amounts during such periods.
The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.
Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:
•	Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
•	Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
•	Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.
Our affiliated broker-dealer, Signator Investors, Inc., may pay its respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.
Additional Information About Charges
A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.
Special purchase programs for eligible classes
The policy may be available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.
3

333-85296	333-131134	333-152408
333-88972	333-132905	333-153253
333-33504	333-141693	333-157213
333-100664	333-148992	333-179571
333-127543	333-151631	333-193995
333-131139		333-194819
4

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS AND SUPPLEMENTARY INFORMATION

John Hancock Life Insurance Company of New York

For the Years Ended December 31, 2016, 2015 and 2014

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS AND SUPPLEMENTARY INFORMATION

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

YEARS ENDED DECEMBER 31, 2016, 2015 AND 2014

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company of New York

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company of New York (the Company), which comprise the balance sheets as of December 31, 2016 and 2015 and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2016 and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2, to meet the requirements of New York the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 2. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2016 and 2015, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2016.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2016 and 2015, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2016 in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 29, 2017

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS – STATUTORY-BASIS

	December 31,
	2016	2015

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$4,927	$4,636
Stocks:
Preferred stocks	7	-
Common stocks	153	76
Investments in affiliates	-	55
Mortgage loans on real estate	789	806
Real estate:
Investment properties	229	181
Cash, cash equivalents and short-term investments	10	72
Policy loans	104	170
Derivatives	752	756
Receivable for collateral on derivatives	9	4
Receivable for securities	1	1
Other invested assets	654	402

Total cash and invested assets	7,635	7,159
Investment income due and accrued	86	79
Premiums due and deferred	20	17
Amounts recoverable from reinsurers	22	23
Funds held by or deposited with reinsured companies	920	930
Net deferred tax asset	89	83
Other reinsurance receivable	31	16
Amounts due from affiliates	390	579
Other assets	11	56
Assets held in separate accounts	7,503	7,448

Total admitted assets	$16,707	$16,390

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS – STATUTORY-BASIS – (CONTINUED)

	December 31,
	2016	2015

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$5,816	$5,675
Policyholders’ and beneficiaries funds	257	266
Dividends payable to policyholders	15	17
Policy benefits in process of payment	40	25
Other amount payable on reinsurance	41	411
Other policy obligations	1	2

Total policy and contract obligations	6,170	6,396
Payable to parent and affiliates	101	86
Transfers to (from) separate account, net	(31)	(38)
Asset valuation reserve	80	72
Reinsurance in unauthorized companies	10	7
Funds withheld from unauthorized reinsurers	334	331
Interest maintenance reserve	393	170
Current federal income taxes payable	204	-
Derivatives	456	468
Payables for collateral on derivatives	40	120
Other general account obligations	42	20
Obligations related to separate accounts	7,503	7,448

Total liabilities	15,302	15,080

Capital and surplus:
Common stock (par value $1; 3,000,000 shares authorized; 2,000,003 shares issued and outstanding at December 31, 2016 and 2015)	2	2
Paid-in surplus	913	913
Unassigned surplus	490	395

Total capital and surplus	1,405	1,310

Total liabilities and capital and surplus	$16,707	$16,390

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS – STATUTORY-BASIS

	Years Ended December 31,
	2016	2015	2014

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums	$1,530	$1,751	$1,041
Consideration for supplementary contracts with life contingencies	9	12	23
Net investment income	314	335	380
Amortization of interest maintenance reserve	18	14	14
Commissions and expense allowance on reinsurance ceded	209	(34)	38
Reserve adjustment on reinsurance ceded	(427)	(8)	(7)
Separate account administrative and contract fees	103	110	114
Other revenue	40	30	21

Total premiums and other revenues	1,796	2,210	1,624

Benefits paid or provided:
Death, surrender and other contract benefits, net	1,334	1,361	1,392
Annuity benefits	182	164	242
Disability and long-term care benefits	1	1	1
Interest and adjustments on policy or deposit-type funds	(5)	10	7
Payments on supplementary contracts with life contingencies	9	8	7
Increase (decrease) in life and long-term care reserves	213	988	433

Total benefits paid or provided	1,734	2,532	2,082

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	83	164	99
General expenses	50	48	51
Insurance taxes, licenses and fees	7	9	5
Net transfers to (from) separate accounts	(347)	(469)	(517)
Investment income ceded	101	90	207
Other deductions	(78)	(113)	(99)

Total insurance expenses and other deductions	(184)	(271)	(254)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	246	(51)	(204)

Dividends to policyholders	20	30	6

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	226	(81)	(210)

Federal income tax expense (benefit)	85	(74)	(3)

Income (loss) from operations before net realized capital gains (losses)	141	(7)	(207)

Net realized capital gains (losses)	(61)	(11)	(25)

Net income (loss)	$80	$(18)	$(232)

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS – STATUTORY-BASIS

	Common Stock	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2014	$2	$913	$369	$1,284

Net income (loss)			(232)	(232)
Change in net unrealized capital gains (losses)			134	134
Change in net deferred income tax			91	91
Decrease (increase) in non-admitted assets			(15)	(15)
Change in liability for reinsurance in unauthorized reinsurance			(2)	(2)
Decrease (increase) in asset valuation reserves			(41)	(41)
Change in surplus as a result of reinsurance			(11)	(11)
Other adjustments, net			7	7

Balances at December 31, 2014	2	913	300	1,215

Net income (loss)			(18)	(18)
Change in net unrealized capital gains (losses)			26	26
Change in net deferred income tax			(38)	(38)
Decrease (increase) in non-admitted assets			75	75
Change in liability for reinsurance in unauthorized reinsurance			(1)	(1)
Decrease (increase) in asset valuation reserves			(11)	(11)
Change in surplus as a result of reinsurance			55	55
Other adjustments, net			7	7

Balances at December 31, 2015	2	913	395	1,310

Net income (loss)			80	80
Change in net unrealized capital gains (losses)			17	17
Change in net deferred income tax			42	42
Decrease (increase) in non-admitted assets			(28)	(28)
Change in liability for reinsurance in unauthorized reinsurance			(3)	(3)
Decrease (increase) in asset valuation reserves			(8)	(8)
Change in surplus as a result of reinsurance			(17)	(17)
Other adjustments, net			12	12

Balances at December 31, 2016	$2	$913	$490	$1,405

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOW – STATUTORY-BASIS

	Years Ended December 31,
	2016	2015	2014

	(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$1,537	$2,446	$1,064
Net investment income received	324	346	417
Separate account fees	103	110	114
Commissions and expenses allowance on reinsurance ceded	192	21	27
Miscellaneous income	50	(147)	18
Benefits and losses paid	(2,364)	(1,263)	(1,696)
Net transfers from (to) separate accounts	355	492	541
Commissions and expenses (paid) recovered	(179)	(228)	(262)
Dividends paid to policyholders	(22)	(1)	(7)
Federal and foreign income and capital gain taxes (paid) recovered	34	5	(39)

Net cash provided by operating activities	30	1,781	177

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	3,313	2,021	2,342
Stocks	62	1	4
Mortgage loans on real estate	40	138	91
Real estate	1	(1)	33
Other invested assets	63	32	17

Total investment proceeds	3,479	2,191	2,487

Cost of investments acquired:
Bonds	3,273	1,660	2,162
Stocks	85	70	2
Mortgage loans on real estate	24	187	27
Real estate	58	4	(2)
Other invested assets	300	243	117
Derivatives	60	14	37

Total cost of investments acquired	3,800	2,178	2,343
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(85)	(23)	116
Net (increase) decrease in policy loans	66	(9)	(18)

Net cash provided by (used in) investment activities	(340)	(19)	242

Financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts	(8)	(6)	(9)
Other cash provided (applied)	256	(1,796)	(332)

Net cash provided by (used in) financing and miscellaneous activities	248	(1,802)	(341)

Net increase (decrease) in cash, cash equivalents and short-term investments	(62)	(40)	78
Cash, cash equivalents and short-term investments at beginning of year	72	112	34

Cash, cash equivalents and short-term investments at end of year	$10	$72	$112

Non-cash investing activities during the year:
Premium, deposit type contracts and other operating activity for New York Life (“NYL”) 2015 reinsurance transaction and other affiliate transactions, net	$26	$1,395	$-
Transfer of invested assets for NYL 2015 reinsurance transactions and other affiliates, net	(26)	(1,395)	-

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company of New York (the “Company”) is a life insurance company organized on February 10, 1992 under the laws of the State of New York. The New York State Department of Financial Services (the “Insurance Department”) granted the Company a license to operate on July 22, 1992. The Company is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of JHUSA, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company had two wholly-owned subsidiary C corporations for the purposes of owning real estate, John Hancock Illinois Real Estate Holdings, Inc. (“JHIREH”) and John Hancock California Real Estate Holdings, Inc. (“JHCREH”). These companies were dissolved and six single member LLCs were formed as of December 31, 2016 to hold the real estate. The LLCs are direct subsidiaries of, and wholly-owned by the Company.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of New York. The New York Superintendent of the Insurance Department (the “Superintendent”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when either of the following two conditions exist: the entity either (1) has the intent to sell the debt security or (2) is more likely than not to be required to sell the debt security before its anticipated recovery. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported at GAAP equity. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate held for the production of income is reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2016, 2015 and 2014, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally deferred income taxes, the Company’s investment in John Hancock Investment Management Services, LLC (“JHIMS”), an affiliated company, furniture and equipment, and other assets not specifically identified as admitted assets within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Superintendent.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of Asset Adequacy Testing (“AAT”) indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in-force. The Company is holding an additional $335 million and $380 million of reserves at December 31, 2016 and 2015, respectively, as a result of asset adequacy analysis. At December 31, 2016 and 2015, the Company held reserves of $404 million and $343 million, respectively, on insurance in-force amounts for which gross premiums were less than net premiums according to the standard of valuation set by the State of New York.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality Tables and using principally the net level premium method and the Commissioner’s Reserve Valuation Method.

•

Annuity and supplementary contracts with life contingency reserves are based principally on the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983 and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

•

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31, 2016 or 2015. Mean reserves are determined by computing the terminal reserve for the plan at the rated age and assuming annual premiums have been paid as of the valuation date. For certain policies with substandard table ratings, mean reserves are based on rated mortality from 125% to 500% of standard rating; for certain policies with flat extra ratings, mean reserves are based on standard mortality rates increased by 1 to 25 deaths per thousand. An asset is recorded for deferred premiums, net of loading, to adjust the reserve for modal premium payments.

•	The deferred premium is never greater than the gross premium.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

The State of New York requires the Company to calculate reserves for guaranteed minimum death benefits for variable universal life under Regulation 147 and to hold reserves under this Regulation. Based on the aforementioned calculation at December 31, 2016 and 2015, the Company recorded additional reserves of $29 million and $26 million, respectively, pursuant to Regulation 147.

•

The State of New York also requires the Company to calculate reserves for universal life products with secondary guarantees under Regulation 147 and to hold reserves under this Regulation. Based on the aforementioned calculation at December 31, 2016 and 2015, the Company recorded additional reserves of $185 million and $139 million, respectively, pursuant to Regulation 147. The Company is holding an additional $45 million and $90 million of reserves at December 31, 2016 and 2015, respectively, as a result of AAT.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43, and primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The reserve is based on the worst present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of New York to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial consideration is recorded directly to unassigned surplus and released into income over the life of the treaty.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net unrealized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statements of Operations that differ from the federal statutory tax rate.

Participating Insurance and Policyholder Dividends: Participating business which is assumed from JHUSA, represented approximately 18% and 19% of the Company’s aggregate reserve for group fixed annuity and life contracts at December 31, 2016 and 2015, respectively. The amount of policyholders’ dividends to be paid is approved annually by JHUSA’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

3. Permitted or Prescribed Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of New York’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of New York. The Superintendent has the authority to prescribe or permit other specific practices that deviate from prescribed practices. As of December 31, 2016 and 2015, the Superintendent had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

In March 2015, the NAIC adopted revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 1, Disclosure of Accounting Policies, Risks and Uncertainties and Other Disclosures (“SSAP 1”) regarding management’s assessment of an entity’s ability to continue as a going concern. The pronouncement requires management to assess the entity’s ability to continue as a going concern, and provide footnote disclosures when conditions give rise to substantial doubt about an entity’s ability to continue as a going concern within one year from the financial statement issuance date. The new guidance is effective December 31, 2016. The guidance had no impact on the Company’s financial position, results of operations, and financial statement disclosures.

Future Adoption of New Accounting Standards

In August, 2016, the NAIC adopted substantive revisions to SSAP No. 51 — Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date is January 1, 2017 and companies are allowed to defer adoption for three years until January 1, 2020. The Company has opted to postpone implementation of PBR until 2020 and is currently assessing the impact of these revisions on its financial statements. Adoption will be on a prospective basis for policies issued on or after the adoption date, therefore, we expect no impact to surplus upon adoption.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2016, 2015 and 2014.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2016:
U.S. government and agencies	$2,038	$2	$(206)	$1,834
States and political subdivisions	119	19	(1)	137
Foreign governments	47	3	-	50
Corporate bonds	2,255	163	(16)	2,402
Mortgage-backed and asset-backed securities	468	32	(2)	498

Total bonds	$4,927	$219	$(225)	$4,921

December 31, 2015:
U.S. government and agencies	$1,341	$133	$(4)	$1,470
States and political subdivisions	149	23	(1)	171
Foreign governments	48	3	-	51
Corporate bonds	2,596	130	(58)	2,668
Mortgage-backed and asset-backed securities	502	36	(4)	534

Total bonds	$4,636	$325	$(67)	$4,894

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2016, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$72	$73
Due after one year through five years	1,138	1,158
Due after five years through ten years	414	423
Due after ten years	2,835	2,769
Mortgage-backed and asset-backed securities	468	498

Total	$4,927	$4,921

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2016	2015

	(in millions)
At fair value:
Bonds pledged in support of over-the-counter derivative instruments	$16	$16
Bonds pledged in support of exchange-traded futures	29	29
Bonds and cash pledged in support of cleared interest rate swaps	33	21

Total fair value	$78	$66

At carrying value:
Bonds on deposit with government authorities	$-	$-
Mortgage loans pledged in support of real estate	-	-
Bonds held in trust	-	-
Pledged collateral under reinsurance agreements	-	-

Total carrying value	$-	$-

At December 31, 2016 and 2015, the Company held below investment grade corporate bonds of $169 million and $118 million, with an aggregate fair value of $175 million and $108 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(in millions)
December 31, 2016:
U.S. government and agencies	$1,663	$(206)	$-	$-	$1,663	$(206)
States and political subdivisions	20	-	1	(1)	21	(1)
Foreign governments	-	-	-	-	-	-
Corporate bonds	372	(10)	60	(6)	432	(16)
Mortgage-backed and asset-backed securities	68	(2)	5	-	73	(2)
Total	$2,123	$(218)	$66	$(7)	$2,189	$(225)

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(in millions)
December 31, 2015:
U.S. government and agencies	$107	$(4)	$-	$-	$107	$(4)
States and political subdivisions	14	(1)	-	-	14	(1)
Foreign governments	-	-	-	-	-	-
Corporate bonds	778	(31)	100	(27)	878	(58)
Mortgage-backed and asset-backed securities	118	(3)	9	(1)	127	(4)
Total	$1,017	$(39)	$109	$(28)	$1,126	$(67)

At December 31, 2016 and 2015, there were 199 and 306 bonds that had a gross unrealized loss of which the single largest unrealized loss was $187 million and $4 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The sales of investments in bonds resulted in the following:

	Years Ended December 31,
	2016	2015	2014

	(in millions)
Proceeds	$3,109	$1,733	$1,945
Realized gross gains	375	43	59
Realized gross losses	(6)	(21)	(49)

For the years ended December 31, 2016 and 2015, realized capital losses include $5 million and $0 million related to bonds that had experienced an other-than-temporary decline in value and were comprised of 2 and 0 securities, respectively. These are primarily made up of impairments on private bonds.

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2016 and 2015.

Affiliate Transactions

In 2016, the Company transferred certain bonds to its parent, JHUSA, in lieu of a reinsurance cash settlement. These bonds had a book value of $26 million and a fair value of $26 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2016, the Company sold certain bonds to its parent, JHUSA. These bonds had a book value of $308 million and fair value of $343 million. The Company recognized $35 million in pre-tax realized gains before transfer to IMR.

In 2016, the Company sold certain bonds to an affiliate, Manubank (“MB”). These bonds had a book value of $1 million and fair value of $1 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manulife Securities Ltd Partner (“MSLP”). These bonds had a book value of $13 million and fair value of $13 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, John Hancock Life & Health Insurance Company (“JHLH”), for $120 million.

In 2015, the Company sold certain bonds to its parent, JHUSA. These bonds had a book value of $141 million and a fair value of $152 million. The Company recognized $11 in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, Manufacturers International Limited (Hong Kong) (“MIL”). These bonds had a book value of $27 million and fair value of $28 million at the date of the transaction. The Company recognized $1 million in pre-tax realized gains before transfer to the IMR.

In 2014, the Company sold certain and acquired certain bonds to its parent, JHUSA. These bonds had a net book value of $165 million and a fair value of $188 million at the date of the transactions. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Preferred and Common Stocks

Cost and Fair Value of the Company’s investments in Preferred and Common Stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2016:
Preferred stocks:
Nonaffiliated	$7	$-	$-	$7
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	143	11	(1)	153
Affiliates*	-	-	-	-

Total stocks	$150	$11	$(1)	$160

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2015:
Preferred stocks:
Nonaffiliated	$-	$-	$-	$-
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	73	5	(2)	76
Affiliates*	55	-	-	55

Total stocks	$128	$5	$(2)	$131

*	Affiliates — fair value represents the carrying value

At December 31, 2016 and 2015, there were 32 and 26 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $0 million and $0 million at December 31, 2016 and 2015, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2016, 2015 and 2014, realized capital losses include $0 million, $0 million, and $0 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 0, 0, and 0 securities, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Mortgage Loans on Real Estate

At December 31, 2016 and 2015, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2016:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$261	East North Central	$133
Industrial	70	East South Central	11
Office buildings	190	Middle Atlantic	119
Retail	201	Mountain	58
Agricultural	-	New England	18
Agribusiness	12	Pacific	272
Mixed use	-	South Atlantic	116
Other	55	West North Central	40
Allowance	-	West South Central	22
		Canada / Other	-
		Allowance	-

Total mortgage loans on real estate	$789	Total mortgage loans on real estate	$789

December 31, 2015:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$266	East North Central	$134
Industrial	83	East South Central	10
Office buildings	187	Middle Atlantic	121
Retail	205	Mountain	55
Agricultural	-	New England	19
Agribusiness	12	Pacific	284
Mixed use	-	South Atlantic	115
Other	53	West North Central	44
Allowance	-	West South Central	24
		Canada / Other	-
		Allowance	-

Total mortgage loans on real estate	$806	Total mortgage loans on real estate	$806

The aggregate mortgages outstanding to any one borrower do not exceed $35 million.

During 2016, the respective maximum and minimum lending rates for mortgage loans issued were 4.46% and 3.40% for commercial loans. The Company issued no new agricultural loans during 2016. The Company issued no purchase money mortgages in 2016 or 2015. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgages does not exceed 75%. The average recorded investment in impaired loans was $0 million and $0 million at December 31, 2016 and 2015, respectively. The Company recognized $0 million, $0 million, and $0 million of interest income during the period the loans were impaired for the years ended December 31, 2016, 2015 and 2014, respectively.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2016	2015

	(in millions)
AAA	$54	$43
AA	199	202
A	376	341
BBB	160	220
BB	-	-
B and lower and unrated	-	-

Total	$789	$806

Affiliate Transactions

In 2015, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $25 million and fair value of $27 million at the date of the transaction. The Company recognized $2 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company acquired, at fair value, certain mortgages from its parent, JHUSA, for $73 million.

In 2015, the Company acquired, at fair value, certain mortgages from an affiliate, JHLH, for $29 million.

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2016	2015

	(in millions)
Properties occupied by the company	$-	$-
Properties held for the production of income	251	193
Properties held for sale	-	-
Less accumulated depreciation	(22)	(12)

Total	$229	$181

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2016, 2015 and 2014, respectively.

Affiliate Transactions

In 2015, the Company formed two new wholly-owned subsidiaries for the purposes of owning real estate and contributed certain of its real estate holdings to the newly formed entities in exchange for all of their equity interests. These properties had aggregate book values of $55 million and fair values of $79 million at the date of the transaction and were contributed on a book value basis which resulted in no impact to the Company’s financial position or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

In 2014, the Company sold real estate to its parent, JHUSA. The real estate had a book value of $32 million and a fair value of $33 million at the date of the transaction. The Company recognized $1 million in pre-tax realized gains.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2016 and 2015.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $4 million, $0 million, and $0 million of impairments on partnerships and LLCs in 2016, 2015, or 2014. Any impairment is based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of another invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Other

The Company had no exposure to the subprime mortgage related risk at December 31, 2016 or 2015.

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2016	2015	2014

	(in millions)
Income:
Bonds	$189	$232	$264
Preferred stocks	-	-	-
Common stocks	5	-	-
Mortgage loans on real estate	42	48	63
Real estate	35	29	38
Policy loans	4	5	7
Cash, cash equivalents and short-term investments	1	-	-
Other invested assets	42	35	33
Derivatives	33	29	22
Other income	1	2	-

Total investment income	352	380	427

Expenses
Investment expenses	(31)	(37)	(39)
Investment taxes, licenses and fees, excluding federal income taxes	(3)	(3)	(3)
Investment interest expense	-	-	-
Depreciation on real estate and other invested assets	(4)	(5)	(5)

Total investment expenses	(38)	(45)	(47)

Net investment income	$314	$335	$380

Other invested assets above represent income earned from the Company’s investment in JHIMS.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	Years Ended
	2016	2015	2014

	(in millions)
Realized capital gains (losses)	$306	$61	$(19)
Less amount transferred to the IMR (net of related tax benefit (expense) of $(130) in 2016, $(27) in 2015, and $(2) in 2014)	241	50	5

Realized capital gains (losses) before tax	65	11	(24)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	126	22	1

Net realized capital gains (losses)	$(61)	$(11)	$(25)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps and futures agreements to manage current and anticipated exposures to changes in interest rates and equity market prices.

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements and cleared interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

Equity Market Contracts. Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships and replication (synthetic asset) transactions (“RSATs”):

December 31, 2016
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$212	$6	$-	$20	$-
	Foreign currency swaps	-	-	-	-	-
Cash flow hedges	Interest rate swaps	123	-	-	22	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-

Total Derivatives in Effective Hedge Accounting Relationships		$335	$6	$-	$42	$-

Other Hedging Relationships
	Interest rate swaps	$10,917	$745	$456	$745	$456
	Interest rate treasury locks	-	-	-	-	-
	Interest rate options	-	-	-	-	-
	Interest rate futures	-	-	-	-	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-
	Equity index options	23	1	-	1	-
	Equity index futures	-	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$10,940	$746	$456	$746	$456

Replication Synthetic Asset Transactions
	Interest rate swaps	$-	$-	$-	$-	$-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$-	$-	$-	$-	$-

Total Derivatives		$11,275	$752	$456	$788	$456

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

		December 31, 2015
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$212	$7	$-	$22	$-
	Foreign currency swaps	-	-	-	-	-
Cash flow hedges	Interest rate swaps	173	-	-	39	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-

Total Derivatives in Effective Hedge Accounting Relationships		$385	$7	$-	$61	$-

Other Hedging Relationships
	Interest rate swaps	$10,904	$749	$468	$749	$468
	Interest rate treasury locks	-	-	-	-	-
	Interest rate options	-	-	-	-	-
	Interest rate futures	608	-	-	-	-
	Foreign currency swaps	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	-	-	-	-	-
	Equity index options	23	-	-	-	-
	Equity index futures	485	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$12,020	$749	$468	$749	$468

Replication Synthetic Asset Transactions
	Interest rate swaps	$-	$-	$-	$-	$-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$-	$-	$-	$-	$-

Total Derivatives		$12,405	$756	$468	$810	$468

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2016, 2015 and 2014, the Company recorded net unrealized gains of $19 million, $19 million, and $27 million, respectively related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the year ended December 31, 2016, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 4 years.

Derivatives Not Designated in Effective Hedge Accounting Relationships. The Company enters into interest rate swap agreements and interest rate futures contracts to manage exposure to interest rates without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company deferred net realized gains of $0 million, $0 million, and $0 million (including $0 million, $0 million, and $0 million of gains for derivatives in other hedging relationships) related to interest rates for the years ended December 31, 2016, 2015 and 2014, respectively. Deferred net realized gains (losses) are reported in the IMR and amortized over the remaining period to expiration date.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2016, 2015 and 2014 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2016	2015	2014

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$8	$32	$196
Interest rate treasury locks	-	-	-
Interest rate options	-	-	-
Foreign currency swaps	-	-	-
Foreign currency forwards	-	-	-
Equity total return swaps	-	-	-
Equity index options	1	-	-
Credit default swaps	-	-	-

Total net unrealized capital gain (loss)	$9	$32	$196

Net realized capital gain (loss):
Interest rate swaps	$-	$-	$-
Interest rate treasury locks	-	-	-
Interest rate options	-	-	-
Interest rate futures	4	(5)	(8)
Foreign currency swaps	-	-	-
Foreign currency forwards	-	-	-
Foreign currency futures	-	-	-
Equity total return swaps	-	-	-
Equity index options	(1)	-	-
Equity index futures	(63)	(10)	(29)
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net realized capital gain (loss)	$(60)	$(15)	$(37)

Total gain (loss) from derivatives in other hedging relationships	$(51)	$17	$159

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2016 and 2015, the Company had accepted collateral consisting of cash of $40 million and $120 million and various securities with a fair value of $371 million and $258 million, respectively, which are held in separate custodial accounts. In addition, the Company has

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds — For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate — The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments — The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans — These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves — Policy reserves consists of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries Funds — Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Effective December 31, 2016, fair value disclosure is no longer required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 — Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 — Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and derivative assets and liabilities.

•

Level 3 — Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities such as securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts consist of investments in mutual funds with values that are based upon quoted market prices or reported net asset values (“NAV”). Open-ended mutual fund investments that are traded in an active market and have a publically available price are included in Level 1. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

December 31, 2016
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	153	153	119	-	34

Total common stocks	153	153	119	-	34
Derivatives:
Interest rate swaps	745	745	-	745	-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity index options	1	1	-	1	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	746	746	-	746	-
Assets held in separate accounts	7,503	7,503	7,503	-	-

Total assets	$8,402	$8,402	$7,622	$746	$34

Liabilities:
Derivatives:
Interest rate swaps	$456	$456	$-	$456	$-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity index options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	456	456	-	456	-
Liabilities held in separate accounts	7,503	7,503	7,503	-	-

Total liabilities	$7,959	$7,959	$7,503	$456	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

December 31, 2015
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$-	$-	$-	$-	$-
Loan-backed and structured securities	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	76	76	68	-	8

Total common stocks	76	76	68	-	8
Derivatives:
Interest rate swaps	749	749	-	749	-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity index options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	749	749	-	749	-
Assets held in separate accounts	7,448	7,448	7,448	-	-

Total assets	$8,273	$8,273	$7,516	$749	$8

Liabilities:
Derivatives:
Interest rate swaps	$468	$468	$-	$468	$-
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	-	-	-	-	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity index options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	468	468	-	468	-
Liabilities held in separate accounts	7,448	7,448	7,448	-	-

Total liabilities	$7,916	$7,916	$7,448	$468	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2016
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$4,927	$4,921	$-	$4,612	$309
Preferred stocks	7	7	-	-	7
Mortgage loans on real estate	789	851	-	-	851
Cash, cash equivalents and short term investments	10	10	10	-	-
Policy loans	104	104	-	104	-
Derivatives in effective hedge accounting and RSAT relationships	6	42	-	42	-

Total assets	$5,843	$5,935	$10	$4,758	$1,167

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	82	81	-	-	81
Policyholders’ and beneficiaries funds	126	151	-	151	-
Derivatives in effective hedge accounting and RSAT relationships	-	-	-	-	-

Total liabilities	$208	$232	$-	$151	$81

	December 31, 2015
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$4,636	$4,894	$-	$4,533	$361
Preferred stocks	-	-	-	-	-
Mortgage loans on real estate	806	861	-	-	861
Cash, cash equivalents and short term investments	72	72	72	-	-
Policy loans	170	170	-	170	-
Derivatives in effective hedge accounting and RSAT relationships	7	61	-	61	-

Total assets	$5,691	$6,058	$72	$4,764	$1,222

Liabilities:
Consumer notes	$-	$-	$-	$-	$-
Borrowed money	-	-	-	-	-
Policy reserves	84	83	-	-	83
Policyholders’ and beneficiaries funds	266	288	-	148	140
Derivatives in effective hedge accounting and RSAT relationships	-	-	-	-	-

Total liabilities	$350	$371	$-	$148	$223

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2016 and 2015, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2016 and 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2016, 2015 and 2014, are summarized as follows:

		Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)					Transfers
	Balance at January 1, 2016	Net income (1)	Surplus		Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2016

(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	8	-	1	-	25	-	-	-	-	-	34

Total common stocks	8	-	1	-	25	-	-	-	-	-	34
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-

Total	$8	$-	$1	$-	$25	$-	$-	$-	$-	$-	$34

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2015	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2015

(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	4	-	4	-	-	-	-	-	-	-	8

Total common stocks	4	-	4	-	-	-	-	-	-	-	8
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-

Total	$4	$-	$4	$-	$-	$-	$-	$-	$-	$-	$8

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)					Transfers
	Balance at January 1, 2014	Net income (1)	Surplus		Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2014

(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-

Total bonds with NAIC 6 rating	-	-	-	-	-	-	-	-	-	-	-
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	3	-	1	-	-	-	(2)	-	2	-	4

Total common stocks	3	-	1	-	-	-	(2)	-	2	-	4
Net derivatives	-	-	-	-	-	-	-	-	-	-	-
Separate account assets/liabilities	-	-	-	-	-	-	-	-	-	-	-

Total	$3	$-	$1	$-	$-	$-	$(2)	$-	$2	$-	$4

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the period.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums earned
Direct	$1,085	$1,021	$1,025
Assumed	219	1,079	293
Ceded	226	(349)	(277)

Net	$1,530	$1,751	$1,041

Benefits to policyholders ceded	$(482)	(544)	(473)

Reserve amounts ceded to reinsurers not authorized in the State of New York are mostly covered by letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2016, any material recoveries were secured by letters of credit or assets placed in trust by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2016, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2016, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $322 million.

The Company has not entered into any reinsurance transactions within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation.

Non-Affiliated Reinsurance

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with New York Life (“NYL”) to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk. The transactions included the transfer to NYL of $2,295 million of invested assets and $1,344 million in net policy liabilities. In addition, the Company recognized $952 million of FWH assets. The transactions resulted in a pre-tax loss of $134 million, including a ceding commission paid of $66 million, and an increase in surplus of $70 million, net of tax, which was deferred and amortized over a period of approximately 20 years.

The table below consists of the impact of the NYL Agreements:

	Year ended December 31,
	2016	2015

	(in millions)
Premiums ceded	$(84)	$(2,189)
Premiums assumed	34	875
Benefits ceded	(185)	(85)
Benefits assumed	74	34
Other amounts payable on reinsurance	(4)	332
Funds held by or deposited with reinsured companies	920	930

In conjunction with the NYL Agreements, the existing 100% coinsurance FWH agreement which retrocedes the JHLICO Closed Block New York business back to JHUSA from the Company was recaptured. This recapture was necessary to complete the NYL Agreements, because the policies under this agreement are the same policies at risk under the NYL Agreements. The recapture resulted in a decrease in FWH liability of $1,919 million and an increase in net policy assets and liabilities of $1,918 million, as well as a pre-tax loss of $149 million and a decrease in surplus, net of tax, of $96 million.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with its parent, JHUSA:

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums assumed, net	$183	$2,231	$192
Benefits assumed, net	427	436	394
Other reinsurance receivable	9	1	10
Other amounts payable on reinsurance	41	60	86
Funds withheld from unauthorized reinsurers	-	-	1,952
Treaty settlement received (paid)	(246)	(527)	(449)

*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to the participating traditional life insurance policies were transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance FWH agreement. As the reinsurance agreements do not subject the reinsurer to reasonable possibility of significant loss, they are classified as

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

structured reinsurance and given deposit-type accounting treatment. The Company retained the invested assets supporting this block of business. As previously noted, the coinsurance FWH agreement was recaptured effective July 1, 2015. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from JHUSA to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from JHUSA to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from JHUSA to JHNY under a coinsurance agreement.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”):

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums ceded	$422	$-	$-
Benefits ceded	(21)	(42)	(40)
Other amounts payable on reinsurance	-	3	-
Funds withheld from unauthorized reinsurers	9	15	25
Treaty Settlement received (paid)	56	(1)	(11)

The Company reinsures a portion of the risk related to certain annuity policies with JHRECO. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. On July 1, 2016, the Company recaptured the annuity policies with JHRECO. The recapture resulted in pre-tax income of $59 million and an increase in surplus, net of tax, of $38 million.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums ceded	$-	$-	$(4)
Benefits ceded	(12)	(8)	(8)
Other reinsurance receivable	-	1	-
Other amounts payable on reinsurance	-	-	1
Funds withheld from unauthorized reinsurers	325	316	301
Treaty Settlement received (paid)	60	2	3

Effective July 1, 2005, the Company entered into a reinsurance agreement with MRL to reinsure 90% of all risks not already reinsured to third parties on selected single and joint survivorship guaranteed universal life contracts. The agreement is written on a coinsurance FWH basis.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

On October 1, 2016, the Company recaptured a block of no-lapse guarantee riders on universal life contracts ceded to an affiliate, Manulife Reinsurance Limited (“MRL”), resulting in a pre-tax loss of approximately $14 million and a decrease in surplus, net of tax, of $9 million.

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2016
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$391	$2	$393
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a — b)	391	2	393
(d) Deferred tax assets nonadmitted	160	-	160

(e) Subtotal net admitted deferred tax asset (c — d)	231	2	233
(f) Deferred tax liabilities	109	36	145

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$122	$(34)	$88

	December 31, 2015
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$375	$-	$375
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a — b)	375	-	375
(d) Deferred tax assets nonadmitted	133	-	133

(e) Subtotal net admitted deferred tax asset (c — d)	242	-	242
(f) Deferred tax liabilities	120	39	159

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$122	$(39)	$83

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$16	$2	$18
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a — b)	16	2	18
(d) Deferred tax assets nonadmitted	27	-	27

(e) Subtotal net admitted deferred tax asset (c — d)	(11)	2	(9)
(f) Deferred tax liabilities	(11)	(3)	(14)

(g) Net admitted deferred tax asset / (net deferred tax liability) (e — f)	$-	$5	$5

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2016
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$88	$-	$88
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	-	-	-
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	-	-	-
2. Adjusted gross deferred tax assets allowed per limitation threshold.	197	-	197
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	143	2	145

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$231	$2	$233

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	December 31, 2015
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

		(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$40	$-	$40
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	43	-	43
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	43	-	43
2. Adjusted gross deferred tax assets allowed per limitation threshold.	184	-	184
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	159	-	159

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$242	$-	$242

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

		(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$48	$-	$48
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(43)	-	(43)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	(43)	-	(43)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	13	-	13
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	(16)	2	(14)

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(11)	$2	$(9)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	2016	2015

	(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	1324%	1609%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$1,316	$1,227

Impact of tax planning strategies is as follows:

	December 31, 2016
	(1)	(2)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$391	$2
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$231	$2
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2015
	(3)	(4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$375	$-
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$242	$-
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$16	$2
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$(11)	$2
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2016	2015	Change

	(in millions)
1. Current income tax
(a) Federal	$85	$(74)	$159
(b) Foreign	-	-	-

(c) Subtotal	85	(74)	159
(d) Federal income tax on net capital gains	126	22	104
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$211	$(52)	$263

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2016	2015	Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	356	342	14
(4) Investments	3	7	(4)
(5) Deferred acquisition costs	11	4	7
(6) Policyholder dividends accrual	5	-	5
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	-	-	-
(9) Pension accrual	-	-	-
(10) Receivables - nonadmitted	-	-	-
(11) Net operating loss carryforward	1	4	(3)
(12) Tax credit carry-forward	11	10	1
(13) Other (including items <5% of total ordinary tax assets)	4	8	(4)

(99) Subtotal	$391	$375	$16
(b) Statutory valuation allowance adjustment	-	-	-
(c) Nonadmitted	160	133	27

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$231	$242	$(11)
(e) Capital:
(1) Investments	$2	$-	$2
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$2	$-	$2
(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$2	$-	$2
(i) Admitted deferred tax assets (2(d)+2(h))	$233	$242	$(9)
3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$72	$99	$(27)
(2) Fixed assets	-	-	-
(3) Deferred and uncollected premium	7	6	1
(4) Policyholder reserves	-	-	-
(5) Other (including items <5% of total ordinary tax liabilities)	30	15	15

(99) Subtotal	$109	$120	$(11)
(b) Capital:
(1) Investments	$36	$39	$(3)
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-

(99) Subtotal	$36	$39	$(3)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$145	$159	$(14)

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$88	$83	$5

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The change in net deferred income taxes is comprised of the following:

	December 31,
	2016	2015	Change

	(in millions)
Total deferred tax assets	$393	$375	$18
Total deferred tax liabilities	145	159	(14)

Net deferred tax assets (liabilities)	$248	$216	$32

Tax effect of unrealized gains and losses			(10)
Tax effect of unrealized foreign exchange gains (losses)			-

Change in net deferred income taxes			$42

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2016	2015	2014

	(in millions)
Ordinary provisions computed at statutory rate	$79	$(28)	$(74)
Net realized capital gains (losses) before IMR at statutory rate	107	21	(7)
Change in nonadmitted assets	-	-	-
Reinsurance	(7)	18	(4)
Valuation allowance	-	-	-
Tax-exempt income	-	-	-
Nondeductible expenses	-	-	-
Foreign tax expense gross up	-	-	1
Amortization of IMR	(6)	(19)	(5)
Tax recorded in surplus	1	2	1
Dividend received deduction	(8)	(7)	(7)
Investment in subsidiaries	-	1	-
Prior year adjustment	(6)	(1)	-
Tax credits	(1)	(1)	(1)
Change in tax reserve	10	1	3
Pension	-	-	-
Other	-	-	-

Total	$169	$(13)	$(93)

Federal and foreign income taxes incurred	$85	$(74)	$(3)
Capital gains tax	126	23	1
Change in net deferred income taxes	(42)	38	(91)

Total statutory income tax expense (benefit)	$169	$(13)	$(93)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

As of December 31, 2016, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millions)
Net operating loss	2014	2029	$2
	2015	2030	-
	2016	2031

			$2

Alternative minimum tax credit	2004		$1
	2005		1

			$2

Foreign tax credits	2006	2016	1
	2007	2017	1
	2008	2018	1
	2011	2021	2
	2013	2023	1
	2014	2024	1
	2015	2025	1
	2016	2026	1

			$9

The amount of federal income taxes incurred that will be available for recoupment in the event of future net losses is $190 million, $0 million and $0 million for 2016, 2015 and 2014, respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Agency Inc.
Farmland Management Services, Inc.	John Hancock Insurance Company of Vermont
Guide Financial, Inc.	John Hancock Leasing Corp.
Hancock Farmland Services, Inc.	John Hancock Life & Health Insurance Company
Hancock Forest Management Inc.	John Hancock Life Insurance Company (USA)
Hancock Natural Resource Group Inc.	John Hancock Realty Advisors Inc.
Hancock Venture Partners Inc.	John Hancock Realty Mgt. Inc.
Hancock Venture Partners Inc. Russia	John Hancock Signature Services Inc.
HVP-Special Purpose Sub I Inc.	John Hancock Natural Resource Corp.
HVP-Special Purpose Sub II Inc.	Manulife Reinsurance (Bermuda) Limited
JH California Real Estate Holdings, Inc.	Manulife Reinsurance Limited
JH Illinois Real Estate Holdings, Inc.	Manulife Service Corporation
JH Networking Insurance Agency Inc.	MCC Asset Management Inc.
JHFS One Corp.	PT Timber Inc.
John Hancock Assignment Company	Signator Insurance Agency Inc.
John Hancock Capital Growth Management Inc.	Signator Investors Inc.
John Hancock Energy Resources Mgt. Inc.	The Manufacturers Investment Corporation
John Hancock Financial Network Inc.	Transamerica Fund Distributors Inc.
John Hancock Financial Corporation	Transamerica Fund Management Company

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) JHUSA, are ($192) million and $50 million at December 31, 2016 and 2015, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and in New York. The Company is under continuous examination by the Internal Revenue Service (“IRS”). Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years through 2009 have been closed.

In December 2016, the Company received and signed an IRS Revenue Agent Report for tax years 2010-2013. Tax years 2014 and forward are open under the statute of limitations.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2016	2015

	(in millions)
Balance at beginning of year	$9	$8
Additions based on tax positions related to the current year	1	1
Payments	(2)	-
Additions for tax positions of prior years	13	-
Reductions for tax positions of prior years	(4)	-

Balance at end of year	$17	$9

Included in the balances as of December 31, 2016 and 2015, are $17 million and $9 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2016 and 2015 are $0 million and $0 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company has no unrecognized tax benefits that will significantly increase or decrease in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $0 million and $0 million of interest benefit in each of the years ended December 31, 2016, 2015, and 2014, respectively. The Company had approximately $1million and $0 million accrued for interest as of December 31, 2016 and 2015, respectively. The Company did not recognize any material penalties for the years ended December 31, 2016, 2015 and 2014.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under New York State insurance laws (“NYSIL”), no insurer without the prior approval of the Superintendent, may pay any shareholder dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, after tax, not including realized capital gains, was negative. NYSIL also limits the aggregate amount of dividends a life insurer may pay in any calendar year out of positive earned surplus, to the greater of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year, not to exceed 30% of its statutory policyholders’ surplus as of the immediately preceding calendar year.

In addition, NYSIL allows for a shareholder dividend even if the company does not have sufficient positive earned surplus, limited to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year. The Company paid no shareholder dividends to its parent, JHUSA, in 2016, 2015 and 2014.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2016 and 2015, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with JHUSA whereby the Company will pay a fee for services received under the agreements which include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. Costs incurred under the agreements were $62 million, $68 million, and $68 million at December 31, 2016, 2015 and 2014, respectively. As of December 31, 2016 and 2015, the Company had amounts payable of $12 million and $15 million, respectively.

The Company has an Administrative Service Agreement with JHIMS and John Hancock Advisors (“JHA”) pursuant to which the Company will provide certain administrative and related functional support services as required by JHIMS and JHA in connection with variable contracts issued by the Company which provide for investment in selected portfolios of JHIMA and JHA. For such services, JHIMS and JHA will pay the Company a quarterly fee equal to a percentage of the average daily net assets of the funds attributable to the contracts issued by the Company. The amount earned under the agreement was $16 million and $17 million for the years ended December 31, 2016 and 2015, respectively.

The Company has an Underwriting and Distribution Agreement with JHD pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable life and other products issued by the Company. For the years ended December 31, 2016, 2015 and 2014, the Company was billed by JHD for underwriting commissions of $61 million, $69 million, and $72 million, respectively. The Company had amounts payable for services provided of $3 million and $3 million at December 31, 2016 and 2015, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2016, the Company received dividends of $3 million from JHCREH prior to the entity being dissolved. These dividends are included in the Company’s net investment income.

The Company did not own any shares of the stock of its parent, JHUSA, or its ultimate parent, MFC, at December 31, 2016 and 2015.

The Company is party to the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010 with JHUSA. Pursuant to the agreement, participating affiliates are permitted to invest their excess cash in the liquidity pool and earn interest calculated at a rate that is reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”), subject to an aggregate limit of $5 billion and an amount not to exceed 10% of the Company’s admitted assets as shown in the last financial statement filed with the Insurance Division. As of December 31, 2016 and 2015, the Company had a receivable from JHUSA in the amount of $263 million and $473 million, respectively, which is included in amounts due from affiliates in the Balance Sheets.

The Company had receivables from JHIMS relating to distributions of $1 million and $1 million, which were included in investment income due and accrued at December 31, 2016 and 2015, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company also enters into reinsurance transactions with its affiliates. Please refer to the Reinsurance Note for further details.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

12. Commitments, Contingencies and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $18 million, to purchase other invested assets of $690 million, and issue agricultural and commercial mortgages of $0 million at December 31, 2016. Approximately 27% of these commitments expire in 2017.

Contingencies: As of December 31, 2016, the Company does not have any material contingencies.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and a taxpayer. In addition, the Insurance Department, the New York Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

Two putative class actions against our parent company, JHUSA, are pending, one in New York and one in California, in which claims are made that JHUSA breached, and continues to breach, the contractual terms of certain universal life policies issued between approximately 1990 and 2006 by including impermissible charges in its cost of insurance (“COI”) calculations. JHUSA believes that its COI calculations have been, and continue to be, in accordance with the terms of the policies and intends to vigorously defend these actions. Both cases are in the discovery stage and it is premature to attempt to predict any outcome or range of outcomes for these matters.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

13. Annuity Actuarial Reserves

The Company’s annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2016
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$97	$-	$-	$97	1%
At book value less current surrender charge of 5% or more	3	-	-	3	0%
At fair value	-	-	7,255	7,255	70%

Total with adjustment or at fair value	100	-	7,255	7,355	71%
At book value without adjustment (minimal or no charge or adjustment)	1,532	-	-	1,532	15%
Not subject to discretionary withdrawal	1,410	-	2	1,412	14%

Total (gross)	3,042	-	7,257	10,299	100%

Reinsurance ceded	1,176	-	-	1,176

Total (net)	$1,866	$-	$7,257	$9,123

	December 31, 2015
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$105	$-	$-	$105	1%
At book value less current surrender charge of 5% or more	4	-	-	4	0%
At fair value	-	-	7,215	7,215	69%

Total with adjustment or at fair value	109	-	7,215	7,324	70%
At book value without adjustment (minimal or no charge or adjustment)	1,708	-	-	1,708	16%
Not subject to discretionary withdrawal	1,430	-	2	1,432	14%

Total (gross)	3,247	-	7,217	10,464	100%

Reinsurance ceded	1,264	-	-	1,264

Total (net)	$1,983	$-	$7,217	$9,200

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guarantee and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

Contracts with guaranteed minimum income benefit (“GMIB”) rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

All of the Company’s separate account assets were legally insulated at December 31, 2016 and 2015. The assets legally insulated from the general account are attributed to the following products/transactions:

	December 31,
Product/Transaction	2016	2015

	(in millions)
Group Annuity Contracts (401K)	$4,296	$4,066
Variable and Fixed Annuities	2,972	3,167
Life insurance	235	215

Total	$7,503	$7,448

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees are as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

	(in millions)
2016	$17	$4
2015	$18	$2
2014	$19	$5
2013	$20	$5
2012	$21	$4

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2016	2015

	(in millions, except for ages)
Account value	$3,021	$3,217
Amount of reserve held	185	223
Net amount at risk — gross	402	442
Weighted average attained age	68	68
The following assumptions and methodology were used to determine the amounts above at December 31, 2016 and 2015:

•

Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

•

In 2016 and 2015, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

In 2016 and 2015, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in separate accounts with the following characteristics:

	December 31,
	2016	2015

	(in millions)
Type of Fund
Equity	$1,585	$1,598
Balanced	1,239	1,379
Bonds	355	375
Money Market	23	26

Total	$3,202	$3,378

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	December 31,
	2016	2015

	(in millions)
Premiums, deposits and other considerations	$806	$727

Reserves for accounts with assets at:
Fair value	7,472	7,410
Amortized cost	-	-

Total	$7,472	$7,410

	December 31,
	2016	2015

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$-	$-
At book value without fair value adjustments and with current surrender charge of 5% or more	99	107
At fair value	7,318	7,263
At book value without fair value adjustments and with current surrender charge of less than 5%	53	38

Subtotal	7,470	7,408
Not subject to discretionary withdrawal	2	2

Total	$7,472	$7,410

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2016	2015	2014

	(in millions)
Transfers to separate accounts	$1,022	$934	$884
Transfers from separate accounts	1,369	1,403	1,401

Net transfers to (from) separate accounts	$(347)	$(469)	$(517)

15. Employee Benefits

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan sponsored by MIC. The Company also participates in the John Hancock Non-Qualified Pension Plan, a non-qualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions. The expense for these plans was charged to the Company and was not material for the years ended December 31, 2016, 2015 and 2014.

401(k) Plan: The Company participates in The Investment-Incentive Plan for John Hancock Employees, a qualified defined contribution plan for its employees who meet certain eligibility requirements. The plan is sponsored by JHUSA. The expense for the defined contribution plan was charged to the Company and was not material for the years ended December 31, 2016, 2015 and 2014.

Other Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan (“the Welfare Plan”), a postretirement and postemployment medical and life insurance benefit plan for its retired employees and their spouses. The Welfare Plan is sponsored by MIC. The expense for other postretirement benefits was charged to the Company and was not material for the years ended December 31, 2016, 2015 and 2014.

16. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2016 financial statements through March 29, 2017, the date the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York Separate Account B

December 31, 2016

John Hancock Life Insurance Company of New York Separate Account B

Audited Financial Statements

December  31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of John Hancock Life Insurance Company of New York and Contract Owners of John Hancock Life Insurance Company of New York Separate Account B

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company of New York Separate Account B (the Account) comprised of the following sub-accounts,

500 Index Fund B Series NAV	International Small Company Trust Series NAV
Active Bond Trust Series I	International Value Trust Series I
Active Bond Trust Series NAV	International Value Trust Series NAV
All Cap Core Trust Series I	Investment Quality Bond Trust Series I
All Cap Core Trust Series NAV	Investment Quality Bond Trust Series NAV
Alpha Opportunities Trust Series I	Lifestyle Aggressive MVP Series I
Alpha Opportunities Trust Series NAV	Lifestyle Aggressive MVP Series NAV
American Asset Allocation Trust Series I	Lifestyle Aggressive Trust PS Series NAV
American Global Growth Trust Series I	Lifestyle Balanced MVP Series I
American Growth Trust Series I	Lifestyle Balanced MVP Series NAV
American Growth-Income Trust Series I	Lifestyle Balanced Trust PS Series NAV
American International Trust Series I	Lifestyle Conservative MVP Series I
American New World Trust Series I	Lifestyle Conservative MVP Series NAV
Blue Chip Growth Trust Series I	Lifestyle Conservative Trust PS Series NAV
Blue Chip Growth Trust Series NAV	Lifestyle Growth MVP Series I
Bond Trust Series I	Lifestyle Growth MVP Series NAV
Bond Trust Series NAV	Lifestyle Growth Trust PS Series I
Capital Appreciation Trust Series I	Lifestyle Growth Trust PS Series NAV
Capital Appreciation Trust Series NAV	Lifestyle Moderate MVP Series I
Capital Appreciation Value Trust Series I	Lifestyle Moderate MVP Series NAV
Capital Appreciation Value Trust Series NAV	Lifestyle Moderate Trust PS Series NAV
Core Bond Trust Series I	M Capital Appreciation
Core Bond Trust Series NAV	M International Equity
Core Strategy Trust Series NAV	M Large Cap Growth
Emerging Markets Value Trust Series I	M Large Cap Value
Emerging Markets Value Trust Series NAV	Mid Cap Index Trust Series I
Equity Income Trust Series I	Mid Cap Index Trust Series NAV
Equity Income Trust Series NAV	Mid Cap Stock Trust Series I
Financial Industries Trust Series I	Mid Cap Stock Trust Series NAV
Financial Industries Trust Series NAV	Mid Value Trust Series I
Fundamental All Cap Core Trust Series I	Mid Value Trust Series NAV
Fundamental All Cap Core Trust Series NAV	Money Market Trust Series I
Fundamental Large Cap Value Trust Series I	Money Market Trust Series NAV
Fundamental Large Cap Value Trust Series NAV	PIMCO All Asset
Global Bond Trust Series I	Real Estate Securities Trust Series I
Global Bond Trust Series NAV	Real Estate Securities Trust Series NAV
Global Trust Series I	Science & Technology Trust Series I
Global Trust Series NAV	Science & Technology Trust Series NAV
Health Sciences Trust Series I	Short Term Government Income Trust Series I
Health Sciences Trust Series NAV	Short Term Government Income Trust Series NAV
High Yield Trust Series I	Small Cap Growth Trust Series I
High Yield Trust Series NAV	Small Cap Growth Trust Series NAV
International Equity Index Trust B Series I	Small Cap Index Trust Series I
International Equity Index Trust B Series NAV	Small Cap Index Trust Series NAV
International Growth Stock Trust Series I	Small Cap Opportunities Trust Series I
International Growth Stock Trust Series NAV	Small Cap Opportunities Trust Series NAV
International Small Company Trust Series I	Small Cap Value Trust Series I

Small Cap Value Trust Series NAV	Ultra Short Term Bond Trust Series I
Small Company Value Trust Series I	Ultra Short Term Bond Trust Series NAV
Small Company Value Trust Series NAV	Utilities Trust Series I
Strategic Income Opportunities Trust Series I	Utilities Trust Series NAV
Strategic Income Opportunities Trust Series NAV	Value Trust Series I
Total Bond Market Trust B Series NAV	Value Trust Series NAV
Total Stock Market Index Trust Series I
Total Stock Market Index Trust Series NAV

as of December 31, 2016, and the related statements of operations and changes in contract owners’ equity for the above mentioned sub-accounts and for the Franklin Templeton Founding Allocation Trust Series I, Franklin Templeton Founding Allocation Trust Series NAV, International Core Trust Series I, International Core Trust Series NAV, Money Market Trust B Series NAV, Real Return Bond Trust Series I, Real Return Bond Trust Series NAV, U.S. Equity Trust Series I, U.S. Equity Trust Series NAV, and Total Return Trust Series I sub-accounts (the “closed sub-accounts”) for each of the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company of New York Separate Account B at December 31, 2016, the results of their and the closed sub-accounts’ operations, and changes in contract owners’ equity for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 29, 2017

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	500 Index Fund B Series NAV	Active Bond Trust Series I	Active Bond Trust Series NAV	All Cap Core Trust Series I	All Cap Core Trust Series NAV	Alpha Opportunities Trust Series I
Total Assets
Investments at fair value	$16,840,758	$286,789	$1,077,045	$299,565	$139,729	$4,722

Units outstanding	360,358	12,589	14,485	15,507	6,083	194
Unit value	$46.73	$22.78	$74.36	$19.32	$22.97	$24.34

Shares	617,104	30,348	113,853	9,926	4,627	466
Cost	$15,274,893	$297,831	$1,126,625	$156,346	$111,365	$5,059

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Alpha Opportunities Trust Series NAV	American Asset Allocation Trust Series I	American Global Growth Trust Series I	American Growth Trust Series I	American Growth-Income Trust Series I	American International Trust Series I
Total Assets
Investments at fair value	$159,551	$3,107,265	$266,536	$2,672,148	$2,393,654	$1,602,811

Units outstanding	6,192	185,378	16,977	101,511	94,612	82,609
Unit value	$25.77	$16.76	$15.70	$26.32	$25.30	$19.40

Shares	15,735	232,580	19,846	143,510	136,158	90,503
Cost	$190,853	$3,165,268	$289,400	$2,701,021	$2,414,286	$1,529,345

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	American New World Trust Series I	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series NAV	Bond Trust Series I	Bond Trust Series NAV	Capital Appreciation Trust Series I
Total Assets
Investments at fair value	$390,712	$722,465	$7,175,080	$20,748	$1,136,780	$323,326

Units outstanding	24,076	27,076	52,357	1,800	98,343	11,837
Unit value	$16.23	$26.68	$137.04	$11.53	$11.56	$27.31

Shares	35,168	26,319	261,387	1,559	85,408	27,658
Cost	$435,839	$798,722	$8,278,757	$21,596	$1,173,117	$371,122

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Capital Appreciation Trust Series NAV	Capital Appreciation Value Trust Series I	Capital Appreciation Value Trust Series NAV	Core Bond Trust Series I	Core Bond Trust Series NAV	Core Strategy Trust Series NAV
Total Assets
Investments at fair value	$3,317,642	$501	$2,966,043	$650,553	$2,357,008	$8,000,848

Units outstanding	123,590	25	148,514	31,175	140,605	507,051
Unit value	$26.84	$20.04	$19.97	$20.87	$16.76	$15.78

Shares	283,317	45	268,177	49,698	180,891	563,440
Cost	$3,576,997	$546	$3,209,181	$669,186	$2,420,336	$8,056,279

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Emerging Markets Value Trust Series I	Emerging Markets Value Trust Series NAV	Equity Income Trust Series I (a)	Equity Income Trust Series NAV (b)	Financial Industries Trust Series I	Financial Industries Trust Series NAV
Total Assets
Investments at fair value	$49,004	$746,284	$518,476	$5,238,834	$104,083	$539,626

Units outstanding	3,638	68,929	16,816	102,723	3,787	16,289
Unit value	$13.47	$10.83	$30.83	$51.00	$27.48	$33.13

Shares	6,020	91,794	31,102	315,402	7,909	41,099
Cost	$48,347	$834,766	$537,662	$5,236,996	$82,201	$497,596

(a)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series I.
(b)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Fundamental All Cap Core Trust Series I	Fundamental All Cap Core Trust Series NAV	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series NAV	Global Bond Trust Series I	Global Bond Trust Series NAV
Total Assets
Investments at fair value	$627	$623,457	$764,749	$2,374,790	$229,592	$952,636

Units outstanding	15	25,512	24,751	109,078	10,708	31,069
Unit value	$41.80	$24.44	$30.90	$21.77	$21.44	$30.66

Shares	30	29,717	41,360	128,437	18,881	78,600
Cost	$600	$584,242	$713,771	$2,162,655	$236,778	$1,003,073

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Global Trust Series I	Global Trust Series NAV	Health Sciences Trust Series I	Health Sciences Trust Series NAV	High Yield Trust Series I	High Yield Trust Series NAV
Total Assets
Investments at fair value	$103,553	$1,168,068	$329,846	$2,180,130	$313,410	$2,981,723

Units outstanding	5,350	66,006	4,740	40,164	13,164	132,135
Unit value	$19.36	$17.70	$69.59	$54.28	$23.81	$22.57

Shares	5,514	62,264	15,110	98,738	59,925	577,853
Cost	$109,208	$1,213,687	$407,668	$3,119,940	$335,375	$3,206,628

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	International Equity Index Trust B Series I	International Equity Index Trust B Series NAV	International Growth Stock Trust Series I	International Growth Stock Trust Series NAV	International Small Company Trust Series I	International Small Company Trust Series NAV
Total Assets
Investments at fair value	$217,256	$6,025,292	$142,812	$745,839	$82,396	$1,100,500

Units outstanding	19,085	134,866	11,921	62,105	5,204	69,273
Unit value	$11.38	$44.68	$11.98	$12.01	$15.83	$15.89

Shares	14,689	407,665	9,256	48,306	6,613	88,323
Cost	$220,988	$6,680,752	$133,817	$752,678	$75,554	$1,044,058

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	International Value Trust Series I	International Value Trust Series NAV	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series NAV	Lifestyle Aggressive MVP Series I	Lifestyle Aggressive MVP Series NAV
Total Assets
Investments at fair value	$317,999	$1,596,482	$306,645	$521,374	$453,616	$12,545,507

Units outstanding	12,833	99,853	12,851	31,503	23,137	699,792
Unit value	$24.78	$15.99	$23.86	$16.55	$19.61	$17.93

Shares	25,542	129,270	27,902	47,614	46,052	1,273,656
Cost	$317,621	$1,617,783	$324,581	$536,924	$424,122	$11,977,396

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Lifestyle Aggressive Trust PS Series NAV	Lifestyle Balanced MVP Series I	Lifestyle Balanced MVP Series NAV	Lifestyle Balanced Trust PS Series NAV	Lifestyle Conservative MVP Series I	Lifestyle Conservative MVP Series NAV
Total Assets
Investments at fair value	$160,727	$4,948,147	$35,567,538	$1,148,326	$64,247	$3,186,335

Units outstanding	13,793	206,438	1,973,057	100,817	2,661	185,509
Unit value	$11.65	$23.97	$18.03	$11.39	$24.14	$17.18

Shares	12,547	410,635	2,944,333	83,393	5,778	286,026
Cost	$158,159	$5,006,848	$37,678,666	$1,182,506	$71,011	$3,538,579

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Lifestyle Conservative Trust PS Series NAV	Lifestyle Growth MVP Series I	Lifestyle Growth MVP Series NAV	Lifestyle Growth Trust PS Series I	Lifestyle Growth Trust PS Series NAV	Lifestyle Moderate MVP Series I
Total Assets
Investments at fair value	$87,513	$2,018,359	$33,819,208	$1,044	$4,747,850	$810,333

Units outstanding	7,904	93,613	1,901,864	102	409,807	33,313
Unit value	$11.07	$21.56	$17.78	$10.24	$11.59	$24.32

Shares	6,784	155,378	2,601,478	72	326,987	69,556
Cost	$91,989	$1,877,775	$32,805,002	$1,044	$4,772,818	$805,895

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Lifestyle Moderate MVP Series NAV	Lifestyle Moderate Trust PS Series NAV	M Capital Appreciation	M International Equity	M Large Cap Growth	M Large Cap Value
Total Assets
Investments at fair value	$8,335,995	$707,897	$384,354	$514,619	$716,972	$597,955

Units outstanding	462,428	62,721	3,995	16,220	13,574	23,018
Unit value	$18.03	$11.29	$96.21	$31.73	$52.82	$25.98

Shares	715,536	52,476	13,127	46,279	35,902	46,389
Cost	$9,149,011	$731,536	$380,855	$558,702	$805,431	$603,419

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Mid Cap Index Trust Series I	Mid Cap Index Trust Series NAV	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series NAV	Mid Value Trust Series I	Mid Value Trust Series NAV
Total Assets
Investments at fair value	$369,908	$3,184,142	$287,428	$1,248,936	$264,205	$885,064

Units outstanding	7,513	98,520	8,192	16,346	8,490	18,500
Unit value	$49.24	$32.32	$35.09	$76.41	$31.12	$47.84

Shares	17,350	149,350	20,299	87,277	22,737	76,563
Cost	$344,264	$3,022,797	$329,712	$1,444,672	$271,193	$871,406

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Money Market Trust Series I	Money-Market Trust Series NAV	PIMCO All Asset	Real Estate Securities Trust Series I	Real Estate Securities Trust Series NAV	Science & Technology Trust Series I
Total Assets
Investments at fair value	$2,218,048	$4,881,977	$1,534,384	$714,389	$2,363,055	$262,607

Units outstanding	164,662	487,645	94,849	12,973	15,471	14,102
Unit value	$13.47	$10.01	$16.18	$55.07	$152.74	$18.62

Shares	2,218,048	4,881,977	150,725	38,305	127,457	11,682
Cost	$2,218,048	$4,881,977	$1,684,625	$517,409	$1,892,154	$261,927

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Science & Technology Trust Series NAV	Short Term Government Income Trust Series I	Short Term Government Income Trust Series NAV	Small Cap Growth Trust Series I	Small Cap Growth Trust Series NAV	Small Cap Index Trust Series I
Total Assets
Investments at fair value	$1,237,631	$373,228	$514,660	$17,809	$968,168	$150,957

Units outstanding	39,801	34,710	47,698	691	31,662	4,021
Unit value	$31.10	$10.75	$10.79	$25.77	$30.58	$37.54

Shares	54,569	30,794	42,464	2,223	119,675	10,241
Cost	$1,306,845	$387,464	$536,103	$19,529	$1,248,416	$135,360

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Small Cap Index Trust Series NAV	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series NAV	Small Cap Value Trust Series I	Small Cap Value Trust Series NAV	Small Company Value Trust Series I
Total Assets
Investments at fair value	$2,384,087	$125,799	$759,381	$96,108	$1,424,668	$199,403

Units outstanding	79,543	2,814	34,463	3,229	17,008	3,998
Unit value	$29.97	$44.70	$22.03	$29.76	$83.76	$49.88

Shares	161,633	4,050	24,575	4,468	66,449	9,039
Cost	$2,264,118	$127,776	$712,869	$86,648	$1,424,174	$181,458

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Small Company Value Trust Series NAV	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series NAV	Total Bond Market Trust B Series NAV	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series NAV
Total Assets
Investments at fair value	$1,390,867	$143,791	$1,752,214	$717,243	$154,027	$3,541,365

Units outstanding	48,759	5,233	85,913	29,548	5,761	39,740
Unit value	$28.53	$27.48	$20.40	$24.27	$26.74	$89.11

Shares	63,221	10,723	131,056	71,226	8,018	184,446
Cost	$1,341,739	$143,974	$1,755,013	$744,547	$113,063	$3,153,230

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series NAV	Utilities Trust Series I	Utilities Trust Series NAV	Value Trust Series I	Value Trust Series NAV
Total Assets
Investments at fair value	$24,256	$287,981	$110,484	$959,365	$192,581	$888,097

Units outstanding	2,402	28,405	3,119	33,814	4,599	30,987
Unit value	$10.10	$10.14	$35.42	$28.37	$41.87	$28.66

Shares	2,106	24,977	8,769	76,261	9,097	42,030
Cost	$24,631	$292,281	$120,119	$1,054,459	$187,421	$922,621

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund B Series NAV		Active Bond Trust Series I		Active Bond Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$265,223	$172,824	$11,110	$17,899	$38,762	$48,429
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	265,223	172,824	11,110	17,899	38,762	48,429

Realized gains (losses) on investments:
Capital gain distributions received	183,530	92,908	—	—	—	—
Net realized gain (loss)	326,614	438,454	7,013	1,891	(5,618)	(1,333)

Realized gains (losses)	510,144	531,362	7,013	1,891	(5,618)	(1,333)

Unrealized appreciation (depreciation) during the period	646,619	(609,394)	(1,126)	(18,745)	10,606	(51,322)

Net increase (decrease) in net assets from operations	1,421,986	94,792	16,997	1,045	43,750	(4,226)

Changes from principal transactions:
Purchase payments	897,636	808,612	8,670	19,493	139,435	82,828
Transfers between sub-accounts and the company	4,909,415	2,706,126	(67,649)	(45,783)	44,543	265,343
Transfers on general account policy loans	132,890	(552,297)	(9,089)	(239)	(1,181)	(12,317)
Withdrawals	(105,610)	(476,576)	(2)	1	(65,050)	(1,819)
Annual contract fee	(714,131)	(518,400)	(16,127)	(14,871)	(38,236)	(28,768)

Net increase (decrease) in net assets from principal transactions	5,120,200	1,967,465	(84,197)	(41,399)	79,511	305,267

Total increase (decrease) in net assets	6,542,186	2,062,257	(67,200)	(40,354)	123,261	301,041
Net assets at beginning of period	10,298,572	8,236,315	353,989	394,343	953,784	652,743

Net assets at end of period	$16,840,758	$10,298,572	$286,789	$353,989	$1,077,045	$953,784

	2016	2015	2016	2015	2016	2015
Units, beginning of period	252,214	207,187	16,213	18,091	13,404	9,184
Units issued	155,151	115,763	2,915	1,319	3,255	6,217
Units redeemed	(47,007)	(70,736)	(6,539)	(3,197)	(2,174)	(1,997)

Units, end of period	360,358	252,214	12,589	16,213	14,485	13,404

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	All Cap Core Trust Series I		All Cap Core Trust Series NAV		Alpha Opportunities Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$5,310	$2,886	$2,283	$1,099	$78	$53
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	5,310	2,886	2,283	1,099	78	53

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	514	2,448
Net realized gain (loss)	17,835	4,483	4,612	8,299	(3,773)	(2,726)

Realized gains (losses)	17,835	4,483	4,612	8,299	(3,259)	(278)

Unrealized appreciation (depreciation) during the period	7,523	388	5,557	(7,141)	928	(1,266)

Net increase (decrease) in net assets from operations	30,668	7,757	12,452	2,257	(2,253)	(1,491)

Changes from principal transactions:
Purchase payments	7,334	9,648	32,889	19,031	2,850	3,700
Transfers between sub-accounts and the company	(49)	(2,055)	(843)	13,966	(35,975)	38,168
Transfers on general account policy loans	(21,271)	—	(4,833)	(8,881)	—	—
Withdrawals	(3,528)	(1)	18	155	(5)	—
Annual contract fee	(9,461)	(11,979)	(10,924)	(10,018)	(165)	(107)

Net increase (decrease) in net assets from principal transactions	(26,975)	(4,387)	16,307	14,253	(33,295)	41,761

Total increase (decrease) in net assets	3,693	3,370	28,759	16,510	(35,548)	40,270
Net assets at beginning of period	295,872	292,502	110,970	94,460	40,270	—

Net assets at end of period	$299,565	$295,872	$139,729	$110,970	$4,722	$40,270

	2016	2015	2016	2015	2016	2015
Units, beginning of period	16,934	17,175	5,345	4,670	1,749	—
Units issued	307	469	1,437	1,566	125	2,135
Units redeemed	(1,734)	(710)	(699)	(891)	(1,680)	(386)

Units, end of period	15,507	16,934	6,083	5,345	194	1,749

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Alpha Opportunities Trust Series NAV		American Asset Allocation Trust Series I		American Global Growth Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$2,692	$967	$38,556	$49,142	$2,491	$3,303
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	2,692	967	38,556	49,142	2,491	3,303

Realized gains (losses) on investments:
Capital gain distributions received	17,077	24,999	337,025	180,653	32,125	10,746
Net realized gain (loss)	(8,225)	(4,708)	24,880	39,972	(161)	4,715

Realized gains (losses)	8,852	20,291	361,905	220,625	31,964	15,461

Unrealized appreciation (depreciation) during the period	(3,670)	(21,254)	(172,018)	(244,480)	(30,872)	(9,565)

Net increase (decrease) in net assets from operations	7,874	4	228,443	25,287	3,583	9,199

Changes from principal transactions:
Purchase payments	18,204	11,518	319,165	274,307	23,712	17,782
Transfers between sub-accounts and the company	9,457	5,301	419,958	79,202	53,433	61,124
Transfers on general account policy loans	(324)	—	(3,959)	(3,892)	—	—
Withdrawals	(184)	(41)	(2,911)	(8,316)	(1,720)	6
Annual contract fee	(8,731)	(7,214)	(179,303)	(141,660)	(17,672)	(13,684)

Net increase (decrease) in net assets from principal transactions	18,422	9,564	552,950	199,641	57,753	65,228

Total increase (decrease) in net assets	26,296	9,568	781,393	224,928	61,336	74,427
Net assets at beginning of period	133,255	123,687	2,325,872	2,100,944	205,200	130,773

Net assets at end of period	$159,551	$133,255	$3,107,265	$2,325,872	$266,536	$205,200

	2016	2015	2016	2015	2016	2015
Units, beginning of period	5,469	5,074	151,239	138,059	13,107	8,908
Units issued	1,743	1,392	43,789	22,137	4,825	5,658
Units redeemed	(1,020)	(997)	(9,650)	(8,957)	(955)	(1,459)

Units, end of period	6,192	5,469	185,378	151,239	16,977	13,107

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth Trust Series I		American Growth-Income Trust Series I		American International Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$10,117	$6,036	$37,520	$33,223	$16,141	$18,774
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	10,117	6,036	37,520	33,223	16,141	18,774

Realized gains (losses) on investments:
Capital gain distributions received	754,781	124,572	555,150	268,751	(27)	—
Net realized gain (loss)	90,330	106,579	92,390	347,694	39,581	30,578

Realized gains (losses)	845,111	231,151	647,540	616,445	39,554	30,578

Unrealized appreciation (depreciation) during the period	(629,660)	(88,770)	(429,073)	(587,637)	2,122	(106,853)

Net increase (decrease) in net assets from operations	225,568	148,417	255,987	62,031	57,817	(57,501)

Changes from principal transactions:
Purchase payments	184,540	185,299	205,077	168,971	122,344	97,720
Transfers between sub-accounts and the company	57,949	(4,952)	(228,266)	(629,698)	(27,061)	311,643
Transfers on general account policy loans	(8,804)	(27,088)	(23,018)	(50,325)	(1,596)	(14,274)
Withdrawals	(69,975)	(42,690)	(86,104)	(12,011)	(38,168)	(21,681)
Annual contract fee	(127,685)	(129,351)	(135,166)	(136,213)	(58,559)	(48,676)

Net increase (decrease) in net assets from principal transactions	36,025	(18,782)	(267,477)	(659,276)	(3,040)	324,732

Total increase (decrease) in net assets	261,593	129,635	(11,490)	(597,245)	54,777	267,231
Net assets at beginning of period	2,410,555	2,280,920	2,405,144	3,002,389	1,548,034	1,280,803

Net assets at end of period	$2,672,148	$2,410,555	$2,393,654	$2,405,144	$1,602,811	$1,548,034

	2016	2015	2016	2015	2016	2015
Units, beginning of period	100,122	100,699	107,187	138,267	80,382	62,089
Units issued	14,216	8,899	13,946	12,467	13,560	25,141
Units redeemed	(12,827)	(9,476)	(26,521)	(43,547)	(11,333)	(6,848)

Units, end of period	101,511	100,122	94,612	107,187	82,609	80,382

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American New World Trust Series I		Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$1,513	$6,106	$89	$—	$4,070	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,513	6,106	89	—	4,070	—

Realized gains (losses) on investments:
Capital gain distributions received	16,894	39,482	124,597	200,413	1,269,111	1,170,424
Net realized gain (loss)	(17,568)	(666)	155,033	100,365	320,220	161,087

Realized gains (losses)	(674)	38,816	279,630	300,778	1,589,331	1,331,511

Unrealized appreciation (depreciation) during the period	22,169	(58,731)	(295,080)	(185,138)	(1,457,660)	(868,872)

Net increase (decrease) in net assets from operations	23,008	(13,809)	(15,361)	115,640	135,741	462,639

Changes from principal transactions:
Purchase payments	31,919	36,633	36,769	52,241	1,121,685	273,105
Transfers between sub-accounts and the company	(8,319)	14,777	(289,865)	76,534	(584,780)	2,906,439
Transfers on general account policy loans	322	(2,443)	(912)	6,857	1,194	(45,744)
Withdrawals	(6,739)	(1,969)	(90,792)	(112,917)	(159,857)	(10,299)
Annual contract fee	(17,758)	(16,035)	(57,488)	(64,769)	(276,855)	(224,571)

Net increase (decrease) in net assets from principal transactions	(575)	30,963	(402,288)	(42,054)	101,387	2,898,930

Total increase (decrease) in net assets	22,433	17,154	(417,649)	73,586	237,128	3,361,569
Net assets at beginning of period	368,279	351,125	1,140,114	1,066,528	6,937,952	3,576,383

Net assets at end of period	$390,712	$368,279	$722,465	$1,140,114	$7,175,080	$6,937,952

	2016	2015	2016	2015	2016	2015
Units, beginning of period	23,811	21,872	43,080	44,757	51,058	29,248
Units issued	5,042	4,459	1,559	4,499	11,707	24,841
Units redeemed	(4,777)	(2,520)	(17,563)	(6,176)	(10,408)	(3,031)

Units, end of period	24,076	23,811	27,076	43,080	52,357	51,058

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Bond Trust Series I		Bond Trust Series NAV		Capital Appreciation Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$1,244	$—	$33,763	$7,601	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,244	—	33,763	7,601	—	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	(37)	—	53,611	56,428
Net realized gain (loss)	1,954	(16)	(417)	4,812	2,468	34,047

Realized gains (losses)	1,954	(16)	(454)	4,812	56,079	90,475

Unrealized appreciation (depreciation) during the period	(848)	123	(26,335)	(9,463)	(59,069)	(50,228)

Net increase (decrease) in net assets from operations	2,350	107	6,974	2,950	(2,990)	40,247

Changes from principal transactions:
Purchase payments	4,361	1,850	64,309	28,783	20,608	26,020
Transfers between sub-accounts and the company	18,093	(25,431)	871,639	(215,110)	1,044	(45,222)
Transfers on general account policy loans	—	—	245	(81)	198	159
Withdrawals	(2,685)	—	(12,244)	(295)	(3,713)	(18,658)
Annual contract fee	(1,371)	(185)	(49,133)	(14,121)	(20,978)	(22,670)

Net increase (decrease) in net assets from principal transactions	18,398	(23,766)	874,816	(200,824)	(2,841)	(60,371)

Total increase (decrease) in net assets	20,748	(23,659)	881,790	(197,874)	(5,831)	(20,124)
Net assets at beginning of period	—	23,659	254,990	452,864	329,157	349,281

Net assets at end of period	$20,748	$—	$1,136,780	$254,990	$323,326	$329,157

	2016	2015	2016	2015	2016	2015
Units, beginning of period	—	2,121	22,765	40,550	11,920	14,098
Units issued	19,973	164	81,828	3,706	636	1,494
Units redeemed	(18,173)	(2,285)	(6,250)	(21,491)	(719)	(3,672)

Units, end of period	1,800	—	98,343	22,765	11,837	11,920

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Trust Series NAV		Capital Appreciation Value Trust Series I		Capital Appreciation Value Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$303	$1,011	$7	$6	$38,964	$22,408
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	303	1,011	7	6	38,964	22,408

Realized gains (losses) on investments:
Capital gain distributions received	527,611	708,732	49	68	252,366	249,090
Net realized gain (loss)	82,221	260,050	(3)	—	(14,740)	3,390

Realized gains (losses)	609,832	968,782	46	68	237,626	252,480

Unrealized appreciation (depreciation) during the period	(682,793)	(454,353)	(15)	(48)	(105,593)	(189,187)

Net increase (decrease) in net assets from operations	(72,658)	515,440	38	26	170,997	85,701

Changes from principal transactions:
Purchase payments	93,322	80,986	—	—	265,738	242,658
Transfers between sub-accounts and the company	53,273	(91,500)	—	—	904,414	162,848
Transfers on general account policy loans	925	(2,712)	—	—	(162,676)	(9,425)
Withdrawals	(824,427)	(636,244)	—	—	(392)	(12,327)
Annual contract fee	(107,930)	(107,890)	(28)	(45)	(140,510)	(102,883)

Net increase (decrease) in net assets from principal transactions	(784,837)	(757,360)	(28)	(45)	866,574	280,871

Total increase (decrease) in net assets	(857,495)	(241,920)	10	(19)	1,037,571	366,572
Net assets at beginning of period	4,175,137	4,417,057	491	510	1,928,472	1,561,900

Net assets at end of period	$3,317,642	$4,175,137	$501	$491	$2,966,043	$1,928,472

	2016	2015	2016	2015	2016	2015
Units, beginning of period	153,988	181,609	27	29	104,469	89,066
Units issued	56,180	3,272	—	—	57,516	20,540
Units redeemed	(86,578)	(30,893)	(2)	(2)	(13,471)	(5,137)

Units, end of period	123,590	153,988	25	27	148,514	104,469

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series I		Core Bond Trust Series NAV		Core Strategy Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$13,355	$13,595	$48,484	$36,091	$163,954	$167,119
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	13,355	13,595	48,484	36,091	163,954	167,119

Realized gains (losses) on investments:
Capital gain distributions received	362	1,802	1,275	4,641	318,527	238,129
Net realized gain (loss)	(1,367)	6,732	1,280	(8,605)	31,648	59,368

Realized gains (losses)	(1,005)	8,534	2,555	(3,964)	350,175	297,497

Unrealized appreciation (depreciation) during the period	10,035	(33,789)	6,844	(56,738)	10,918	(479,422)

Net increase (decrease) in net assets from operations	22,385	(11,660)	57,883	(24,611)	525,047	(14,806)

Changes from principal transactions:
Purchase payments	29,609	15,815	269,402	196,056	695,675	766,431
Transfers between sub-accounts and the company	(101,412)	709,243	112,578	1,618,096	267,778	322,586
Transfers on general account policy loans	(813)	(670)	26,899	(40,786)	(49,550)	7,607
Withdrawals	(43,870)	(36,136)	(68,960)	(5,705)	(36,063)	(140,559)
Annual contract fee	(43,558)	(29,699)	(136,200)	(85,135)	(499,048)	(464,205)

Net increase (decrease) in net assets from principal transactions	(160,044)	658,553	203,719	1,682,526	378,792	491,860

Total increase (decrease) in net assets	(137,659)	646,893	261,602	1,657,915	903,839	477,054
Net assets at beginning of period	788,212	141,319	2,095,406	437,491	7,097,009	6,619,955

Net assets at end of period	$650,553	$788,212	$2,357,008	$2,095,406	$8,000,848	$7,097,009

	2016	2015	2016	2015	2016	2015
Units, beginning of period	38,807	6,979	128,405	26,904	481,965	449,310
Units issued	2,319	36,219	38,735	113,771	50,874	67,048
Units redeemed	(9,951)	(4,391)	(26,535)	(12,270)	(25,788)	(34,393)

Units, end of period	31,175	38,807	140,605	128,405	507,051	481,965

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Emerging Markets Value Trust Series I		Emerging Markets Value Trust Series NAV		Equity Income Trust Series I
	2016	2015	2016	2015	2016 (b)	2015
Income:
Dividend distributions received	$1,195	$458	$26,366	$26,420	$10,639	$10,669
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,195	458	26,366	26,420	10,639	10,669

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	42,009	49,586
Net realized gain (loss)	(5,203)	(363)	5,248	(607,698)	22,449	28,768

Realized gains (losses)	(5,203)	(363)	5,248	(607,698)	64,458	78,354

Unrealized appreciation (depreciation) during the period	8,879	(6,702)	190,081	423,612	9,743	(126,439)

Net increase (decrease) in net assets from operations	4,871	(6,607)	221,695	(157,666)	84,840	(37,416)

Changes from principal transactions:
Purchase payments	2,957	—	81,802	82,499	37,779	37,515
Transfers between sub-accounts and the company	(1,625)	45,376	(242,010)	(1,516,194)	(35,863)	(16,561)
Transfers on general account policy loans	—	—	(7,356)	(18,139)	(4,724)	799
Withdrawals	19	(228)	(14,249)	(146,160)	(25,662)	(47,057)
Annual contract fee	(667)	(586)	(60,010)	(67,994)	(55,095)	(49,973)

Net increase (decrease) in net assets from principal transactions	684	44,562	(241,823)	(1,665,988)	(83,565)	(75,277)

Total increase (decrease) in net assets	5,555	37,955	(20,128)	(1,823,654)	1,275	(112,693)
Net assets at beginning of period	43,449	5,494	766,412	2,590,066	517,201	629,894

Net assets at end of period	$49,004	$43,449	$746,284	$766,412	$518,476	$517,201

	2016	2015	2016	2015	2016	2015
Units, beginning of period	3,807	390	83,589	228,695	19,982	22,695
Units issued	9,947	3,486	95,300	21,894	3,899	2,542
Units redeemed	(10,116)	(69)	(109,960)	(167,000)	(7,065)	(5,255)

Units, end of period	3,638	3,807	68,929	83,589	16,816	19,982

(b)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series I.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity Income Trust Series NAV		Financial Industries Trust Series I		Financial Industries Trust Series NAV
	2016 (c)	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$110,270	$95,375	$1,375	$1,665	$7,073	$5,352
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	110,270	95,375	1,375	1,665	7,073	5,352

Realized gains (losses) on investments:
Capital gain distributions received	457,478	426,663	—	53,533	—	150,035
Net realized gain (loss)	5,680	649,549	(13,676)	(1,167)	(9,861)	11,892

Realized gains (losses)	463,158	1,076,212	(13,676)	52,366	(9,861)	161,927

Unrealized appreciation (depreciation) during the period	282,135	(1,462,004)	29,930	(58,252)	90,981	(179,260)

Net increase (decrease) in net assets from operations	855,563	(290,417)	17,629	(4,221)	88,193	(11,981)

Changes from principal transactions:
Purchase payments	275,911	262,617	3,498	5,218	43,011	43,996
Transfers between sub-accounts and the company	(102,347)	(1,628,733)	(60,407)	12,561	(7,381)	17,119
Transfers on general account policy loans	(20,616)	(19,677)	21	1	(759)	(2,311)
Withdrawals	(133,491)	(287,924)	(3,306)	39	(42,791)	(4,072)
Annual contract fee	(191,182)	(196,223)	(3,601)	(4,645)	(31,879)	(39,490)

Net increase (decrease) in net assets from principal transactions	(171,725)	(1,869,940)	(63,795)	13,174	(39,799)	15,242

Total increase (decrease) in net assets	683,838	(2,160,357)	(46,166)	8,953	48,394	3,261
Net assets at beginning of period	4,554,996	6,715,353	150,249	141,296	491,232	487,971

Net assets at end of period	$5,238,834	$4,554,996	$104,083	$150,249	$539,626	$491,232

	2016	2015	2016	2015	2016	2015
Units, beginning of period	106,447	146,478	6,525	5,974	17,715	17,143
Units issued	12,400	24,155	2,790	2,256	1,530	2,016
Units redeemed	(16,124)	(64,186)	(5,528)	(1,705)	(2,956)	(1,444)

Units, end of period	102,723	106,447	3,787	6,525	16,289	17,715

(c)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series NAV.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Franklin Templeton Founding Allocation Trust Series I		Franklin Templeton Founding Allocation Trust Series NAV		Fundamental All Cap Core Trust Series I
	2016 (d)	2015	2016 (e)	2015	2016	2015
Income:
Dividend distributions received	$23	$41	$69,508	$81,908	$27	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	23	41	69,508	81,908	27	—

Realized gains (losses) on investments:
Capital gain distributions received	59	—	172,833	—	628	177
Net realized gain (loss)	(130)	(2)	7,404	19,631	(266)	7,077

Realized gains (losses)	(71)	(2)	180,237	19,631	362	7,254

Unrealized appreciation (depreciation) during the period	138	(126)	(11,618)	(260,200)	32	(4,121)

Net increase (decrease) in net assets from operations	90	(87)	238,127	(158,661)	421	3,133

Changes from principal transactions:
Purchase payments	—	—	369,814	369,775	2,138	2,149
Transfers between sub-accounts and the company	(1,123)	35	(3,215,454)	238,225	(1)	(37,904)
Transfers on general account policy loans	—	—	(385)	(5,783)	(4,685)	(26)
Withdrawals	—	—	(661)	(6,229)	(7)	7
Annual contract fee	(370)	(421)	(134,649)	(143,990)	(1,309)	(1,876)

Net increase (decrease) in net assets from principal transactions	(1,493)	(386)	(2,981,335)	451,998	(3,864)	(37,650)

Total increase (decrease) in net assets	(1,403)	(473)	(2,743,208)	293,337	(3,443)	(34,517)
Net assets at beginning of period	1,403	1,876	2,743,208	2,449,871	4,070	38,587

Net assets at end of period	$—	$1,403	$—	$2,743,208	$627	$4,070

	2016	2015	2016	2015	2016	2015
Units, beginning of period	103	129	200,088	168,405	107	1,058
Units issued	—	1	28,938	41,002	57	57
Units redeemed	(103)	(27)	(229,026)	(9,319)	(149)	(1,008)

Units, end of period	—	103	—	200,088	15	107

(d)

Terminated as an investment option and funds transferred to Lifestyle Growth Trust PS Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(e)

Terminated as an investment option and funds transferred to Lifestyle Growth Trust PS Series NAV on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental All Cap Core Trust Series NAV		Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$3,884	$—	$16,363	$8,807	$50,369	$26,140
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	3,884	—	16,363	8,807	50,369	26,140

Realized gains (losses) on investments:
Capital gain distributions received	78,684	15,961	—	—	—	—
Net realized gain (loss)	11,972	24,829	(4,941)	17,528	58,089	60,152

Realized gains (losses)	90,656	40,790	(4,941)	17,528	58,089	60,152

Unrealized appreciation (depreciation) during the period	(31,901)	(23,793)	71,292	(37,972)	117,429	(104,810)

Net increase (decrease) in net assets from operations	62,639	16,997	82,714	(11,637)	225,887	(18,518)

Changes from principal transactions:
Purchase payments	48,076	55,444	48,297	49,088	277,869	237,676
Transfers between sub-accounts and the company	149,849	39,405	(52,903)	(19,775)	(149,100)	284,671
Transfers on general account policy loans	(4,827)	(4,814)	(12,625)	(2,410)	675	(3,154)
Withdrawals	(11,824)	(14,964)	(49,938)	(57,275)	(52,483)	(292,765)
Annual contract fee	(34,506)	(30,220)	(51,578)	(57,400)	(114,985)	(126,029)

Net increase (decrease) in net assets from principal transactions	146,768	44,851	(118,747)	(87,772)	(38,024)	100,399

Total increase (decrease) in net assets	209,407	61,848	(36,033)	(99,409)	187,863	81,881
Net assets at beginning of period	414,050	352,202	800,782	900,191	2,186,927	2,105,046

Net assets at end of period	$623,457	$414,050	$764,749	$800,782	$2,374,790	$2,186,927

	2016	2015	2016	2015	2016	2015
Units, beginning of period	18,366	16,262	28,553	31,741	110,716	105,440
Units issued	8,913	5,411	6,038	3,819	28,896	38,877
Units redeemed	(1,767)	(3,307)	(9,840)	(7,007)	(30,534)	(33,601)

Units, end of period	25,512	18,366	24,751	28,553	109,078	110,716

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Bond Trust Series I		Global Bond Trust Series NAV		Global Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$—	$5,258	$—	$27,140	$4,709	$3,881
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	5,258	—	27,140	4,709	3,881

Realized gains (losses) on investments:
Capital gain distributions received	—	—	6	—	—	—
Net realized gain (loss)	1,790	1,434	(459)	(7,022)	(4,078)	9,922

Realized gains (losses)	1,790	1,434	(453)	(7,022)	(4,078)	9,922

Unrealized appreciation (depreciation) during the period	3,583	(13,527)	28,235	(54,777)	3,083	(26,831)

Net increase (decrease) in net assets from operations	5,373	(6,835)	27,782	(34,659)	3,714	(13,028)

Changes from principal transactions:
Purchase payments	4,755	7,829	84,003	89,832	2,779	9,684
Transfers between sub-accounts and the company	24,078	36,038	(33,357)	(61,047)	(71,222)	(7,431)
Transfers on general account policy loans	(6,196)	—	(913)	(4,307)	(8,871)	(4,229)
Withdrawals	96	(5,262)	(10,746)	(5,271)	(1,788)	(7,114)
Annual contract fee	(5,119)	(5,184)	(60,113)	(59,123)	(5,105)	(9,663)

Net increase (decrease) in net assets from principal transactions	17,614	33,421	(21,126)	(39,916)	(84,207)	(18,753)

Total increase (decrease) in net assets	22,987	26,586	6,656	(74,575)	(80,493)	(31,781)
Net assets at beginning of period	206,605	180,019	945,980	1,020,555	184,046	215,827

Net assets at end of period	$229,592	$206,605	$952,636	$945,980	$103,553	$184,046

	2016	2015	2016	2015	2016	2015
Units, beginning of period	9,930	8,349	31,823	33,128	10,409	11,423
Units issued	1,305	2,085	3,855	4,294	169	571
Units redeemed	(527)	(504)	(4,609)	(5,599)	(5,228)	(1,585)

Units, end of period	10,708	9,930	31,069	31,823	5,350	10,409

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Trust Series NAV		Health Sciences Trust Series I		Health Sciences Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$50,812	$23,097	$218	$—	$2,333	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	50,812	23,097	218	—	2,333	—

Realized gains (losses) on investments:
Capital gain distributions received	4	1	78,447	57,614	525,151	352,006
Net realized gain (loss)	(11,742)	2,327	21,752	77,657	12,660	80,659

Realized gains (losses)	(11,738)	2,328	100,199	135,271	537,811	432,665

Unrealized appreciation (depreciation) during the period	63,351	(102,993)	(135,251)	(86,335)	(787,603)	(350,893)

Net increase (decrease) in net assets from operations	102,425	(77,568)	(34,834)	48,936	(247,459)	81,772

Changes from principal transactions:
Purchase payments	142,733	153,988	4,057	8,697	185,766	160,649
Transfers between sub-accounts and the company	(8,749)	(50,050)	29,019	(16,431)	5,163	1,471,685
Transfers on general account policy loans	(7,649)	(10,716)	(1,792)	1,013	1,790	(3,504)
Withdrawals	(43,711)	(14,544)	41	(27,700)	(41,090)	(134,934)
Annual contract fee	(89,537)	(93,132)	(12,865)	(17,362)	(143,533)	(121,399)

Net increase (decrease) in net assets from principal transactions	(6,913)	(14,454)	18,460	(51,783)	8,096	1,372,497

Total increase (decrease) in net assets	95,512	(92,022)	(16,374)	(2,847)	(239,363)	1,454,269
Net assets at beginning of period	1,072,556	1,164,578	346,220	349,067	2,419,493	965,224

Net assets at end of period	$1,168,068	$1,072,556	$329,846	$346,220	$2,180,130	$2,419,493

	2016	2015	2016	2015	2016	2015
Units, beginning of period	66,346	67,475	4,449	5,055	39,876	17,937
Units issued	7,223	11,185	1,290	895	6,337	26,779
Units redeemed	(7,563)	(12,314)	(999)	(1,501)	(6,049)	(4,840)

Units, end of period	66,006	66,346	4,740	4,449	40,164	39,876

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series I		High Yield Trust Series NAV		International Core Trust Series I
	2016	2015	2016	2015	2016 (f)	2015
Income:
Dividend distributions received	$20,699	$21,825	$198,948	$127,870	$24,398	$4,727
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	20,699	21,825	198,948	127,870	24,398	4,727

Realized gains (losses) on investments:
Capital gain distributions received	—	—	5	—	—	—
Net realized gain (loss)	(19,669)	(19,563)	106,361	(33,378)	(40,688)	4,930

Realized gains (losses)	(19,669)	(19,563)	106,366	(33,378)	(40,688)	4,930

Unrealized appreciation (depreciation) during the period	42,165	(27,478)	128,449	(217,178)	17,123	(21,626)

Net increase (decrease) in net assets from operations	43,195	(25,216)	433,763	(122,686)	833	(11,969)

Changes from principal transactions:
Purchase payments	9,268	10,661	216,209	128,446	8,098	9,221
Transfers between sub-accounts and the company	(15,204)	5,566	906,543	(48,611)	(146,621)	37,208
Transfers on general account policy loans	(255)	—	(20,144)	(5,765)	807	(1,804)
Withdrawals	47	(6,663)	(2,000)	(4,747)	(7,246)	(8,242)
Annual contract fee	(8,729)	(8,388)	(76,561)	(75,047)	(4,169)	(4,890)

Net increase (decrease) in net assets from principal transactions	(14,873)	1,176	1,024,047	(5,724)	(149,131)	31,493

Total increase (decrease) in net assets	28,322	(24,040)	1,457,810	(128,410)	(148,298)	19,524
Net assets at beginning of period	285,088	309,128	1,523,913	1,652,323	148,298	128,774

Net assets at end of period	$313,410	$285,088	$2,981,723	$1,523,913	$—	$148,298

	2016	2015	2016	2015	2016	2015
Units, beginning of period	13,922	13,840	78,728	78,211	10,369	8,513
Units issued	2,757	2,674	355,058	110,896	561	2,790
Units redeemed	(3,515)	(2,592)	(301,651)	(110,379)	(10,930)	(934)

Units, end of period	13,164	13,922	132,135	78,728	—	10,369

(f)

Terminated as an investment option and funds transferred to International Value Trust Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Core Trust Series NAV		International Equity Index Trust B Series I		International Equity Index Trust B Series NAV
	2016 (g)	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$225,099	$38,725	$5,815	$5,509	$161,858	$157,668
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	225,099	38,725	5,815	5,509	161,858	157,668

Realized gains (losses) on investments:
Capital gain distributions received	1	—	—	—	(25)	—
Net realized gain (loss)	(353,450)	(14,931)	(2,393)	2,738	(2,247)	(15,179)

Realized gains (losses)	(353,449)	(14,931)	(2,393)	2,738	(2,272)	(15,179)

Unrealized appreciation (depreciation) during the period	139,967	(115,843)	4,170	(21,225)	124,790	(792,838)

Net increase (decrease) in net assets from operations	11,617	(92,049)	7,592	(12,978)	284,376	(650,349)

Changes from principal transactions:
Purchase payments	110,439	95,893	6,059	10,058	189,460	162,236
Transfers between sub-accounts and the company	(1,278,465)	518,774	1,849	(12,628)	(231,539)	3,715,113
Transfers on general account policy loans	1,143	(1,932)	(10,466)	(45)	11,466	(132,313)
Withdrawals	(741)	(55)	111	(880)	(112,230)	(617,992)
Annual contract fee	(36,361)	(40,510)	(4,709)	(6,197)	(215,011)	(186,892)

Net increase (decrease) in net assets from principal transactions	(1,203,985)	572,170	(7,156)	(9,692)	(357,854)	2,940,152

Total increase (decrease) in net assets	(1,192,368)	480,121	436	(22,670)	(73,478)	2,289,803
Net assets at beginning of period	1,192,368	712,247	216,820	239,490	6,098,770	3,808,967

Net assets at end of period	$—	$1,192,368	$217,256	$216,820	$6,025,292	$6,098,770

	2016	2015	2016	2015	2016	2015
Units, beginning of period	78,392	44,335	19,894	20,674	142,560	83,868
Units issued	15,382	45,006	3,573	1,551	14,500	86,505
Units redeemed	(93,774)	(10,949)	(4,382)	(2,331)	(22,194)	(27,813)

Units, end of period	—	78,392	19,085	19,894	134,866	142,560

(g)

Terminated as an investment option and funds transferred to International Value Trust Series NAV on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Growth Stock Trust Series I		International Growth Stock Trust Series NAV		International Small Company Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$2,717	$2,775	$12,551	$9,066	$710	$704
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	2,717	2,775	12,551	9,066	710	704

Realized gains (losses) on investments:
Capital gain distributions received	—	—	4	—	—	—
Net realized gain (loss)	1,380	529	3,535	7,520	388	1,701

Realized gains (losses)	1,380	529	3,539	7,520	388	1,701

Unrealized appreciation (depreciation) during the period	(6,465)	(6,949)	(23,572)	(29,320)	444	(10)

Net increase (decrease) in net assets from operations	(2,368)	(3,645)	(7,482)	(12,734)	1,542	2,395

Changes from principal transactions:
Purchase payments	5,215	6,730	53,009	59,399	2,084	3,459
Transfers between sub-accounts and the company	173	964	249,094	8,856	45,751	(6,153)
Transfers on general account policy loans	(13,730)	(12)	(5,566)	(2,356)	(401)	(219)
Withdrawals	112	9	(10,062)	(1,019)	2	2
Annual contract fee	(2,526)	(3,328)	(26,227)	(22,134)	(1,755)	(1,860)

Net increase (decrease) in net assets from principal transactions	(10,756)	4,363	260,248	42,746	45,681	(4,771)

Total increase (decrease) in net assets	(13,124)	718	252,766	30,012	47,223	(2,376)
Net assets at beginning of period	155,936	155,218	493,073	463,061	35,173	37,549

Net assets at end of period	$142,812	$155,936	$745,839	$493,073	$82,396	$35,173

	2016	2015	2016	2015	2016	2015
Units, beginning of period	12,846	12,497	40,566	37,245	2,331	2,651
Units issued	433	587	24,615	7,117	2,962	114
Units redeemed	(1,358)	(238)	(3,076)	(3,796)	(89)	(434)

Units, end of period	11,921	12,846	62,105	40,566	5,204	2,331

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series NAV		International Value Trust Series I		International Value Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$21,013	$13,958	$6,334	$4,456	$31,595	$12,358
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	21,013	13,958	6,334	4,456	31,595	12,358

Realized gains (losses) on investments:
Capital gain distributions received	(2)	—	—	—	(6)	—
Net realized gain (loss)	5,704	19,794	3,042	9,042	(12,550)	(53,457)

Realized gains (losses)	5,702	19,794	3,042	9,042	(12,556)	(53,457)

Unrealized appreciation (depreciation) during the period	23,084	17,193	19,596	(28,656)	63,393	(4,862)

Net increase (decrease) in net assets from operations	49,799	50,945	28,972	(15,158)	82,432	(45,961)

Changes from principal transactions:
Purchase payments	88,943	64,430	8,565	14,020	58,945	66,034
Transfers between sub-accounts and the company	33,255	264,717	113,674	(13,413)	923,502	(272,640)
Transfers on general account policy loans	(1,458)	(2,382)	(670)	135	(100)	(866)
Withdrawals	(13,796)	(2,531)	(39,626)	(15,201)	(6,371)	(10,795)
Annual contract fee	(41,250)	(30,361)	(7,501)	(9,005)	(37,803)	(37,302)

Net increase (decrease) in net assets from principal transactions	65,694	293,873	74,442	(23,464)	938,173	(255,569)

Total increase (decrease) in net assets	115,493	344,818	103,414	(38,622)	1,020,605	(301,530)
Net assets at beginning of period	985,007	640,189	214,585	253,207	575,877	877,407

Net assets at end of period	$1,100,500	$985,007	$317,999	$214,585	$1,596,482	$575,877

	2016	2015	2016	2015	2016	2015
Units, beginning of period	65,075	45,118	9,720	10,573	40,415	56,823
Units issued	8,697	30,683	5,121	2,100	79,399	17,048
Units redeemed	(4,499)	(10,726)	(2,008)	(2,953)	(19,961)	(33,456)

Units, end of period	69,273	65,075	12,833	9,720	99,853	40,415

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series NAV		Lifestyle Aggressive MVP Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$6,801	$4,522	$11,673	$5,405	$7,485	$8,889
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	6,801	4,522	11,673	5,405	7,485	8,889

Realized gains (losses) on investments:
Capital gain distributions received	1,834	10,313	2,940	14,241	3,794	—
Net realized gain (loss)	(303)	4,807	(1,686)	(9,161)	3,014	98,337

Realized gains (losses)	1,531	15,120	1,254	5,080	6,808	98,337

Unrealized appreciation (depreciation) during the period	1,983	(21,338)	3,033	(11,632)	(5,173)	(143,587)

Net increase (decrease) in net assets from operations	10,315	(1,696)	15,960	(1,147)	9,120	(36,361)

Changes from principal transactions:
Purchase payments	11,659	11,542	69,283	33,120	40,385	58,267
Transfers between sub-accounts and the company	55,822	5,411	208,390	(68,589)	—	—
Transfers on general account policy loans	511	592	(1,605)	(3,045)	17	3,229
Withdrawals	11	(59,652)	(1,720)	(4,229)	24	(239,611)
Annual contract fee	(7,316)	(6,306)	(22,180)	(18,876)	(17,157)	(17,821)

Net increase (decrease) in net assets from principal transactions	60,687	(48,413)	252,168	(61,619)	23,269	(195,936)

Total increase (decrease) in net assets	71,002	(50,109)	268,128	(62,766)	32,389	(232,297)
Net assets at beginning of period	235,643	285,752	253,246	316,012	421,227	653,524

Net assets at end of period	$306,645	$235,643	$521,374	$253,246	$453,616	$421,227

	2016	2015	2016	2015	2016	2015
Units, beginning of period	10,299	12,387	15,952	19,771	21,905	31,997
Units issued	2,884	755	17,051	5,636	1,865	2,604
Units redeemed	(332)	(2,843)	(1,500)	(9,455)	(633)	(12,696)

Units, end of period	12,851	10,299	31,503	15,952	23,137	21,905

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Aggressive MVP Series NAV		Lifestyle Aggressive Trust PS Series NAV		Lifestyle Balanced MVP Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$212,657	$255,482	$2,708	$11	$103,426	$124,328
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	212,657	255,482	2,708	11	103,426	124,328

Realized gains (losses) on investments:
Capital gain distributions received	108,231	—	23	—	204,227	364,801
Net realized gain (loss)	139,157	136,473	20	—	(5,293)	11,883

Realized gains (losses)	247,388	136,473	43	—	198,934	376,684

Unrealized appreciation (depreciation) during the period	(217,533)	(1,094,458)	2,605	(20)	(72,499)	(612,676)

Net increase (decrease) in net assets from operations	242,512	(702,503)	5,356	(9)	229,861	(111,664)

Changes from principal transactions:
Purchase payments	1,453,897	1,782,276	533	153	33,221	36,178
Transfers between sub-accounts and the company	(266,127)	761,341	155,425	—	(893)	(581)
Transfers on general account policy loans	19,507	(161,027)	—	—	3,030	(3,026)
Withdrawals	(112,754)	(51,082)	—	—	65	(1,656)
Annual contract fee	(625,830)	(588,759)	(1,142)	(102)	(223,927)	(169,010)

Net increase (decrease) in net assets from principal transactions	468,693	1,742,749	154,816	51	(188,504)	(138,095)

Total increase (decrease) in net assets	711,205	1,040,246	160,172	42	41,357	(249,759)
Net assets at beginning of period	11,834,302	10,794,056	555	513	4,906,790	5,156,549

Net assets at end of period	$12,545,507	$11,834,302	$160,727	$555	$4,948,147	$4,906,790

	2016	2015	2016	2015	2016	2015
Units, beginning of period	672,648	577,996	52	48	214,521	220,369
Units issued	108,394	135,850	13,834	8	1,471	1,243
Units redeemed	(81,250)	(41,198)	(93)	(4)	(9,554)	(7,091)

Units, end of period	699,792	672,648	13,793	52	206,438	214,521

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced MVP Series NAV		Lifestyle Balanced Trust PS Series NAV		Lifestyle Conservative MVP Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$758,939	$859,067	$26,455	$15,152	$1,553	$3,581
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	758,939	859,067	26,455	15,152	1,553	3,581

Realized gains (losses) on investments:
Capital gain distributions received	1,439,540	2,374,382	20,319	9,654	1,440	7,411
Net realized gain (loss)	161,947	467,000	(1,639)	(29)	(4,696)	906

Realized gains (losses)	1,601,487	2,841,382	18,680	9,625	(3,256)	8,317

Unrealized appreciation (depreciation) during the period	(726,244)	(4,472,161)	111	(30,518)	4,453	(11,580)

Net increase (decrease) in net assets from operations	1,634,182	(771,712)	45,246	(5,741)	2,750	318

Changes from principal transactions:
Purchase payments	3,071,917	3,077,500	121,635	96,448	—	4,688
Transfers between sub-accounts and the company	453,326	3,085,727	462,170	267,935	(69,904)	(520)
Transfers on general account policy loans	(59,637)	(329,660)	60,747	—	—	445
Withdrawals	(406,932)	(597,413)	(63,102)	(473)	(221)	(18,159)
Annual contract fee	(2,439,804)	(2,237,679)	(78,283)	(51,514)	(3,179)	(5,318)

Net increase (decrease) in net assets from principal transactions	618,870	2,998,475	503,167	312,396	(73,304)	(18,864)

Total increase (decrease) in net assets	2,253,052	2,226,763	548,413	306,655	(70,554)	(18,546)
Net assets at beginning of period	33,314,486	31,087,723	599,913	293,258	134,801	153,347

Net assets at end of period	$35,567,538	$33,314,486	$1,148,326	$599,913	$64,247	$134,801

	2016	2015	2016	2015	2016	2015
Units, beginning of period	1,938,907	1,769,503	55,915	27,361	5,838	6,644
Units issued	175,818	334,967	55,093	38,143	25	220
Units redeemed	(141,668)	(165,563)	(10,191)	(9,589)	(3,202)	(1,026)

Units, end of period	1,973,057	1,938,907	100,817	55,915	2,661	5,838

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Conservative MVP Series NAV		Lifestyle Conservative Trust PS Series NAV		Lifestyle Growth MVP Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$78,419	$80,074	$2,442	$2,088	$37,536	$48,951
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	78,419	80,074	2,442	2,088	37,536	48,951

Realized gains (losses) on investments:
Capital gain distributions received	69,360	156,486	868	795	61,986	—
Net realized gain (loss)	(30,452)	(20,920)	(170)	(94)	(2,379)	8,500

Realized gains (losses)	38,908	135,566	698	701	59,607	8,500

Unrealized appreciation (depreciation) during the period	17,717	(209,194)	71	(2,988)	(28,637)	(160,912)

Net increase (decrease) in net assets from operations	135,044	6,446	3,211	(199)	68,506	(103,461)

Changes from principal transactions:
Purchase payments	276,108	289,560	2,926	1,387	109,131	101,431
Transfers between sub-accounts and the company	74,886	112,237	11,315	20,571	1,216	663
Transfers on general account policy loans	21,594	(201,593)	—	—	(177,259)	—
Withdrawals	(18,485)	(8,533)	(1)	(11)	(44,009)	(97,015)
Annual contract fee	(262,343)	(239,553)	(4,594)	(3,766)	(54,846)	(64,626)

Net increase (decrease) in net assets from principal transactions	91,760	(47,882)	9,646	18,181	(165,767)	(59,547)

Total increase (decrease) in net assets	226,804	(41,436)	12,857	17,982	(97,261)	(163,008)
Net assets at beginning of period	2,959,531	3,000,967	74,656	56,674	2,115,620	2,278,628

Net assets at end of period	$3,186,335	$2,959,531	$87,513	$74,656	$2,018,359	$2,115,620

	2016	2015	2016	2015	2016	2015
Units, beginning of period	180,111	182,963	7,037	5,354	101,399	104,261
Units issued	27,138	31,471	1,266	2,028	4,335	3,196
Units redeemed	(21,740)	(34,323)	(399)	(345)	(12,121)	(6,058)

Units, end of period	185,509	180,111	7,904	7,037	93,613	101,399

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth MVP Series NAV		Lifestyle Growth Trust PS Series I		Lifestyle Growth Trust PS Series NAV
	2016	2015	2016(h)	2015	2016	2015
Income:
Dividend distributions received	$644,502	$746,018	$20	$—	$91,490	$18,299
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	644,502	746,018	20	—	91,490	18,299

Realized gains (losses) on investments:
Capital gain distributions received	938,793	—	—	—	27,058	10,186
Net realized gain (loss)	227,851	476,099	1	—	(2,462)	(1,412)

Realized gains (losses)	1,166,644	476,099	1	—	24,596	8,774

Unrealized appreciation (depreciation) during the period	(685,932)	(2,717,769)	—	—	16,208	(35,360)

Net increase (decrease) in net assets from operations	1,125,214	(1,495,652)	21	—	132,294	(8,287)

Changes from principal transactions:
Purchase payments	3,645,446	3,419,894	—	—	162,144	58,518
Transfers between sub-accounts and the company	211,660	1,795,116	1,100	—	3,791,963	492,548
Transfers on general account policy loans	(39,405)	(278,286)	—	—	4	—
Withdrawals	(398,855)	(1,208,978)	—	—	(219)	(746)
Annual contract fee	(2,321,667)	(2,206,875)	(77)	—	(123,870)	(53,682)

Net increase (decrease) in net assets from principal transactions	1,097,179	1,520,871	1,023	—	3,830,022	496,638

Total increase (decrease) in net assets	2,222,393	25,219	1,044	—	3,962,316	488,351
Net assets at beginning of period	31,596,815	31,571,596	—	—	785,534	297,183

Net assets at end of period	$33,819,208	$31,596,815	$1,044	$—	$4,747,850	$785,534

	2016	2015	2016	2015	2016	2015
Units, beginning of period	1,836,989	1,752,044	—	—	72,693	27,502
Units issued	208,558	257,829	112	—	343,340	53,351
Units redeemed	(143,683)	(172,884)	(10)	—	(6,226)	(8,160)

Units, end of period	1,901,864	1,836,989	102	—	409,807	72,693

(h)	Sub-account available in prior year but no activity.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Moderate MVP Series I		Lifestyle Moderate MVP Series NAV		Lifestyle Moderate Trust PS Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$17,399	$22,907	$183,050	$201,503	$17,064	$10,338
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	17,399	22,907	183,050	201,503	17,064	10,338

Realized gains (losses) on investments:
Capital gain distributions received	29,546	76,598	288,646	648,633	11,650	6,121
Net realized gain (loss)	(5,565)	573	(33,713)	13,627	(1,685)	(432)

Realized gains (losses)	23,981	77,171	254,933	662,260	9,965	5,689

Unrealized appreciation (depreciation) during the period	3,656	(106,851)	(37,081)	(932,880)	(928)	(17,513)

Net increase (decrease) in net assets from operations	45,036	(6,773)	400,902	(69,117)	26,101	(1,486)

Changes from principal transactions:
Purchase payments	3,259	5,284	922,785	1,178,490	47,951	38,716
Transfers between sub-accounts and the company	—	—	136,441	962,486	274,647	162,590
Transfers on general account policy loans	(60,008)	(40,008)	(7,126)	(42,347)	—	—
Withdrawals	(42,224)	(6,002)	(156,196)	(20,718)	(14)	(43)
Annual contract fee	(15,900)	(15,706)	(553,084)	(541,814)	(39,834)	(27,319)

Net increase (decrease) in net assets from principal transactions	(114,873)	(56,432)	342,820	1,536,097	282,750	173,944

Total increase (decrease) in net assets	(69,837)	(63,205)	743,722	1,466,980	308,851	172,458
Net assets at beginning of period	880,170	943,375	7,592,273	6,125,293	399,046	226,588

Net assets at end of period	$810,333	$880,170	$8,335,995	$7,592,273	$707,897	$399,046

	2016	2015	2016	2015	2016	2015
Units, beginning of period	38,099	40,463	443,290	354,540	37,318	21,221
Units issued	53	91	57,317	122,689	28,116	17,870
Units redeemed	(4,839)	(2,455)	(38,179)	(33,939)	(2,713)	(1,773)

Units, end of period	33,313	38,099	462,428	443,290	62,721	37,318

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	M Capital Appreciation		M International Equity		M Large Cap Growth
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$—	$—	$6,113	$7,346	$—	$139
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	6,113	7,346	—	139

Realized gains (losses) on investments:
Capital gain distributions received	14,663	34,560	—	—	40,371	91,372
Net realized gain (loss)	(10,176)	(544)	(6,274)	(740)	(14,499)	4,981

Realized gains (losses)	4,487	34,016	(6,274)	(740)	25,872	96,353

Unrealized appreciation (depreciation) during the period	64,964	(58,028)	(1,132)	(28,819)	(33,242)	(67,693)

Net increase (decrease) in net assets from operations	69,451	(24,012)	(1,293)	(22,213)	(7,370)	28,799

Changes from principal transactions:
Purchase payments	66,475	60,138	70,883	48,056	113,623	63,495
Transfers between sub-accounts and the company	(37,091)	117,125	46,690	147,072	100,965	181,575
Transfers on general account policy loans	—	—	—	—	—	—
Withdrawals	(7,864)	(106)	(4,370)	11	(12,351)	(448)
Annual contract fee	(15,425)	(12,892)	(12,614)	(10,288)	(32,592)	(24,323)

Net increase (decrease) in net assets from principal transactions	6,095	164,265	100,589	184,851	169,645	220,299

Total increase (decrease) in net assets	75,546	140,253	99,296	162,638	162,275	249,098
Net assets at beginning of period	308,808	168,555	415,323	252,685	554,697	305,599

Net assets at end of period	$384,354	$308,808	$514,619	$415,323	$716,972	$554,697

	2016	2015	2016	2015	2016	2015
Units, beginning of period	3,886	1,981	13,083	7,646	10,258	6,087
Units issued	981	2,187	4,503	6,169	5,463	5,447
Units redeemed	(872)	(282)	(1,366)	(732)	(2,147)	(1,276)

Units, end of period	3,995	3,886	16,220	13,083	13,574	10,258

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	M Large Cap Value		Mid Cap Index Trust Series I		Mid Cap Index Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$10,686	$8,715	$4,060	$3,384	$36,004	$36,819
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	10,686	8,715	4,060	3,384	36,004	36,819

Realized gains (losses) on investments:
Capital gain distributions received	—	53,986	30,181	24,297	253,025	254,847
Net realized gain (loss)	(35,526)	(2,611)	18,631	22,969	61,034	98,836

Realized gains (losses)	(35,526)	51,375	48,812	47,266	314,059	353,683

Unrealized appreciation (depreciation) during the period	80,374	(68,563)	6,417	(57,995)	196,089	(461,008)

Net increase (decrease) in net assets from operations	55,534	(8,473)	59,289	(7,345)	546,152	(70,506)

Changes from principal transactions:
Purchase payments	94,821	64,603	7,508	6,711	212,829	202,165
Transfers between sub-accounts and the company	(147,871)	265,372	32,961	15,554	140,425	98,246
Transfers on general account policy loans	—	—	271	4,075	41,881	(143,479)
Withdrawals	(14,112)	(24)	(8,180)	(18,223)	(771,559)	(289,112)
Annual contract fee	(18,583)	(16,161)	(10,462)	(11,246)	(159,308)	(147,188)

Net increase (decrease) in net assets from principal transactions	(85,745)	313,790	22,098	(3,129)	(535,732)	(279,368)

Total increase (decrease) in net assets	(30,211)	305,317	81,387	(10,474)	10,420	(349,874)
Net assets at beginning of period	628,166	322,849	288,521	298,995	3,173,722	3,523,596

Net assets at end of period	$597,955	$628,166	$369,908	$288,521	$3,184,142	$3,173,722

	2016	2015	2016	2015	2016	2015
Units, beginning of period	26,512	13,536	7,039	7,105	118,005	127,684
Units issued	6,194	14,431	1,570	1,739	23,579	22,790
Units redeemed	(9,688)	(1,455)	(1,096)	(1,805)	(43,064)	(32,469)

Units, end of period	23,018	26,512	7,513	7,039	98,520	118,005

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series NAV		Mid Value Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$—	$—	$—	$—	$2,445	$2,800
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	—	—	2,445	2,800

Realized gains (losses) on investments:
Capital gain distributions received	21,612	80,101	92,114	233,010	25,710	42,796
Net realized gain (loss)	23,681	22,345	726	15,181	154	30,081

Realized gains (losses)	45,293	102,446	92,840	248,191	25,864	72,877

Unrealized appreciation (depreciation) during the period	(45,545)	(87,606)	(79,904)	(218,523)	20,706	(80,915)

Net increase (decrease) in net assets from operations	(252)	14,840	12,936	29,668	49,015	(5,238)

Changes from principal transactions:
Purchase payments	19,128	18,635	148,562	139,706	14,090	15,335
Transfers between sub-accounts and the company	(32,750)	(37,732)	(952)	72,544	2,799	(5,622)
Transfers on general account policy loans	(945)	854	(20,349)	(2,649)	(538)	773
Withdrawals	(24,039)	(58,489)	(8,453)	(1,353)	101	(15,261)
Annual contract fee	(20,630)	(27,970)	(88,970)	(80,964)	(20,704)	(18,875)

Net increase (decrease) in net assets from principal transactions	(59,236)	(104,702)	29,838	127,284	(4,252)	(23,650)

Total increase (decrease) in net assets	(59,488)	(89,862)	42,774	156,952	44,763	(28,888)
Net assets at beginning of period	346,916	436,778	1,206,162	1,049,210	219,442	248,330

Net assets at end of period	$287,428	$346,916	$1,248,936	$1,206,162	$264,205	$219,442

	2016	2015	2016	2015	2016	2015
Units, beginning of period	9,946	12,897	15,878	14,232	8,746	9,557
Units issued	466	452	2,084	2,708	2,007	3,408
Units redeemed	(2,220)	(3,403)	(1,616)	(1,062)	(2,263)	(4,219)

Units, end of period	8,192	9,946	16,346	15,878	8,490	8,746

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Value Trust Series NAV		Money Market Trust B Series NAV		Money Market Trust Series I
	2016	2015	2016 (i)	2015	2016	2015
Income:
Dividend distributions received	$9,504	$8,063	$2,476	$93	$1,756	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	9,504	8,063	2,476	93	1,756	—

Realized gains (losses) on investments:
Capital gain distributions received	92,311	122,962	—	19	(1)	3
Net realized gain (loss)	(1,214)	12,205	—	—	—	—

Realized gains (losses)	91,097	135,167	—	19	(1)	3

Unrealized appreciation (depreciation) during the period	69,413	(166,750)	1	1	—	1

Net increase (decrease) in net assets from operations	170,014	(23,520)	2,477	113	1,755	4

Changes from principal transactions:
Purchase payments	64,500	53,635	2,504,902	24,081,889	39,096	50,852
Transfers between sub-accounts and the company	67,026	14,874	(7,567,127)	(23,359,531)	593,808	(7,303)
Transfers on general account policy loans	(2,045)	(2,661)	81,313	(1,752,166)	345	(1,339)
Withdrawals	(13,207)	190	(28,213)	2,038,550	(631,482)	(411,340)
Annual contract fee	(50,556)	(44,408)	(191,816)	(656,289)	(70,517)	(70,339)

Net increase (decrease) in net assets from principal transactions	65,718	21,630	(5,200,941)	352,453	(68,750)	(439,469)

Total increase (decrease) in net assets	235,732	(1,890)	(5,198,464)	352,566	(66,995)	(439,465)
Net assets at beginning of period	649,332	651,222	5,198,464	4,845,898	2,285,043	2,724,508

Net assets at end of period	$885,064	$649,332	$—	$5,198,464	$2,218,048	$2,285,043

	2016	2015	2016	2015	2016	2015
Units, beginning of period	16,842	16,316	299,165	278,873	169,766	202,418
Units issued	3,754	2,158	307,893	1,665,244	48,126	2,705
Units redeemed	(2,096)	(1,632)	(607,058)	(1,644,952)	(53,230)	(35,357)

Units, end of period	18,500	16,842	—	299,165	164,662	169,766

(i)

Terminated as an investment option and funds transferred to Money-Market Trust Series NAV on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money-Market Trust Series NAV		PIMCO All Asset		Real Estate Securities Trust Series I
	2016 (a)	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$5,787	$—	$35,681	$73,100	$26,695	$13,114
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	5,787	—	35,681	73,100	26,695	13,114

Realized gains (losses) on investments:
Capital gain distributions received	—	—	6	—	(1)	—
Net realized gain (loss)	—	—	(167,805)	(99,025)	54,400	(7,346)

Realized gains (losses)	—	—	(167,799)	(99,025)	54,399	(7,346)

Unrealized appreciation (depreciation) during the period	3	—	342,765	(151,418)	(24,923)	12,913

Net increase (decrease) in net assets from operations	5,790	—	210,647	(177,343)	56,171	18,681

Changes from principal transactions:
Purchase payments	5,616,939	—	42,210	60,504	6,432	13,578
Transfers between sub-accounts and the company	178,828	—	(50,236)	(2,334,519)	(798)	(4,654)
Transfers on general account policy loans	(108,084)	—	(42)	(2,719)	(26,587)	(2,095)
Withdrawals	(482,458)	—	(771,359)	(313,853)	146	(1,526)
Annual contract fee	(329,038)	—	(42,402)	(69,276)	(15,582)	(15,414)

Net increase (decrease) in net assets from principal transactions	4,876,187	—	(821,829)	(2,659,863)	(36,389)	(10,111)

Total increase (decrease) in net assets	4,881,977	—	(611,182)	(2,837,206)	19,782	8,570
Net assets at beginning of period	—	—	2,145,566	4,982,772	694,607	686,037

Net assets at end of period	$4,881,977	$—	$1,534,384	$2,145,566	$714,389	$694,607

	2016	2015	2016	2015	2016	2015
Units, beginning of period	—	—	149,323	314,480	13,486	13,676
Units issued	1,118,134	—	2,551	3,926	2,342	1,206
Units redeemed	(630,489)	—	(57,025)	(169,083)	(2,855)	(1,396)

Units, end of period	487,645	—	94,849	149,323	12,973	13,486

(a)	Reflects the period from commencement of operations on April 29, 2016 through December 31, 2016.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series NAV		Real Return Bond Trust Series I		Real Return Bond Trust Series NAV
	2016	2015	2016 (j)	2015	2016 (k)	2015
Income:
Dividend distributions received	$81,652	$43,520	$—	$1,429	$—	$65,519
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	81,652	43,520	—	1,429	—	65,519

Realized gains (losses) on investments:
Capital gain distributions received	(11)	—	(1)	—	—	—
Net realized gain (loss)	85,307	463,475	2,400	86	(106,585)	(5,105)

Realized gains (losses)	85,296	463,475	2,399	86	(106,585)	(5,105)

Unrealized appreciation (depreciation) during the period	(8,354)	(467,512)	3,005	(2,454)	140,650	(95,758)

Net increase (decrease) in net assets from operations	158,594	39,483	5,404	(939)	34,065	(35,344)

Changes from principal transactions:
Purchase payments	126,286	128,208	270	921	13,646	55,935
Transfers between sub-accounts and the company	(7,180)	(877,894)	(57,444)	28,363	(1,015,988)	291,323
Transfers on general account policy loans	(7,685)	(7,730)	—	—	774	(784)
Withdrawals	(73,935)	(116,596)	—	(11,097)	(10,779)	(4,775)
Annual contract fee	(113,373)	(113,742)	(879)	(1,090)	(17,557)	(50,446)

Net increase (decrease) in net assets from principal transactions	(75,887)	(987,754)	(58,053)	17,097	(1,029,904)	291,253

Total increase (decrease) in net assets	82,707	(948,271)	(52,649)	16,158	(995,839)	255,909

Net assets at beginning of period	2,280,348	3,228,619	52,649	36,491	995,839	739,930

Net assets at end of period	$2,363,055	$2,280,348	$—	$52,649	$—	$995,839

	2016	2015	2016	2015	2016	2015
Units, beginning of period	15,969	23,243	2,503	1,684	68,685	49,534
Units issued	882	2,616	7,411	1,470	840	22,492
Units redeemed	(1,380)	(9,890)	(9,914)	(651)	(69,525)	(3,341)

Units, end of period	15,471	15,969	—	2,503	—	68,685

(j)

Terminated as an investment option and funds transferred to Bond Trust Series I on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(k)

Terminated as an investment option and funds transferred to Bond Trust Series NAV on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series I		Science & Technology Trust Series NAV		Short Term Government Income Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$—	$—	$—	$—	$6,019	$5,322
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	—	—	—	6,019	5,322

Realized gains (losses) on investments:
Capital gain distributions received	30,542	44,839	160,102	141,109	—	(1)
Net realized gain (loss)	34,727	19,781	41,362	24,016	(5,052)	(2,061)

Realized gains (losses)	65,269	64,620	201,464	165,125	(5,052)	(2,062)

Unrealized appreciation (depreciation) during the period	(47,686)	(48,639)	(114,048)	(114,752)	251	(1,205)

Net increase (decrease) in net assets from operations	17,583	15,981	87,416	50,373	1,218	2,055

Changes from principal transactions:
Purchase payments	11,418	12,500	127,593	107,235	20,079	15,579
Transfers between sub-accounts and the company	6,506	54,012	267,504	164,385	78,300	190
Transfers on general account policy loans	(15,437)	(4,770)	(22,160)	(7,320)	(6,731)	213
Withdrawals	(9,568)	(11,938)	(6,578)	(4,857)	41	(41,853)
Annual contract fee	(19,506)	(18,340)	(93,368)	(71,945)	(18,897)	(15,986)

Net increase (decrease) in net assets from principal transactions	(26,587)	31,464	272,991	187,498	72,792	(41,857)

Total increase (decrease) in net assets	(9,004)	47,445	360,407	237,871	74,010	(39,802)
Net assets at beginning of period	271,611	224,166	877,224	639,353	299,218	339,020

Net assets at end of period	$262,607	$271,611	$1,237,631	$877,224	$373,228	$299,218

	2016	2015	2016	2015	2016	2015
Units, beginning of period	15,809	13,920	30,584	23,801	27,986	31,913
Units issued	2,486	3,705	21,354	10,393	17,223	1,441
Units redeemed	(4,193)	(1,816)	(12,137)	(3,610)	(10,499)	(5,368)

Units, end of period	14,102	15,809	39,801	30,584	34,710	27,986

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Short Term Government Income Trust Series NAV		Small Cap Growth Trust Series I		Small Cap Growth Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$8,626	$9,928	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	8,626	9,928	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions received	—	—	1,577	16,001	101,248	215,074
Net realized gain (loss)	(4,949)	(4,054)	(31,290)	2,934	(106,828)	2,027

Realized gains (losses)	(4,949)	(4,054)	(29,713)	18,935	(5,580)	217,101

Unrealized appreciation (depreciation) during the period	(1,810)	(1,464)	21,353	(26,316)	32,169	(350,131)

Net increase (decrease) in net assets from operations	1,867	4,410	(8,360)	(7,381)	26,589	(133,030)

Changes from principal transactions:
Purchase payments	61,177	53,949	409	7,029	109,850	98,363
Transfers between sub-accounts and the company	(13,513)	7,311	(51,949)	(4,402)	(184,325)	632,996
Transfers on general account policy loans	(7,113)	(2,629)	—	—	(9,223)	(2,450)
Withdrawals	(22,904)	(1,016)	(6,670)	(2,754)	(7,573)	(1,172)
Annual contract fee	(54,339)	(33,108)	(985)	(2,617)	(69,118)	(66,125)

Net increase (decrease) in net assets from principal transactions	(36,692)	24,507	(59,195)	(2,744)	(160,389)	661,612

Total increase (decrease) in net assets	(34,825)	28,917	(67,555)	(10,125)	(133,800)	528,582
Net assets at beginning of period	549,485	520,568	85,364	95,489	1,101,968	573,386

Net assets at end of period	$514,660	$549,485	$17,809	$85,364	$968,168	$1,101,968

	2016	2015	2016	2015	2016	2015
Units, beginning of period	51,243	48,883	3,388	3,455	36,855	17,493
Units issued	283,999	189,272	17	343	3,953	21,351
Units redeemed	(287,544)	(186,912)	(2,714)	(410)	(9,146)	(1,989)

Units, end of period	47,698	51,243	691	3,388	31,662	36,855

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series I		Small Cap Index Trust Series NAV		Small Cap Opportunities Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$1,527	$1,249	$24,692	$27,491	$518	$118
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,527	1,249	24,692	27,491	518	118

Realized gains (losses) on investments:
Capital gain distributions received	10,092	9,781	150,007	196,549	10,468	5,688
Net realized gain (loss)	5,603	1,712	(8,373)	56,188	167	3,252

Realized gains (losses)	15,695	11,493	141,634	252,737	10,635	8,940

Unrealized appreciation (depreciation) during the period	6,552	(17,134)	211,318	(383,481)	9,929	(18,799)

Net increase (decrease) in net assets from operations	23,774	(4,392)	377,644	(103,253)	21,082	(9,741)

Changes from principal transactions:
Purchase payments	3,914	3,860	109,513	111,773	5,400	5,343
Transfers between sub-accounts and the company	13,231	(34,931)	208,514	336,404	(13)	38,424
Transfers on general account policy loans	35	1,346	23,606	(59,422)	(960)	567
Withdrawals	(27)	(4,809)	(757,292)	(254,768)	(7,565)	2
Annual contract fee	(4,681)	(5,765)	(105,706)	(93,700)	(5,000)	(5,476)

Net increase (decrease) in net assets from principal transactions	12,472	(40,299)	(521,365)	40,287	(8,138)	38,860

Total increase (decrease) in net assets	36,246	(44,691)	(143,721)	(62,966)	12,944	29,119
Net assets at beginning of period	114,711	159,402	2,527,808	2,590,774	112,855	83,736

Net assets at end of period	$150,957	$114,711	$2,384,087	$2,527,808	$125,799	$112,855

	2016	2015	2016	2015	2016	2015
Units, beginning of period	3,696	4,901	102,059	99,799	3,016	2,122
Units issued	1,287	115	17,110	30,231	88	1,930
Units redeemed	(962)	(1,320)	(39,626)	(27,971)	(290)	(1,036)

Units, end of period	4,021	3,696	79,543	102,059	2,814	3,016

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series NAV		Small Cap Value Trust Series I		Small Cap Value Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$6,802	$1,360	$687	$258	$9,474	$5,911
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	6,802	1,360	687	258	9,474	5,911

Realized gains (losses) on investments:
Capital gain distributions received	123,743	42,376	18,037	6,569	165,670	161,364
Net realized gain (loss)	(23,067)	14,053	(10,204)	(132)	1,062	14,668

Realized gains (losses)	100,676	56,429	7,833	6,437	166,732	176,032

Unrealized appreciation (depreciation) during the period	75,433	(113,147)	17,521	(8,321)	88,754	(199,428)

Net increase (decrease) in net assets from operations	182,911	(55,358)	26,041	(1,626)	264,960	(17,485)

Changes from principal transactions:
Purchase payments	59,630	52,088	1,500	250	130,937	104,838
Transfers between sub-accounts and the company	(663,581)	207,228	16,302	48,997	15,581	115,291
Transfers on general account policy loans	(1,847)	(7,692)	—	—	(7,868)	(7,446)
Withdrawals	(1,316)	(3,265)	7	7	(18,198)	(4,140)
Annual contract fee	(63,217)	(66,489)	(3,542)	(1,541)	(58,934)	(50,923)

Net increase (decrease) in net assets from principal transactions	(670,331)	181,870	14,267	47,713	61,518	157,620

Total increase (decrease) in net assets	(487,420)	126,512	40,308	46,087	326,478	140,135
Net assets at beginning of period	1,246,801	1,120,289	55,800	9,713	1,098,190	958,055

Net assets at end of period	$759,381	$1,246,801	$96,108	$55,800	$1,424,668	$1,098,190

	2016	2015	2016	2015	2016	2015
Units, beginning of period	67,624	57,654	2,300	395	16,083	13,847
Units issued	4,019	15,711	2,945	1,961	2,784	3,777
Units redeemed	(37,180)	(5,741)	(2,016)	(56)	(1,859)	(1,541)

Units, end of period	34,463	67,624	3,229	2,300	17,008	16,083

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Company Value Trust Series I		Small Company Value Trust Series NAV		Strategic Income Opportunities Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$1,399	$2,590	$9,919	$15,774	$3,513	$5,215
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,399	2,590	9,919	15,774	3,513	5,215

Realized gains (losses) on investments:
Capital gain distributions received	27,369	27,449	179,154	150,648	—	(1)
Net realized gain (loss)	8,646	39,672	3,372	17,521	2,150	(2,626)

Realized gains (losses)	36,015	67,121	182,526	168,169	2,150	(2,627)

Unrealized appreciation (depreciation) during the period	15,889	(80,307)	146,539	(243,665)	1,882	2,033

Net increase (decrease) in net assets from operations	53,303	(10,596)	338,984	(59,722)	7,545	4,621

Changes from principal transactions:
Purchase payments	14,196	15,206	60,405	39,588	5,467	10,373
Transfers between sub-accounts and the company	(9,526)	(15,259)	(1,412)	587,916	(65,034)	(82,882)
Transfers on general account policy loans	(4,694)	145	(708)	(2,014)	(5,100)	103
Withdrawals	(7,556)	(66,267)	(285)	(896)	(251)	(6,500)
Annual contract fee	(19,788)	(18,059)	(42,756)	(32,806)	(8,440)	(10,821)

Net increase (decrease) in net assets from principal transactions	(27,368)	(84,234)	15,244	591,788	(73,358)	(89,727)

Total increase (decrease) in net assets	25,935	(94,830)	354,228	532,066	(65,813)	(85,106)
Net assets at beginning of period	173,468	268,298	1,036,639	504,573	209,604	294,710

Net assets at end of period	$199,403	$173,468	$1,390,867	$1,036,639	$143,791	$209,604

	2016	2015	2016	2015	2016	2015
Units, beginning of period	4,602	6,719	48,089	22,117	8,019	11,412
Units issued	334	376	2,328	28,508	905	379
Units redeemed	(938)	(2,493)	(1,658)	(2,536)	(3,691)	(3,772)

Units, end of period	3,998	4,602	48,759	48,089	5,233	8,019

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series NAV		Total Bond Market Trust B Series NAV		Total Return Trust Series I
	2016	2015	2016	2015	2016	2015 (l)
Income:
Dividend distributions received	$42,480	$39,404	$19,051	$23,516	$—	$85,312
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	42,480	39,404	19,051	23,516	—	85,312

Realized gains (losses) on investments:
Capital gain distributions received	(6)	—	11	—	—	38,834
Net realized gain (loss)	(11,772)	33,623	(44)	(19,030)	—	(123,785)

Realized gains (losses)	(11,778)	33,623	(33)	(19,030)	—	(84,951)

Unrealized appreciation (depreciation) during the period	44,990	(14,088)	(5,081)	(15,996)	—	14,122

Net increase (decrease) in net assets from operations	75,692	58,939	13,937	(11,510)	—	14,483

Changes from principal transactions:
Purchase payments	167,547	145,398	75,272	48,997	—	18,870
Transfers between sub-accounts and the company	(865,142)	(1,711,635)	68,031	177,254	—	(689,724)
Transfers on general account policy loans	6,960	(21,667)	(9,620)	(1,637)	—	—
Withdrawals	(74,684)	(3,213)	(9,718)	(387)	—	(22,242)
Annual contract fee	(85,646)	(88,995)	(43,221)	(36,441)	—	(12,265)

Net increase (decrease) in net assets from principal transactions	(850,965)	(1,680,112)	80,744	187,786	—	(705,361)

Total increase (decrease) in net assets	(775,273)	(1,621,173)	94,681	176,276	—	(690,878)
Net assets at beginning of period	2,527,487	4,148,660	622,562	446,286	—	690,878

Net assets at end of period	$1,752,214	$2,527,487	$717,243	$622,562	$—	$—

	2016	2015	2016	2015	2016	2015
Units, beginning of period	130,343	216,653	26,275	18,892	—	23,015
Units issued	62,878	334,483	6,015	97,574	—	1,771
Units redeemed	(107,308)	(420,793)	(2,742)	(90,191)	—	(24,786)

Units, end of period	85,913	130,343	29,548	26,275	—	—

(l)

Terminated as an investment option and funds transferred to Core Bond Trust Series I on April 27, 2015. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Return Trust Series NAV		Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series NAV
	2016	2015 (m)	2016	2015	2016	2015
Income:
Dividend distributions received	$—	$173,323	$2,095	$1,603	$49,198	$27,144
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	—	173,323	2,095	1,603	49,198	27,144

Realized gains (losses) on investments:
Capital gain distributions received	—	78,894	2,330	3,445	51,501	53,812
Net realized gain (loss)	—	(277,425)	2,304	32,333	31,069	63,920

Realized gains (losses)	—	(198,531)	4,634	35,778	82,570	117,732

Unrealized appreciation (depreciation) during the period	—	57,025	9,787	(36,968)	248,843	(145,663)

Net increase (decrease) in net assets from operations	—	31,817	16,516	413	380,611	(787)

Changes from principal transactions:
Purchase payments	—	39,435	1,808	819	310,705	165,947
Transfers between sub-accounts and the company	—	(1,666,617)	23,054	(66,535)	276,056	1,433,026
Transfers on general account policy loans	—	(108,321)	—	—	13,142	(7,931)
Withdrawals	—	(450)	12	13	(35,860)	(15,002)
Annual contract fee	—	(32,907)	(4,709)	(4,535)	(150,627)	(102,508)

Net increase (decrease) in net assets from principal transactions	—	(1,768,860)	20,165	(70,238)	413,416	1,473,532

Total increase (decrease) in net assets	—	(1,737,043)	36,681	(69,825)	794,027	1,472,745
Net assets at beginning of period	—	1,737,043	117,346	187,171	2,747,338	1,274,593

Net assets at end of period	$—	$—	$154,027	$117,346	$3,541,365	$2,747,338

	2016	2015	2016	2015	2016	2015
Units, beginning of period	—	96,310	4,932	7,818	34,645	15,988
Units issued	—	13,368	1,041	42	7,438	22,760
Units redeemed	—	(109,678)	(212)	(2,928)	(2,343)	(4,103)

Units, end of period	—	—	5,761	4,932	39,740	34,645

(m)

Terminated as an investment option and funds transferred to Core Bond Trust Series NAV on April 27, 2015. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	U.S. Equity Trust Series I		U.S. Equity Trust Series NAV		Ultra Short Term Bond Trust Series I
	2016 (n)	2015	2016 (o)	2015	2016 (h)	2015
Income:
Dividend distributions received	$1,132	$419	$42,918	$14,162	$378	$—
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	1,132	419	42,918	14,162	378	—

Realized gains (losses) on investments:
Capital gain distributions received	10,853	—	406,980	—	—	—
Net realized gain (loss)	(6,739)	15,668	(270,428)	12,378	19	—

Realized gains (losses)	4,114	15,668	136,552	12,378	19	—

Unrealized appreciation (depreciation) during the period	(4,241)	(14,984)	(141,744)	(24,447)	(375)	—

Net increase (decrease) in net assets from operations	1,005	1,103	37,726	2,093	22	—

Changes from principal transactions:
Purchase payments	536	919	55,290	57,031	—	—
Transfers between sub-accounts and the company	(20,217)	3	(752,150)	(12,317)	24,667	—
Transfers on general account policy loans	3,377	15	(929)	(4,998)	—	—
Withdrawals	(3,374)	(49,265)	(6,038)	(5,036)	—	—
Annual contract fee	(2,341)	(3,441)	(31,169)	(35,236)	(433)	—

Net increase (decrease) in net assets from principal transactions	(22,019)	(51,769)	(734,996)	(556)	24,234	—

Total increase (decrease) in net assets	(21,014)	(50,666)	(697,270)	1,537	24,256	—
Net assets at beginning of period	21,014	71,680	697,270	695,733	—	—

Net assets at end of period	$—	$21,014	$—	$697,270	$24,256	$—

	2016	2015	2016	2015	2016	2015
Units, beginning of period	1,428	4,899	47,322	47,465	—	—
Units issued	30	42	6,161	4,029	6,639	—
Units redeemed	(1,458)	(3,513)	(53,483)	(4,172)	(4,237)	—

Units, end of period	—	1,428	—	47,322	2,402	—

(h)	Sub-account available in prior year but no activity.
(n)

Terminated as an investment option and funds transferred to 500 Index Fund B Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(o)

Terminated as an investment option and funds transferred to 500 Index Fund B Series NAV on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series NAV		Utilities Trust Series I		Utilities Trust Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$4,594	$1,362	$6,543	$3,445	$44,418	$47,947
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—	—	—

Net investment income (loss)	4,594	1,362	6,543	3,445	44,418	47,947

Realized gains (losses) on investments:
Capital gain distributions received	—	—	2,753	10,581	16,560	96,144
Net realized gain (loss)	(144)	(1,043)	(5,656)	2,074	3,275	(102,727)

Realized gains (losses)	(144)	(1,043)	(2,903)	12,655	19,835	(6,583)

Unrealized appreciation (depreciation) during the period	(1,837)	(297)	4,793	(32,582)	41,992	(299,898)

Net increase (decrease) in net assets from operations	2,613	22	8,433	(16,482)	106,245	(258,534)

Changes from principal transactions:
Purchase payments	33,774	17,076	2,116	3,037	104,793	113,300
Transfers between sub-accounts and the company	185,166	(24,031)	6,505	19,318	(44,028)	230,012
Transfers on general account policy loans	(342)	—	772	299	4,629	(5,101)
Withdrawals	(19,333)	—	10	19	(50,420)	(1,884)
Annual contract fee	(16,525)	(9,145)	(4,306)	(4,169)	(82,605)	(80,125)

Net increase (decrease) in net assets from principal transactions	182,740	(16,100)	5,097	18,504	(67,631)	256,202

Total increase (decrease) in net assets	185,353	(16,078)	13,530	2,022	38,614	(2,332)
Net assets at beginning of period	102,628	118,706	96,954	94,932	920,751	923,083

Net assets at end of period	$287,981	$102,628	$110,484	$96,954	$959,365	$920,751

	2016	2015	2016	2015	2016	2015
Units, beginning of period	10,190	11,787	3,048	2,544	36,163	30,892
Units issued	129,323	2,704	2,137	1,061	3,031	48,282
Units redeemed	(111,108)	(4,301)	(2,066)	(557)	(5,380)	(43,011)

Units, end of period	28,405	10,190	3,119	3,048	33,814	36,163

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Value Trust Series I		Value Trust Series NAV
	2016	2015	2016	2015
Income:
Dividend distributions received	$1,325	$1,291	$6,666	$4,893
Expenses:
Mortality and expense risk and administrative charges	—	—	—	—

Net investment income (loss)	1,325	1,291	6,666	4,893

Realized gains (losses) on investments:
Capital gain distributions received	15,889	30,033	76,034	92,138
Net realized gain (loss)	30,346	50,673	(18,949)	13,770

Realized gains (losses)	46,235	80,706	57,085	105,908

Unrealized appreciation (depreciation) during the period	(20,124)	(100,712)	62,964	(184,516)

Net increase (decrease) in net assets from operations	27,436	(18,715)	126,715	(73,715)

Changes from principal transactions:
Purchase payments	5,715	7,384	99,543	90,347
Transfers between sub-accounts and the company	(54,824)	11,978	(48,296)	198,258
Transfers on general account policy loans	1,877	540	(266)	(237)
Withdrawals	(29)	(89,477)	(41,432)	(63)
Annual contract fee	(5,500)	(6,637)	(40,223)	(35,525)

Net increase (decrease) in net assets from principal transactions	(52,761)	(76,212)	(30,674)	252,780

Total increase (decrease) in net assets	(25,325)	(94,927)	96,041	179,065
Net assets at beginning of period	217,906	312,833	792,056	612,991

Net assets at end of period	$192,581	$217,906	$888,097	$792,056

	2016	2015	2016	2015
Units, beginning of period	6,024	7,879	31,997	22,570
Units issued	2,895	207	15,389	11,604
Units redeemed	(4,320)	(2,062)	(16,399)	(2,177)

Units, end of period	4,599	6,024	30,987	31,997

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

1.	Organization

John Hancock Life Insurance Company of New York Separate Account B (the “Account”) is a separate account established by John Hancock Life Insurance Company of New York (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The Account consists of 103 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”), which in turn is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company which is an indirect, wholly owned subsidiary of Manulife Financial Corporation (““MFC””), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 2 classes of units to fund Contracts issued by the Company. These classes, Series I and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Equity-Income Trust Series I	Equity Income Trust Series I	05/02/2016
Equity-Income Trust Series NAV	Equity Income Trust Series NAV	05/02/2016

Funds transferred in 2016 are as follows:

Transferred from	Transferred to	Effective Date
Franklin Templeton Founding Allocation Trust Series I	Lifestyle Growth Trust PS Series I	10/21/2016
Franklin Templeton Founding Allocation Trust Series NAV	Lifestyle Growth Trust PS Series NAV	10/21/2016
International Core Trust Series I	International Value Trust Series I	10/21/2016
International Core Trust Series NAV	International Value Trust Series NAV	10/21/2016
Money Market Trust B Series NAV	Money-Market Trust Series NAV	04/29/2016
Real Return Bond Trust Series I	Bond Trust Series I	04/29/2016
Real Return Bond Trust Series NAV	Bond Trust Series NAV	04/29/2016
U.S. Equity Trust Series I	500 Index Fund B Series I	10/21/2016

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

1.	Organization (continued):

Transferred from	Transferred to	Effective Date
U.S. Equity Trust Series NAV	500 Index Fund B Series NAV	10/21/2016

Sub-accounts opened in 2016 are as follows:

Sub-accounts Opened	Effective Date
Money-Market Trust Series NAV	04/29/2016

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the FY 2010 and onward remains open subject to examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2016, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

5.	Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2016. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2016:

	Level 1	Level 2	Level 3	Total

Mutual Funds	$233,632,617	—	—	233,632,617

Total	$233,632,617	—	—	233,632,617

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2016 were as follows:

	Purchases	Sales
Sub-account
500 Index Fund B Series NAV	$7,505,902	$1,936,949
Active Bond Trust Series I	75,344	148,431
Active Bond Trust Series NAV	278,647	160,373
All Cap Core Trust Series I	10,610	32,274
All Cap Core Trust Series NAV	33,261	14,670
Alpha Opportunities Trust Series I	3,436	36,140
Alpha Opportunities Trust Series NAV	62,619	24,428
American Asset Allocation Trust Series I	1,081,796	153,265
American Global Growth Trust Series I	106,819	14,450
American Growth Trust Series I	1,103,914	302,989
American Growth-Income Trust Series I	893,903	568,708
American International Trust Series I	272,432	259,350
American New World Trust Series I	95,749	77,914
Blue Chip Growth Trust Series I	162,762	440,364
Blue Chip Growth Trust Series NAV	2,790,463	1,415,896
Bond Trust Series I	232,589	212,947
Bond Trust Series NAV	981,459	72,910
Capital Appreciation Trust Series I	70,032	19,260
Capital Appreciation Trust Series NAV	1,963,663	2,220,588
Capital Appreciation Value Trust Series I	55	28
Capital Appreciation Value Trust Series NAV	1,410,065	252,162
Core Bond Trust Series I	62,287	208,612
Core Bond Trust Series NAV	699,663	446,186
Core Strategy Trust Series NAV	1,249,749	388,477
Emerging Markets Value Trust Series I	131,203	129,324
Emerging Markets Value Trust Series NAV	993,239	1,208,696
Equity Income Trust Series I	159,203	190,119
Equity Income Trust Series NAV	1,131,618	735,594
Financial Industries Trust Series I	59,544	121,964
Financial Industries Trust Series NAV	47,667	80,394
Franklin Templeton Founding Allocation Trust Series I (g)	82	1,493
Franklin Templeton Founding Allocation Trust Series NAV (h)	649,598	3,388,593
Fundamental All Cap Core Trust Series I	2,766	5,975
Fundamental All Cap Core Trust Series NAV	269,508	40,174
Fundamental Large Cap Value Trust Series I	174,996	277,380
Fundamental Large Cap Value Trust Series NAV	611,824	599,479
Global Bond Trust Series I	29,165	11,551
Global Bond Trust Series NAV	123,476	144,599
Global Trust Series I	7,694	87,192
Global Trust Series NAV	167,409	123,506
Health Sciences Trust Series I	168,349	71,224
Health Sciences Trust Series NAV	879,198	343,619
High Yield Trust Series I	77,942	72,115
High Yield Trust Series NAV	7,522,097	6,299,097
International Core Trust Series I (e)	32,351	157,083
International Core Trust Series NAV (f)	456,916	1,435,803
International Equity Index Trust B Series I	44,468	45,811
International Equity Index Trust B Series NAV	791,989	988,006
International Growth Stock Trust Series I	7,895	15,936

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

6.	Purchases and Sales of Investments — (continued)

	Purchases	Sales
Sub-account
International Growth Stock Trust Series NAV	$310,015	$37,216
International Small Company Trust Series I	47,782	1,391
International Small Company Trust Series NAV	154,307	67,599
International Value Trust Series I	128,011	47,233
International Value Trust Series NAV	1,273,837	304,070
Investment Quality Bond Trust Series I	77,223	7,900
Investment Quality Bond Trust Series NAV	291,354	24,573
Lifestyle Aggressive MVP Series I	46,500	11,953
Lifestyle Aggressive MVP Series NAV	2,190,017	1,400,437
Lifestyle Aggressive Trust PS Series NAV	158,619	1,072
Lifestyle Balanced MVP Series I	342,442	223,293
Lifestyle Balanced MVP Series NAV	5,290,642	2,473,294
Lifestyle Balanced Trust PS Series NAV	664,283	114,344
Lifestyle Conservative MVP Series I	3,579	73,889
Lifestyle Conservative MVP Series NAV	607,155	367,615
Lifestyle Conservative Trust PS Series NAV	17,326	4,370
Lifestyle Growth MVP Series I	188,658	254,902
Lifestyle Growth MVP Series NAV	5,163,775	2,483,301
Lifestyle Growth Trust PS Series I	1,140	98
Lifestyle Growth Trust PS Series NAV	4,018,044	69,475
Lifestyle Moderate MVP Series I	48,194	116,123
Lifestyle Moderate MVP Series NAV	1,479,342	664,820
Lifestyle Moderate Trust PS Series NAV	341,369	29,906
M Capital Appreciation (a)	96,060	75,302
M International Equity (a)	149,448	42,746
M Large Cap Growth (a)	320,827	110,812
M Large Cap Value (a)	152,539	227,598
Mid Cap Index Trust Series I	101,449	45,112
Mid Cap Index Trust Series NAV	957,253	1,203,956
Mid Cap Stock Trust Series I	36,707	74,332
Mid Cap Stock Trust Series NAV	244,080	122,125
Mid Value Trust Series I	87,590	63,686
Mid Value Trust Series NAV	259,440	91,906
Money Market Trust B Series NAV (i)	5,351,375	10,549,839
Money Market Trust Series I	649,572	716,567
Money-Market Trust Series NAV	11,188,065	6,306,088
PIMCO All Asset (a)	75,433	861,577
Real Estate Securities Trust Series I	148,077	157,772
Real Estate Securities Trust Series NAV	215,128	209,374
Real Return Bond Trust Series I (c)	157,429	215,482
Real Return Bond Trust Series NAV (d)	12,415	1,042,328
Science & Technology Trust Series I	77,134	73,178
Science & Technology Trust Series NAV	804,215	371,125
Short Term Government Income Trust Series I	192,387	113,576
Short Term Government Income Trust Series NAV	3,104,735	3,132,802
Small Cap Growth Trust Series I	1,978	59,596
Small Cap Growth Trust Series NAV	211,160	270,298
Small Cap Index Trust Series I	51,391	27,299
Small Cap Index Trust Series NAV	610,816	957,484
Small Cap Opportunities Trust Series I	14,400	11,553
Small Cap Opportunities Trust Series NAV	208,119	747,905
Small Cap Value Trust Series I	86,881	53,890

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

6.	Purchases and Sales of Investments — (continued)

	Purchases	Sales
Sub-account
Small Cap Value Trust Series NAV $	374,828	$138,166
Small Company Value Trust Series I	41,752	40,351
Small Company Value Trust Series NAV	243,786	39,469
Strategic Income Opportunities Trust Series I	28,020	97,866
Strategic Income Opportunities Trust Series NAV	1,259,018	2,067,509
Total Bond Market Trust B Series NAV	166,998	67,197
Total Stock Market Index Trust Series I	29,842	5,253
Total Stock Market Index Trust Series NAV	705,408	191,290
U.S. Equity Trust Series I (a)	12,423	22,458
U.S. Equity Trust Series NAV (b)	540,673	825,772
Ultra Short Term Bond Trust Series I	67,389	42,778
Ultra Short Term Bond Trust Series NAV	1,313,139	1,125,804
Utilities Trust Series I	85,922	71,529
Utilities Trust Series NAV	143,358	150,008
Value Trust Series I	127,807	163,354
Value Trust Series NAV	479,793	427,771

(a)

Terminated as an investment option and funds transferred to 500 Index Fund B Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(b)

Terminated as an investment option and funds transferred to 500 Index Fund B Series NAV on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(c)

Terminated as an investment option and funds transferred to Bond Trust Series I on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(d)

Terminated as an investment option and funds transferred to Bond Trust Series NAV on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(e)

Terminated as an investment option and funds transferred to International Value Trust Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(f)

Terminated as an investment option and funds transferred to International Value Trust Series NAV on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(g)

Terminated as an investment option and funds transferred to Lifestyle Growth Trust PS Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(h)

Terminated as an investment option and funds transferred to Lifestyle Growth Trust PS Series NAV on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(i)	Terminated as an investment option and funds transferred to Money-Market Trust Series NAV on April 29, 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

6.	Purchases and Sales of Investments — (continued)

	Purchases	Sales
Sub-Account

The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
500 Index Fund B Series NAV	2016	360	$48.23 to $ 30.16	$16,841	0.00% to 0.00%	2.20%	11.64% to 11.64%
	2015	252	43.20 to 27.01	10,299	0.00 to 0.00	1.89	1.15 to 1.15
	2014	207	42.71 to 26.70	8,236	0.00 to 0.00	1.73	13.43 to 9.85
	2013	193	37.65 to 23.54	6,764	0.00 to 0.00	2.17	32.03 to 32.02
	2012	165	28.52 to 17.83	4,351	0.00 to 0.00	1.13	15.80 to 8.03

Active Bond Trust Series I	2016	13	22.78 to 22.78	287	0.00 to 0.00	3.29	4.34 to 4.34
	2015	16	21.84 to 21.84	354	0.00 to 0.00	5.02	0.17 to 0.17
	2014	18	21.80 to 21.80	394	0.00 to 0.00	3.68	6.82 to 6.82
	2013	15	20.41 to 20.41	315	0.00 to 0.00	6.44	0.24 to 0.24
	2012	13	20.36 to 20.36	268	0.00 to 0.00	4.20	9.71 to 9.71

Active Bond Trust Series NAV	2016	14	74.36 to 74.36	1,077	0.00 to 0.00	3.76	4.50 to 4.50
	2015	13	71.15 to 71.15	954	0.00 to 0.00	5.60	0.12 to 0.12
	2014	9	71.07 to 71.07	653	0.00 to 0.00	3.64	6.97 to 2.79
	2013	10	66.44 to 66.44	654	0.00 to 0.00	5.99	0.19 to 0.19
	2012	9	66.31 to 66.31	610	0.00 to 0.00	5.15	9.76 to 5.32

All Cap Core Trust Series I	2016	16	19.31 to 19.31	300	0.00 to 0.00	1.79	10.56 to 10.56
	2015	17	17.47 to 17.47	296	0.00 to 0.00	0.96	2.59 to 2.59
	2014	17	17.03 to 17.03	293	0.00 to 0.00	0.92	9.65 to 9.65
	2013	19	15.53 to 15.53	299	0.00 to 0.00	1.34	34.31 to 34.31
	2012	37	11.56 to 11.56	429	0.00 to 0.00	1.15	16.57 to 16.57

All Cap Core Trust Series NAV	2016	6	22.97 to 22.97	140	0.00 to 0.00	1.98	10.65 to 10.65
	2015	5	20.76 to 20.76	111	0.00 to 0.00	1.10	2.64 to 2.64
	2014	5	20.23 to 20.23	94	0.00 to 0.00	1.02	9.68 to 7.59
	2013	4	18.44 to 18.44	83	0.00 to 0.00	1.38	34.44 to 34.44
	2012	4	13.72 to 13.72	55	0.00 to 0.00	0.24	16.62 to 10.44

Alpha Opportunities Trust Series I	2016	0	24.34 to 24.34	5	0.00 to 0.00	1.46	5.71 to 5.71
	2015	2	23.02 to 23.02	40	0.00 to 0.00	0.66	0.00 to 0.00

Alpha Opportunities Trust Series NAV	2016	6	25.76 to 25.76	160	0.00 to 0.00	1.96	5.75 to 5.75
	2015	5	24.36 to 24.36	133	0.00 to 0.00	0.71	(0.03) to (0.03)
	2014	5	24.37 to 24.37	124	0.00 to 0.00	0.67	8.12 to 6.15
	2013	4	22.54 to 22.54	93	0.00 to 0.00	0.92	35.58 to 35.58
	2012	3	16.63 to 16.63	49	0.00 to 0.00	0.12	21.38 to 9.62

American Asset Allocation Trust Series I	2016	185	16.76 to 16.76	3,107	0.00 to 0.00	1.48	8.99 to 8.99
	2015	151	15.38 to 15.38	2,326	0.00 to 0.00	2.26	1.06 to 1.06
	2014	138	15.22 to 15.22	2,101	0.00 to 0.00	1.80	5.05 to 3.82
	2013	104	14.49 to 14.49	1,506	0.00 to 0.00	1.24	23.30 to 23.30
	2012	88	11.75 to 11.75	1,032	0.00 to 0.00	1.94	15.77 to 8.80

American Global Growth Trust Series I	2016	17	15.70 to 15.70	267	0.00 to 0.00	1.08	0.29 to 0.29
	2015	13	15.66 to 15.66	205	0.00 to 0.00	2.12	6.64 to 6.64
	2014	9	14.68 to 14.68	131	0.00 to 0.00	0.90	3.55 to 1.97
	2013	6	14.40 to 14.40	82	0.00 to 0.00	1.04	28.63 to 28.63
	2012	4	11.19 to 11.19	39	0.00 to 0.00	0.54	22.12 to 13.48

American Growth Trust Series I	2016	102	37.01 to 24.58	2,672	0.00 to 0.00	0.41	9.08 to 9.07
	2015	100	33.93 to 22.54	2,411	0.00 to 0.00	0.25	6.44 to 6.44
	2014	101	31.88 to 21.17	2,281	0.00 to 0.00	0.79	8.14 to 7.90
	2013	117	29.48 to 19.58	2,499	0.00 to 0.00	0.57	29.61 to 29.61
	2012	117	22.75 to 15.11	1,952	0.00 to 0.00	0.38	17.49 to 8.11

American Growth-Income Trust Series I	2016	95	33.49 to 22.44	2,394	0.00 to 0.00	1.60	11.10 to 11.10
	2015	107	30.14 to 20.19	2,405	0.00 to 0.00	1.25	1.11 to 1.11
	2014	138	29.81 to 19.97	3,002	0.00 to 0.00	0.93	10.25 to 7.27
	2013	142	27.04 to 18.11	2,798	0.00 to 0.00	1.02	33.02 to 33.01
	2012	144	20.33 to 13.62	2,131	0.00 to 0.00	2.01	17.16 to 10.27

American International Trust Series I	2016	83	31.58 to 17.94	1,603	0.00 to 0.00	1.00	3.12 to 3.12
	2015	80	30.63 to 17.40	1,548	0.00 to 0.00	1.43	(4.82) to (4.82)
	2014	62	32.18 to 18.28	1,281	0.00 to 0.00	0.98	(3.05) to (4.20)
	2013	82	33.19 to 18.85	1,723	0.00 to 0.00	1.03	21.20 to 21.20
	2012	81	27.39 to 15.55	1,427	0.00 to 0.00	1.06	17.50 to 13.22

American New World Trust Series I	2016	24	16.23 to 16.23	391	0.00 to 0.00	0.38	4.93 to 4.93
	2015	24	15.47 to 15.47	368	0.00 to 0.00	1.69	(3.66) to (3.66)
	2014	22	16.05 to 16.05	351	0.00 to 0.00	0.86	(8.21) to (8.64)
	2013	20	17.49 to 17.49	345	0.00 to 0.00	1.22	10.89 to 10.89
	2012	14	15.77 to 15.77	219	0.00 to 0.00	0.64	17.37 to 12.53

Blue Chip Growth Trust Series I	2016	27	26.67 to 26.67	722	0.00 to 0.00	0.01	0.81 to 0.81
	2015	43	26.46 to 26.46	1,140	0.00 to 0.00	0.00	11.06 to 11.06
	2014	45	23.82 to 23.82	1,067	0.00 to 0.00	0.00	9.07 to 9.07
	2013	46	21.84 to 21.84	1,002	0.00 to 0.00	0.28	41.33 to 41.33
	2012	44	15.46 to 15.46	686	0.00 to 0.00	0.09	18.31 to 18.31

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Blue Chip Growth Trust Series NAV	2016		52	$137.04 to $ 137.04	$7,175	0.00% to 0.00%	0.06%	0.85% to 0.85%
	2015		51	135.88 to 135.88	6,938	0.00 to 0.00	0.00	11.13 to 11.13
	2014		29	122.28 to 122.28	3,576	0.00 to 0.00	0.00	11.16 to 9.11
	2013		25	112.07 to 112.07	2,796	0.00 to 0.00	0.32	41.43 to 41.43
	2012		37	79.24 to 79.24	2,896	0.00 to 0.00	0.13	18.39 to 5.30

Bond Trust Series I	2016		2	11.52 to 11.52	21	0.00 to 0.00	1.85	3.06 to 3.06
	2014		2	11.16 to 11.16	24	0.00 to 0.00	3.73	5.53 to 5.53
	2012		2	10.72 to 10.72	21	0.00 to 0.00	3.38	6.34 to 6.34

Bond Trust Series NAV	2016		98	11.56 to 11.56	1,137	0.00 to 0.00	3.93	3.19 to 3.19
	2015		23	11.20 to 11.20	255	0.00 to 0.00	2.87	0.30 to 0.30
	2014		41	11.17 to 11.17	453	0.00 to 0.00	2.95	5.59 to 2.50
	2013		17	10.58 to 10.58	185	0.00 to 0.00	2.99	(1.32) to (1.32)
	2012		18	10.72 to 10.72	198	0.00 to 0.00	2.96	6.31 to 2.99

Capital Appreciation Trust Series I	2016		12	27.32 to 27.32	323	0.00 to 0.00	0.00	(1.08) to (1.08)
	2015		12	27.61 to 27.61	329	0.00 to 0.00	0.00	11.45 to 11.45
	2014		14	24.78 to 24.78	349	0.00 to 0.00	0.05	9.65 to 9.65
	2013		15	22.60 to 22.60	343	0.00 to 0.00	0.24	37.41 to 37.41
	2012		22	16.44 to 16.44	358	0.00 to 0.00	0.16	15.98 to 15.98

Capital Appreciation Trust Series NAV	2016		124	26.84 to 26.84	3,318	0.00 to 0.00	0.01	(1.00) to (1.00)
	2015		154	27.11 to 27.11	4,175	0.00 to 0.00	0.02	11.47 to 11.47
	2014		182	24.32 to 24.32	4,417	0.00 to 0.00	0.08	11.81 to 9.68
	2013		216	22.17 to 22.17	4,798	0.00 to 0.00	0.26	37.50 to 37.50
	2012		224	16.13 to 16.13	3,613	0.00 to 0.00	0.24	16.03 to 3.07

Capital Appreciation Value Trust Series I	2016		0	19.90 to 19.90	1	0.00 to 0.00	1.33	8.12 to 8.12
	2015		0	18.41 to 18.41	0	0.00 to 0.00	1.10	5.28 to 5.28
	2014		0	17.48 to 17.48	1	0.00 to 0.00	5.47	12.22 to 12.22

Capital Appreciation Value Trust Series NAV	2016		149	19.97 to 19.97	2,966	0.00 to 0.00	1.66	8.19 to 8.19
	2015		104	18.46 to 18.46	1,928	0.00 to 0.00	1.27	5.27 to 5.27
	2014		89	17.54 to 17.54	1,562	0.00 to 0.00	1.69	12.38 to 7.58
	2013		71	15.60 to 15.60	1,110	0.00 to 0.00	1.39	22.29 to 22.29
	2012		66	12.76 to 12.76	840	0.00 to 0.00	1.68	14.77 to 7.74

Core Bond Trust Series I	2016		31	20.87 to 20.87	651	0.00 to 0.00	1.89	2.74 to 2.74
	2015		39	20.31 to 20.31	788	0.00 to 0.00	2.22	0.31 to 0.31
	2014		7	20.25 to 20.25	141	0.00 to 0.00	2.93	5.93 to 5.93
	2013		7	19.11 to 19.11	136	0.00 to 0.00	2.13	(2.15) to (2.15)
	2012		7	19.53 to 19.53	141	0.00 to 0.00	2.67	6.46 to 6.46

Core Bond Trust Series NAV	2016		141	16.76 to 16.76	2,357	0.00 to 0.00	2.12	2.73 to 2.73
	2015		128	16.32 to 16.32	2,095	0.00 to 0.00	2.29	0.36 to 0.36
	2014		27	16.26 to 16.26	437	0.00 to 0.00	2.82	6.01 to 2.87
	2013		33	15.34 to 15.34	503	0.00 to 0.00	2.25	(2.12) to (2.12)
	2012		30	15.67 to 15.67	470	0.00 to 0.00	1.81	6.54 to 3.76

Core Strategy Trust Series NAV	2016		507	15.78 to 15.78	8,001	0.00 to 0.00	2.19	7.16 to 7.16
	2015		482	14.73 to 14.73	7,097	0.00 to 0.00	2.41	(0.06) to (0.06)
	2014		449	14.73 to 14.73	6,620	0.00 to 0.00	2.63	6.14 to 3.30
	2013		406	13.88 to 13.88	5,637	0.00 to 0.00	1.15	19.29 to 19.29
	2012		222	11.64 to 11.64	2,580	0.00 to 0.00	2.47	12.58 to 7.54

Emerging Markets Value Trust Series I	2016		4	13.47 to 13.47	49	0.00 to 0.00	5.49	18.00 to 18.00
	2015		4	11.41 to 11.41	43	0.00 to 0.00	2.40	(19.07) to (19.07)
	2014		0	14.10 to 14.10	5	0.00 to 0.00	1.85	(5.50) to (5.50)
	2013		0	14.93 to 14.93	6	0.00 to 0.00	1.28	(3.22) to (3.22)
	2012		0	15.42 to 15.42	7	0.00 to 0.00	0.83	18.53 to 18.53

Emerging Markets Value Trust Series NAV	2016		69	10.83 to 10.83	746	0.00 to 0.00	2.52	18.09 to 18.09
	2015		84	9.17 to 9.17	766	0.00 to 0.00	1.54	(19.05) to (19.05)
	2014		229	11.32 to 11.32	2,590	0.00 to 0.00	1.85	(5.37) to (7.51)
	2013		247	11.97 to 11.97	2,956	0.00 to 0.00	1.35	(3.18) to (3.18)
	2012		240	12.36 to 12.36	2,970	0.00 to 0.00	1.20	18.49 to 14.09

Equity Income Trust Series I	2016	(f)	17	30.83 to 30.83	518	0.00 to 0.00	2.24	19.12 to 19.12
	2015		20	25.88 to 25.88	517	0.00 to 0.00	1.86	(6.75) to (6.75)
	2014		23	27.75 to 27.75	630	0.00 to 0.00	1.69	7.47 to 7.47
	2013		31	25.82 to 25.82	806	0.00 to 0.00	1.85	30.04 to 30.04
	2012		35	19.86 to 19.86	698	0.00 to 0.00	2.12	17.36 to 17.36

Equity Income Trust Series NAV	2016	(g)	103	51.00 to 51.00	5,239	0.00 to 0.00	2.32	19.18 to 19.18
	2015		106	42.79 to 42.79	4,555	0.00 to 0.00	1.74	(6.66) to (6.66)
	2014		146	45.85 to 45.85	6,715	0.00 to 0.00	1.82	7.55 to 4.38
	2013		162	42.63 to 42.63	6,921	0.00 to 0.00	2.00	30.05 to 30.05
	2012		184	32.78 to 32.78	6,016	0.00 to 0.00	2.46	17.47 to 10.80

Financial Industries Trust Series I	2016		4	27.49 to 27.49	104	0.00 to 0.00	1.28	19.37 to 19.37
	2015		7	23.03 to 23.03	150	0.00 to 0.00	1.00	(2.65) to (2.65)
	2014		6	23.65 to 23.65	141	0.00 to 0.00	0.70	8.65 to 8.65

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Financial Industries Trust Series I	2013		7	$21.77 to $ 21.77	$142	0.00% to 0.00%	0.65%	30.75% to 30.75%
	2012		7	16.65 to 16.65	111	0.00 to 0.00	0.80	18.05 to 18.05

Financial Industries Trust Series NAV	2016		16	33.13 to 33.13	540	0.00 to 0.00	1.54	19.47 to 19.47
	2015		18	27.73 to 27.73	491	0.00 to 0.00	1.08	(2.58) to (2.58)
	2014		17	28.46 to 28.46	488	0.00 to 0.00	0.78	8.64 to 6.56
	2013		17	26.20 to 26.20	447	0.00 to 0.00	0.74	30.86 to 30.86
	2012		16	20.02 to 20.02	312	0.00 to 0.00	0.68	18.03 to 8.06

Franklin Templeton Founding Allocation Trust Series I	2016	(o)	0	14.76 to 14.76	0	0.00 to 0.00	2.32	7.99 to 7.99
	2015		0	13.67 to 13.67	1	0.00 to 0.00	2.45	(5.80) to (5.80)
	2014		0	14.51 to 14.51	2	0.00 to 0.00	2.94	3.01 to 3.01
	2013		0	14.09 to 14.09	2	0.00 to 0.00	21.24	24.43 to 24.43
	2012		0	11.32 to 11.32	0	0.00 to 0.00	0.00	16.26 to 16.26

Franklin Templeton Founding Allocation Trust Series NAV	2016	(p)	0	14.82 to 14.82	0	0.00 to 0.00	2.94	8.09 to 8.09
	2015		200	13.71 to 13.71	2,743	0.00 to 0.00	3.11	(5.75) to (5.75)
	2014		168	14.55 to 14.55	2,450	0.00 to 0.00	3.55	3.06 to (1.98)
	2013		134	14.12 to 14.12	1,891	0.00 to 0.00	2.82	24.51 to 24.51
	2012		107	11.34 to 11.34	1,216	0.00 to 0.00	4.11	16.33 to 12.32

Fundamental All Cap Core Trust Series I	2016		0	41.10 to 41.10	1	0.00 to 0.00	0.61	8.34 to 8.34
	2015		0	37.93 to 37.93	4	0.00 to 0.00	0.00	4.01 to 4.01
	2014		1	36.47 to 36.47	39	0.00 to 0.00	0.41	9.75 to 9.75
	2013		1	33.23 to 33.23	35	0.00 to 0.00	0.34	35.88 to 35.88
	2012		0	24.46 to 24.46	0	0.00 to 0.00	0.47	23.52 to 23.52

Fundamental All Cap Core Trust Series NAV	2016		26	24.44 to 24.44	623	0.00 to 0.00	0.73	8.40 to 8.40
	2015		18	22.55 to 22.55	414	0.00 to 0.00	0.00	4.09 to 4.09
	2014		16	21.66 to 21.66	352	0.00 to 0.00	0.44	11.86 to 9.81
	2013		27	19.73 to 19.73	531	0.00 to 0.00	1.14	35.87 to 35.87
	2012		12	14.52 to 14.52	173	0.00 to 0.00	0.35	23.67 to 15.03

Fundamental Large Cap Value Trust Series I	2016		25	30.90 to 30.90	765	0.00 to 0.00	2.06	10.17 to 10.17
	2015		29	28.05 to 28.05	801	0.00 to 0.00	1.02	(1.11) to (1.11)
	2014		32	28.36 to 28.36	900	0.00 to 0.00	1.59	10.61 to 10.61
	2013		5	25.64 to 25.64	135	0.00 to 0.00	0.00	32.41 to 32.41

Fundamental Large Cap Value Trust Series NAV	2016		109	21.77 to 21.77	2,375	0.00 to 0.00	2.34	10.21 to 10.21
	2015		111	19.75 to 19.75	2,187	0.00 to 0.00	1.13	(1.06) to (1.06)
	2014		105	19.96 to 19.96	2,105	0.00 to 0.00	0.87	10.66 to 7.82
	2013		69	18.04 to 18.04	1,252	0.00 to 0.00	1.49	32.46 to 32.46
	2012		3	13.62 to 13.62	35	0.00 to 0.00	2.01	24.48 to 16.71

Global Bond Trust Series I	2016		11	21.44 to 21.44	230	0.00 to 0.00	0.00	3.05 to 3.05
	2015		10	20.80 to 20.80	207	0.00 to 0.00	2.60	(3.50) to (3.50)
	2014		8	21.56 to 21.56	180	0.00 to 0.00	0.98	2.28 to 2.28
	2013		8	21.08 to 21.08	170	0.00 to 0.00	0.42	(5.42) to (5.42)
	2012		11	22.28 to 22.28	235	0.00 to 0.00	6.83	7.03 to 7.03

Global Bond Trust Series NAV	2016		31	30.66 to 30.66	953	0.00 to 0.00	0.00	3.15 to 3.15
	2015		32	29.73 to 29.73	946	0.00 to 0.00	2.69	(3.51) to (3.51)
	2014		33	30.81 to 30.81	1,021	0.00 to 0.00	1.05	2.42 to (1.88)
	2013		31	30.08 to 30.08	921	0.00 to 0.00	0.34	(5.54) to (5.54)
	2012		56	31.84 to 31.84	1,783	0.00 to 0.00	8.14	7.15 to 4.53

Global Trust Series I	2016		5	19.36 to 19.36	104	0.00 to 0.00	4.15	9.47 to 9.47
	2015		10	17.68 to 17.68	184	0.00 to 0.00	1.86	(6.42) to (6.42)
	2014		11	18.89 to 18.89	216	0.00 to 0.00	3.82	(2.60) to (2.60)
	2013		5	19.40 to 19.40	103	0.00 to 0.00	0.27	31.08 to 31.08
	2012		65	14.80 to 14.80	957	0.00 to 0.00	2.18	21.75 to 21.75

Global Trust Series NAV	2016		66	17.70 to 17.70	1,168	0.00 to 0.00	4.69	9.46 to 9.46
	2015		66	16.17 to 16.17	1,073	0.00 to 0.00	1.97	(6.33) to (6.33)
	2014		67	17.26 to 17.26	1,165	0.00 to 0.00	7.93	(2.51) to (6.31)
	2013		7	17.70 to 17.70	130	0.00 to 0.00	1.77	31.04 to 31.04
	2012		5	13.51 to 13.51	69	0.00 to 0.00	2.10	21.82 to 18.78

Health Sciences Trust Series I	2016		5	69.59 to 69.59	330	0.00 to 0.00	0.07	(10.57) to (10.57)
	2015		4	77.81 to 77.81	346	0.00 to 0.00	0.00	12.69 to 12.69
	2014		5	69.05 to 69.05	349	0.00 to 0.00	0.00	31.83 to 31.83
	2013		6	52.38 to 52.38	293	0.00 to 0.00	0.00	51.07 to 51.07
	2012		6	34.67 to 34.67	210	0.00 to 0.00	0.00	31.95 to 31.95

Health Sciences Trust Series NAV	2016		40	54.28 to 54.28	2,180	0.00 to 0.00	0.10	(10.54) to (10.54)
	2015		40	60.67 to 60.67	2,419	0.00 to 0.00	0.00	12.76 to 12.76
	2014		18	53.81 to 53.81	965	0.00 to 0.00	0.00	31.85 to 25.97
	2013		20	40.81 to 40.81	833	0.00 to 0.00	0.00	51.24 to 51.24
	2012		16	26.99 to 26.99	434	0.00 to 0.00	0.00	31.93 to 12.19

High Yield Trust Series I	2016		13	23.80 to 23.80	313	0.00 to 0.00	7.09	16.27 to 16.27
	2015		14	20.47 to 20.47	285	0.00 to 0.00	7.50	(8.31) to (8.31)
	2014		14	22.32 to 22.32	309	0.00 to 0.00	7.16	0.12 to 0.12
	2013		10	22.30 to 22.30	230	0.00 to 0.00	6.83	8.53 to 8.53

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
High Yield Trust Series I	2012		11	$20.54 to $20.54	$235	0.00% to 0.00%	7.93%	18.98% to 18.98%

High Yield Trust Series NAV	2016		132	22.57 to 22.57	2,982	0.00 to 0.00	8.21	16.56 to 16.56
	2015		79	19.36 to 19.36	1,524	0.00 to 0.00	7.51	(8.38) to (8.38)
	2014		78	21.14 to 21.14	1,652	0.00 to 0.00	6.91	0.00 to (3.67)
	2013		74	21.14 to 21.14	1,571	0.00 to 0.00	3.08	8.68 to 8.68
	2012		300	19.45 to 19.45	5,836	0.00 to 0.00	9.08	19.07 to 9.73

International Core Trust Series I	2016	(m)	0	14.48 to 14.48	0	0.00 to 0.00	24.24	1.23 to 1.23
	2015		10	14.30 to 14.30	148	0.00 to 0.00	3.22	(5.45) to (5.45)
	2014		9	15.13 to 15.13	129	0.00 to 0.00	4.23	(6.70) to (6.70)
	2013		5	16.21 to 16.21	78	0.00 to 0.00	2.80	24.99 to 24.99
	2012		6	12.97 to 12.97	80	0.00 to 0.00	2.96	15.05 to 15.05

International Core Trust Series NAV	2016	(n)	0	15.40 to 15.40	0	0.00 to 0.00	24.61	1.25 to 1.25
	2015		78	15.21 to 15.21	1,192	0.00 to 0.00	3.16	(5.32) to (5.32)
	2014		44	16.07 to 16.07	712	0.00 to 0.00	4.71	(6.76) to (11.03)
	2013		22	17.23 to 17.23	374	0.00 to 0.00	3.16	25.13 to 25.13
	2012		41	13.77 to 13.77	559	0.00 to 0.00	3.11	16.10 to 15.16

International Equity Index Trust B Series I	2016		19	11.39 to 11.39	217	0.00 to 0.00	2.75	4.45 to 4.45
	2015		20	10.90 to 10.90	217	0.00 to 0.00	2.38	(5.91) to (5.91)
	2014		21	11.58 to 11.58	239	0.00 to 0.00	3.03	(4.61) to (4.61)
	2013		23	12.14 to 12.14	279	0.00 to 0.00	2.50	14.56 to 14.56
	2012		25	10.60 to 10.60	262	0.00 to 0.00	6.95	6.02 to 6.02

International Equity Index Trust B Series NAV	2016		135	44.68 to 44.68	6,025	0.00 to 0.00	2.68	4.43 to 4.43
	2015		143	42.78 to 42.78	6,099	0.00 to 0.00	2.85	(5.80) to (5.80)
	2014		84	45.42 to 45.42	3,809	0.00 to 0.00	2.94	(4.57) to (7.23)
	2013		98	47.59 to 47.59	4,652	0.00 to 0.00	2.52	14.54 to 14.54
	2012		102	41.55 to 41.55	4,222	0.00 to 0.00	1.30	17.76 to 15.48

International Growth Stock Trust Series I	2016		12	11.98 to 11.98	143	0.00 to 0.00	1.76	(1.31) to (1.31)
	2015		13	12.14 to 12.14	156	0.00 to 0.00	1.74	(2.27) to (2.27)
	2014		12	12.42 to 12.42	155	0.00 to 0.00	1.73	0.20 to 0.20
	2013		17	12.40 to 12.40	210	0.00 to 0.00	1.25	19.10 to 19.10
	2012		16	10.41 to 10.41	169	0.00 to 0.00	4.01	4.08 to 4.08

International Growth Stock Trust Series NAV	2016		62	12.01 to 12.01	746	0.00 to 0.00	2.05	(1.19) to (1.19)
	2015		41	12.16 to 12.16	493	0.00 to 0.00	1.82	(2.23) to (2.23)
	2014		37	12.43 to 12.43	463	0.00 to 0.00	1.72	0.19 to (2.81)
	2013		52	12.41 to 12.41	639	0.00 to 0.00	1.23	19.18 to 19.18
	2012		54	10.41 to 10.41	557	0.00 to 0.00	4.25	4.12 to 4.12

International Small Company Trust Series I	2016		5	15.83 to 15.83	82	0.00 to 0.00	1.86	4.90 to 4.90
	2015		2	15.09 to 15.09	35	0.00 to 0.00	1.78	6.54 to 6.54
	2014		3	14.17 to 14.17	38	0.00 to 0.00	1.19	(6.89) to (6.89)
	2013		3	15.22 to 15.22	50	0.00 to 0.00	1.89	26.34 to 26.34
	2012		3	12.04 to 12.04	42	0.00 to 0.00	1.26	19.20 to 19.20

International Small Company Trust Series NAV	2016		69	15.89 to 15.89	1,100	0.00 to 0.00	2.05	4.95 to 4.95
	2015		65	15.14 to 15.14	985	0.00 to 0.00	1.85	6.68 to 6.68
	2014		45	14.19 to 14.19	640	0.00 to 0.00	1.56	(6.85) to (10.48)
	2013		31	15.23 to 15.23	465	0.00 to 0.00	2.04	26.30 to 26.30
	2012		27	12.06 to 12.06	325	0.00 to 0.00	0.93	19.23 to 12.82

International Value Trust Series I	2016		13	24.78 to 24.78	318	0.00 to 0.00	2.67	12.24 to 12.24
	2015		10	22.08 to 22.08	215	0.00 to 0.00	1.72	(7.81) to (7.81)
	2014		11	23.95 to 23.95	253	0.00 to 0.00	2.73	(12.51) to (12.51)
	2013		12	27.37 to 27.37	331	0.00 to 0.00	0.79	26.15 to 26.15
	2012		48	21.70 to 21.70	1,038	0.00 to 0.00	2.76	19.38 to 19.38

International Value Trust Series NAV	2016		100	15.99 to 15.99	1,596	0.00 to 0.00	4.13	12.20 to 12.20
	2015		40	14.25 to 14.25	576	0.00 to 0.00	1.80	(7.72) to (7.72)
	2014		57	15.44 to 15.44	877	0.00 to 0.00	3.29	(12.47) to (14.40)
	2013		24	17.64 to 17.64	429	0.00 to 0.00	1.95	26.21 to 26.21
	2012		20	13.98 to 13.98	285	0.00 to 0.00	2.82	19.59 to 19.36

Investment Quality Bond Trust Series I	2016		13	23.86 to 23.86	307	0.00 to 0.00	2.39	4.29 to 4.29
	2015		10	22.88 to 22.88	236	0.00 to 0.00	1.86	(0.82) to (0.82)
	2014		12	23.06 to 23.06	286	0.00 to 0.00	3.24	5.47 to 5.47
	2013		10	21.87 to 21.87	222	0.00 to 0.00	3.90	(1.92) to (1.92)
	2012		10	22.29 to 22.29	218	0.00 to 0.00	1.92	7.59 to 7.59

Investment Quality Bond Trust Series NAV	2016		32	16.55 to 16.55	521	0.00 to 0.00	2.49	4.26 to 4.26
	2015		16	15.87 to 15.87	253	0.00 to 0.00	1.72	(0.68) to (0.68)
	2014		20	15.98 to 15.98	316	0.00 to 0.00	4.08	5.54 to 2.04
	2013		10	15.14 to 15.14	157	0.00 to 0.00	0.41	(1.88) to (1.88)
	2012		158	15.43 to 15.43	2,439	0.00 to 0.00	3.52	7.66 to 4.09

Lifestyle Aggressive MVP Series I	2016		23	19.61 to 19.61	454	0.00 to 0.00	1.76	1.95 to 1.95
	2015		22	19.23 to 19.23	421	0.00 to 0.00	1.38	(5.85) to (5.85)
	2014		32	20.43 to 20.43	654	0.00 to 0.00	2.92	1.40 to 1.40
	2013		30	20.14 to 20.14	607	0.00 to 0.00	2.58	26.72 to 26.72

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Lifestyle Aggressive MVP Series I	2012		28	$15.90 to $15.90	$452	0.00% to 0.00%	1.50%	16.61% to 16.61%

Lifestyle Aggressive MVP Series NAV	2016		700	17.93 to 17.93	12,546	0.00 to 0.00	1.77	1.89 to 1.89
	2015		673	17.59 to 17.59	11,834	0.00 to 0.00	2.23	(5.79) to (5.79)
	2014		578	18.67 to 18.67	10,794	0.00 to 0.00	3.04	1.54 to 0.53
	2013		532	18.39 to 18.39	9,781	0.00 to 0.00	2.74	26.77 to 26.77
	2012		569	14.51 to 14.51	8,248	0.00 to 0.00	1.68	16.67 to 9.51

Lifestyle Aggressive Trust PS Series NAV	2016		14	11.65 to 11.65	161	0.00 to 0.00	11.95	9.59 to 9.59
	2015		0	10.63 to 10.63	1	0.00 to 0.00	2.01	(1.51) to (1.51)
	2014		0	10.80 to 10.80	1	0.00 to 0.00	3.98	5.46 to 5.46

Lifestyle Balanced MVP Series I	2016		206	23.98 to 23.98	4,948	0.00 to 0.00	2.10	4.80 to 4.80
	2015		215	22.88 to 22.88	4,907	0.00 to 0.00	2.42	(2.25) to (2.25)
	2014		220	23.40 to 23.40	5,157	0.00 to 0.00	2.87	4.29 to 4.29
	2013		225	22.44 to 22.44	5,048	0.00 to 0.00	2.86	12.79 to 12.79
	2012		231	19.90 to 19.90	4,592	0.00 to 0.00	2.28	11.87 to 11.87

Lifestyle Balanced MVP Series NAV	2016		1,973	18.02 to 18.02	35,568	0.00 to 0.00	2.21	4.91 to 4.91
	2015		1,939	17.18 to 17.18	33,314	0.00 to 0.00	2.63	(2.20) to (2.20)
	2014		1,770	17.57 to 17.57	31,088	0.00 to 0.00	3.14	4.25 to 1.81
	2013		1,553	16.85 to 16.85	26,170	0.00 to 0.00	3.07	12.89 to 12.89
	2012		1,423	14.93 to 14.93	21,243	0.00 to 0.00	2.62	11.90 to 6.76

Lifestyle Balanced Trust PS Series NAV	2016		101	11.39 to 11.39	1,148	0.00 to 0.00	3.27	6.17 to 6.17
	2015		56	10.73 to 10.73	600	0.00 to 0.00	3.19	0.10 to 0.10
	2014		27	10.72 to 10.72	293	0.00 to 0.00	10.52	5.94 to 5.94

Lifestyle Conservative MVP Series I	2016		3	24.15 to 24.15	64	0.00 to 0.00	2.06	4.58 to 4.58
	2015		6	23.10 to 23.10	135	0.00 to 0.00	2.49	0.05 to 0.05
	2014		7	23.08 to 23.08	153	0.00 to 0.00	2.83	5.01 to 5.01
	2013		7	21.98 to 21.98	149	0.00 to 0.00	3.50	3.88 to 3.88
	2012		7	21.16 to 21.16	147	0.00 to 0.00	2.87	8.52 to 8.52

Lifestyle Conservative MVP Series NAV	2016		186	17.17 to 17.17	3,186	0.00 to 0.00	2.55	4.53 to 4.53
	2015		180	16.43 to 16.43	2,960	0.00 to 0.00	2.79	0.18 to 0.18
	2014		183	16.40 to 16.40	3,001	0.00 to 0.00	2.73	4.98 to 2.14
	2013		214	15.62 to 15.62	3,346	0.00 to 0.00	3.65	3.99 to 3.99
	2012		232	15.02 to 15.02	3,482	0.00 to 0.00	3.29	8.55 to 4.72

Lifestyle Conservative Trust PS Series NAV	2016		8	11.07 to 11.07	88	0.00 to 0.00	3.10	4.36 to 4.36
	2015		7	10.61 to 10.61	75	0.00 to 0.00	2.96	0.22 to 0.22
	2014		5	10.59 to 10.59	57	0.00 to 0.00	11.74	5.67 to 5.67

Lifestyle Growth MVP Series I	2016		94	21.56 to 21.56	2,018	0.00 to 0.00	1.77	3.34 to 3.34
	2015		101	20.87 to 20.87	2,116	0.00 to 0.00	2.16	(4.53) to (4.53)
	2014		104	21.86 to 21.86	2,279	0.00 to 0.00	2.76	2.16 to 2.16
	2013		106	21.40 to 21.40	2,272	0.00 to 0.00	2.54	19.34 to 19.34
	2012		106	17.93 to 17.93	1,897	0.00 to 0.00	1.87	13.87 to 13.87

Lifestyle Growth MVP Series NAV	2016		1,902	17.78 to 17.78	33,819	0.00 to 0.00	1.98	3.38 to 3.38
	2015		1,837	17.20 to 17.20	31,597	0.00 to 0.00	2.31	(4.55) to (4.55)
	2014		1,752	18.02 to 18.02	31,572	0.00 to 0.00	3.00	2.28 to 0.59
	2013		1,626	17.62 to 17.62	28,644	0.00 to 0.00	2.71	19.38 to 19.38
	2012		1,480	14.76 to 14.76	21,846	0.00 to 0.00	2.00	13.91 to 7.98

Lifestyle Growth Trust PS Series I	2016	(h)	0	10.20 to 10.20	1	0.00 to 0.00	9.22	1.99 to 1.99

Lifestyle Growth Trust PS Series NAV	2016		410	11.59 to 11.59	4,748	0.00 to 0.00	5.87	7.22 to 1.99
	2015		73	10.81 to 10.81	786	0.00 to 0.00	3.37	0.00 to 0.00
	2014		28	10.81 to 10.81	297	0.00 to 0.00	11.24	6.23 to 6.23

Lifestyle Moderate MVP Series I	2016		33	24.33 to 24.33	810	0.00 to 0.00	2.07	5.29 to 5.29
	2015		38	23.11 to 23.11	880	0.00 to 0.00	2.49	(0.91) to (0.91)
	2014		40	23.32 to 23.32	943	0.00 to 0.00	2.83	4.94 to 4.94
	2013		43	22.22 to 22.22	961	0.00 to 0.00	2.93	10.22 to 10.22
	2012		45	20.16 to 20.16	910	0.00 to 0.00	2.38	10.67 to 10.67

Lifestyle Moderate MVP Series NAV	2016		462	18.03 to 18.03	8,336	0.00 to 0.00	2.31	5.25 to 5.25
	2015		443	17.13 to 17.13	7,592	0.00 to 0.00	2.66	(0.86) to (0.86)
	2014		355	17.27 to 17.27	6,125	0.00 to 0.00	3.03	4.99 to 2.38
	2013		345	16.45 to 16.45	5,683	0.00 to 0.00	3.70	10.26 to 10.26
	2012		270	14.92 to 14.92	4,035	0.00 to 0.00	1.66	10.70 to 5.97

Lifestyle Moderate Trust PS Series NAV	2016		63	11.29 to 11.29	708	0.00 to 0.00	3.12	5.54 to 5.54
	2015		37	10.69 to 10.69	399	0.00 to 0.00	3.16	0.14 to 0.14
	2014		21	10.68 to 10.68	227	0.00 to 0.00	9.70	5.88 to 5.88

M Capital Appreciation (e)	2016		4	96.21 to 96.21	384	0.00 to 0.00	0.00	21.06 to 21.06
	2015		4	79.47 to 79.47	309	0.00 to 0.00	0.00	(6.58) to (6.58)
	2014		2	85.07 to 85.07	169	0.00 to 0.00	0.00	12.42 to 9.01
	2013		1	75.67 to 75.67	55	0.00 to 0.00	0.00	39.20 to 39.20
	2012		0	54.36 to 54.36	5	0.00 to 0.00	0.39	17.43 to 8.43

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

M International Equity (e)	2016	16	$31.73 to $31.73	$515	0.00% to 0.00%	1.39%	(0.05)% to (0.05)%
	2015	13	31.74 to 31.74	415	0.00 to 0.00	2.01	(3.94) to (3.94)
	2014	8	33.05 to 33.05	253	0.00 to 0.00	3.55	(7.06) to (10.07)
	2013	3	35.56 to 35.56	111	0.00 to 0.00	3.81	16.32 to 16.32
	2012	1	30.57 to 30.57	39	0.00 to 0.00	2.44	20.68 to 14.03

M Large Cap Growth(e)	2016	14	52.82 to 52.82	717	0.00 to 0.00	0.00	(2.32) to (2.32)
	2015	10	54.08 to 54.08	555	0.00 to 0.00	0.03	7.70 to 7.70
	2014	6	50.21 to 50.21	306	0.00 to 0.00	0.06	12.53 to 10.21
	2013	3	45.56 to 45.56	136	0.00 to 0.00	0.61	36.15 to 36.15
	2012	2	33.46 to 33.46	56	0.00 to 0.00	0.05	19.31 to 7.49

M Large Cap Value(e)	2016	23	25.98 to 25.98	598	0.00 to 0.00	1.78	9.64 to 9.64
	2015	27	23.69 to 23.69	628	0.00 to 0.00	1.63	(0.66) to (0.66)
	2014	14	23.85 to 23.85	323	0.00 to 0.00	2.01	9.68 to 5.84
	2013	4	21.75 to 21.75	85	0.00 to 0.00	3.52	34.22 to 34.22
	2012	1	16.20 to 16.20	21	0.00 to 0.00	0.88	17.29 to 10.97

Mid Cap Index Trust Series I	2016	8	49.24 to 49.24	370	0.00 to 0.00	1.26	20.11 to 20.11
	2015	7	40.99 to 40.99	289	0.00 to 0.00	1.08	(2.60) to (2.60)
	2014	7	42.08 to 42.08	299	0.00 to 0.00	0.96	9.35 to 9.35
	2013	9	38.49 to 38.49	334	0.00 to 0.00	1.08	33.03 to 33.03
	2012	8	28.93 to 28.93	243	0.00 to 0.00	1.47	17.48 to 17.48

Mid Cap Index Trust Series NAV	2016	99	32.32 to 32.32	3,184	0.00 to 0.00	1.22	20.17 to 20.17
	2015	118	26.89 to 26.89	3,174	0.00 to 0.00	1.08	(2.54) to (2.54)
	2014	128	27.60 to 27.60	3,524	0.00 to 0.00	1.00	9.40 to 6.47
	2013	145	25.23 to 25.23	3,653	0.00 to 0.00	1.18	33.09 to 33.09
	2012	139	18.95 to 18.95	2,630	0.00 to 0.00	1.69	17.54 to 8.00

Mid Cap Stock Trust Series I	2016	8	35.09 to 35.09	287	0.00 to 0.00	0.00	0.59 to 0.59
	2015	10	34.88 to 34.88	347	0.00 to 0.00	0.00	3.00 to 3.00
	2014	13	33.87 to 33.87	437	0.00 to 0.00	0.11	8.02 to 8.02
	2013	13	31.35 to 31.35	392	0.00 to 0.00	0.04	36.82 to 36.82
	2012	13	22.92 to 22.92	296	0.00 to 0.00	0.00	22.21 to 22.21

Mid Cap Stock Trust Series NAV	2016	16	76.41 to 76.41	1,249	0.00 to 0.00	0.00	0.58 to 0.58
	2015	16	75.96 to 75.96	1,206	0.00 to 0.00	0.00	3.04 to 3.04
	2014	14	73.72 to 73.72	1,049	0.00 to 0.00	0.15	9.25 to 8.11
	2013	13	68.19 to 68.19	912	0.00 to 0.00	0.07	36.84 to 36.84
	2012	18	49.83 to 49.83	887	0.00 to 0.00	0.00	22.34 to 8.31

Mid Value Trust Series I	2016	8	31.12 to 31.12	264	0.00 to 0.00	1.09	24.02 to 24.02
	2015	9	25.09 to 25.09	219	0.00 to 0.00	1.12	(3.43) to (3.43)
	2014	10	25.98 to 25.98	248	0.00 to 0.00	0.74	10.60 to 10.60
	2013	10	23.49 to 23.49	227	0.00 to 0.00	1.06	31.39 to 31.39
	2012	11	17.88 to 17.88	204	0.00 to 0.00	0.82	19.53 to 19.53

Mid Value Trust Series NAV	2016	19	47.84 to 47.84	885	0.00 to 0.00	1.26	24.09 to 24.09
	2015	17	38.55 to 38.55	649	0.00 to 0.00	1.20	(3.41) to (3.41)
	2014	16	39.91 to 39.91	651	0.00 to 0.00	0.68	10.70 to 4.90
	2013	26	36.05 to 36.05	949	0.00 to 0.00	1.10	31.47 to 31.47
	2012	44	27.42 to 27.42	1,196	0.00 to 0.00	1.00	19.54 to 12.75

Money Market Trust B Series NAV	2016 (q)	0	17.38 to 17.38	0	0.00 to 0.00	0.13	0.05 to 0.05
	2015	299	17.37 to 17.37	5,198	0.00 to 0.00	0.00	0.00 to 0.00
	2014	279	17.37 to 17.37	4,846	0.00 to 0.00	0.00	0.00 to 0.00
	2013	376	17.37 to 17.37	6,537	0.00 to 0.00	0.01	0.01 to 0.01
	2012	438	17.37 to 17.37	7,610	0.00 to 0.00	0.04	0.03 to 0.03

Money Market Trust Series I	2016	165	13.46 to 13.46	2,218	0.00 to 0.00	0.07	0.04 to 0.04
	2015	170	13.46 to 13.46	2,285	0.00 to 0.00	0.00	0.00 to 0.00
	2014	202	13.46 to 13.46	2,725	0.00 to 0.00	0.00	0.00 to 0.00
	2013	203	13.46 to 13.46	2,731	0.00 to 0.00	0.00	0.01 to 0.01
	2012	74	13.46 to 13.46	1,002	0.00 to 0.00	0.00	0.01 to 0.01

Money-Market Trust Series NAV	2016 (e)	488	10.00 to 10.00	4,882	0.00 to 0.00	0.15	0.05 to 0.05
PIMCO All Asset(e)	2016	95	22.84 to 16.18	1,534	0.00 to 0.00	2.15	12.59 to 12.59
	2015	149	20.28 to 14.37	2,146	0.00 to 0.00	2.17	(9.31) to (9.32)
	2014	314	22.37 to 15.84	4,983	0.00 to 0.00	4.91	0.24 to (3.88)
	2013	309	22.31 to 15.81	4,889	0.00 to 0.00	4.24	(0.10) to (0.10)
	2012	313	22.34 to 15.82	4,968	0.00 to 0.00	6.73	14.65 to 9.24

Real Estate Securities Trust Series I	2016	13	55.06 to 55.06	714	0.00 to 0.00	3.72	6.92 to 6.92
	2015	13	51.50 to 51.50	695	0.00 to 0.00	1.89	2.67 to 2.67
	2014	14	50.16 to 50.16	686	0.00 to 0.00	1.67	31.73 to 31.73
	2013	13	38.08 to 38.08	506	0.00 to 0.00	1.98	(0.10) to (0.10)
	2012	13	38.12 to 38.12	480	0.00 to 0.00	1.77	17.26 to 17.26

Real Estate Securities Trust Series NAV	2016	15	152.74 to 152.74	2,363	0.00 to 0.00	3.46	6.96 to 6.96
	2015	16	142.80 to 142.80	2,280	0.00 to 0.00	1.62	2.80 to 2.80
	2014	23	138.91 to 138.91	3,229	0.00 to 0.00	1.60	31.75 to 13.03
	2013	28	105.43 to 105.43	2,959	0.00 to 0.00	1.97	(0.05) to (0.05)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Real Estate Securities Trust Series NAV	2012	31	$105.48 to $105.48	$3,238	0.00% to 0.00%	1.96%	17.33% to 4.78%

Real Return Bond Trust Series I	2016 (k)	0	21.85 to 21.85	0	0.00 to 0.00	0.00	3.91 to 3.91
	2015	3	21.03 to 21.03	53	0.00 to 0.00	4.58	(2.95) to (2.95)
	2014	2	21.67 to 21.67	36	0.00 to 0.00	2.97	4.76 to 4.76
	2013	2	20.69 to 20.69	35	0.00 to 0.00	2.56	(9.28) to (9.28)
	2012	2	22.80 to 22.80	41	0.00 to 0.00	1.76	8.86 to 8.86

Real Return Bond Trust Series NAV	2016 (l)	0	15.07 to 15.07	0	0.00 to 0.00	0.00	3.92 to 3.92
	2015	69	14.50 to 14.50	996	0.00 to 0.00	6.61	(2.94) to (2.94)
	2014	50	14.94 to 14.94	740	0.00 to 0.00	3.00	4.88 to 0.73
	2013	64	14.24 to 14.24	910	0.00 to 0.00	2.70	(9.25) to (9.25)
	2012	80	15.69 to 15.69	1,252	0.00 to 0.00	1.81	8.86 to 4.13

Science & Technology Trust Series I	2016	14	18.62 to 18.62	263	0.00 to 0.00	0.00	8.38 to 8.38
	2015	16	17.18 to 17.18	272	0.00 to 0.00	0.00	6.69 to 6.69
	2014	14	16.10 to 16.10	224	0.00 to 0.00	0.00	12.89 to 12.89
	2013	16	14.26 to 14.26	228	0.00 to 0.00	0.00	43.52 to 43.52
	2012	18	9.94 to 9.94	175	0.00 to 0.00	0.00	10.45 to 10.45

Science & Technology Trust Series NAV	2016	40	31.10 to 31.10	1,238	0.00 to 0.00	0.00	8.41 to 8.41
	2015	31	28.68 to 28.68	877	0.00 to 0.00	0.00	6.78 to 6.78
	2014	24	26.86 to 26.86	639	0.00 to 0.00	0.00	14.24 to 12.95
	2013	29	23.78 to 23.78	688	0.00 to 0.00	0.00	43.55 to 43.55
	2012	29	16.57 to 16.57	478	0.00 to 0.00	0.00	10.54 to 1.76

Short Term Government Income Trust Series I	2016	35	10.75 to 10.75	373	0.00 to 0.00	1.72	0.57 to 0.57
	2015	28	10.69 to 10.69	299	0.00 to 0.00	1.75	0.65 to 0.65
	2014	32	10.62 to 10.62	339	0.00 to 0.00	1.97	1.15 to 1.15
	2013	38	10.50 to 10.50	399	0.00 to 0.00	2.07	(0.86) to (0.86)
	2012	36	10.59 to 10.59	386	0.00 to 0.00	1.65	1.21 to 1.21

Short Term Government Income Trust Series NAV	2016	48	10.79 to 10.79	515	0.00 to 0.00	1.44	0.63 to 0.63
	2015	51	10.72 to 10.72	549	0.00 to 0.00	1.76	0.69 to 0.69
	2014	49	10.65 to 10.65	521	0.00 to 0.00	2.17	1.19 to 0.39
	2013	41	10.52 to 10.52	431	0.00 to 0.00	1.97	(0.74) to (0.74)
	2012	47	10.60 to 10.60	499	0.00 to 0.00	1.71	1.18 to 0.55

Small Cap Growth Trust Series I	2016	1	25.77 to 25.77	18	0.00 to 0.00	0.00	2.29 to 2.29
	2015	3	25.19 to 25.19	85	0.00 to 0.00	0.00	(8.85) to (8.85)
	2014	3	27.64 to 27.64	95	0.00 to 0.00	0.00	7.57 to 7.57
	2013	1	25.69 to 25.69	29	0.00 to 0.00	0.00	44.08 to 44.08
	2012	1	17.83 to 17.83	15	0.00 to 0.00	0.00	16.47 to 16.47

Small Cap Growth Trust Series NAV	2016	32	30.58 to 30.58	968	0.00 to 0.00	0.00	2.27 to 2.27
	2015	37	29.90 to 29.90	1,102	0.00 to 0.00	0.00	(8.78) to (8.78)
	2014	17	32.78 to 32.78	573	0.00 to 0.00	0.00	11.05 to 7.60
	2013	16	30.46 to 30.46	481	0.00 to 0.00	0.00	44.22 to 44.22
	2012	12	21.12 to 21.12	261	0.00 to 0.00	0.00	16.53 to 4.70

Small Cap Index Trust Series I	2016	4	37.55 to 37.55	151	0.00 to 0.00	1.23	20.98 to 20.98
	2015	4	31.04 to 31.04	115	0.00 to 0.00	0.96	(4.58) to (4.58)
	2014	5	32.52 to 32.52	159	0.00 to 0.00	0.94	4.59 to 4.59
	2013	5	31.10 to 31.10	154	0.00 to 0.00	1.47	38.61 to 38.61
	2012	5	22.43 to 22.43	115	0.00 to 0.00	2.02	16.09 to 16.09

Small Cap Index Trust Series NAV	2016	80	29.98 to 29.98	2,384	0.00 to 0.00	1.16	21.02 to 21.02
	2015	102	24.77 to 24.77	2,528	0.00 to 0.00	1.07	(4.59) to (4.59)
	2014	100	25.96 to 25.96	2,591	0.00 to 0.00	0.90	7.14 to 4.71
	2013	117	24.79 to 24.79	2,912	0.00 to 0.00	1.55	38.75 to 38.75
	2012	134	17.87 to 17.87	2,391	0.00 to 0.00	2.96	16.06 to 10.12

Small Cap Opportunities Trust Series I	2016	3	44.71 to 44.71	126	0.00 to 0.00	0.45	19.47 to 19.47
	2015	3	37.42 to 37.42	113	0.00 to 0.00	0.09	(5.17) to (5.17)
	2014	2	39.46 to 39.46	84	0.00 to 0.00	0.05	2.39 to 2.39
	2013	3	38.54 to 38.54	127	0.00 to 0.00	0.63	40.16 to 40.16
	2012	4	27.50 to 27.50	107	0.00 to 0.00	0.00	16.84 to 16.84

Small Cap Opportunities Trust Series NAV	2016	34	22.03 to 22.03	759	0.00 to 0.00	0.60	19.51 to 19.51
	2015	68	18.44 to 18.44	1,247	0.00 to 0.00	0.12	(5.12) to (5.12)
	2014	58	19.43 to 19.43	1,120	0.00 to 0.00	0.08	3.44 to 2.42
	2013	53	18.97 to 18.97	1,010	0.00 to 0.00	0.51	40.28 to 40.28
	2012	7	13.52 to 13.52	90	0.00 to 0.00	0.00	16.88 to 10.99

Small Cap Value Trust Series I	2016	3	29.76 to 29.76	96	0.00 to 0.00	0.66	22.67 to 22.67
	2015	2	24.26 to 24.26	56	0.00 to 0.00	0.64	(1.36) to (1.36)
	2014	0	24.60 to 24.60	10	0.00 to 0.00	0.71	7.18 to 7.18
	2013	3	22.95 to 22.95	63	0.00 to 0.00	0.62	33.31 to 33.31
	2012	2	17.21 to 17.21	40	0.00 to 0.00	0.81	15.70 to 15.70

Small Cap Value Trust Series NAV	2016	17	83.77 to 83.77	1,425	0.00 to 0.00	0.79	22.68 to 22.68
	2015	16	68.28 to 68.28	1,098	0.00 to 0.00	0.56	(1.31) to (1.31)
	2014	14	69.19 to 69.19	958	0.00 to 0.00	0.78	7.99 to 7.25
	2013	11	64.51 to 64.51	741	0.00 to 0.00	0.66	33.33 to 33.33

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Small Cap Value Trust Series NAV	2012	9	$48.39 to $48.39	$415	0.00% to 0.00%	1.00%	15.78% to 10.07%

Small Company Value Trust Series I	2016	4	49.89 to 49.89	199	0.00 to 0.00	0.76	32.32 to 32.32
	2015	5	37.71 to 37.71	173	0.00 to 0.00	1.26	(5.60) to (5.60)
	2014	7	39.94 to 39.94	268	0.00 to 0.00	0.03	0.11 to 0.11
	2013	9	39.90 to 39.90	348	0.00 to 0.00	1.71	31.61 to 31.61
	2012	10	30.32 to 30.32	292	0.00 to 0.00	0.26	16.30 to 16.30

Small Company Value Trust Series NAV	2016	49	28.53 to 28.53	1,391	0.00 to 0.00	0.86	32.33 to 32.33
	2015	48	21.56 to 21.56	1,037	0.00 to 0.00	1.85	(5.51) to (5.51)
	2014	22	22.81 to 22.81	505	0.00 to 0.00	0.05	0.30 to 0.14
	2013	37	22.78 to 22.78	837	0.00 to 0.00	1.78	31.68 to 31.68
	2012	35	17.30 to 17.30	613	0.00 to 0.00	0.18	16.41 to 11.42

Strategic Income Opportunities Trust Series I	2016	5	27.48 to 27.48	144	0.00 to 0.00	2.24	5.12 to 5.12
	2015	8	26.14 to 26.14	210	0.00 to 0.00	2.26	1.22 to 1.22
	2014	11	25.83 to 25.83	295	0.00 to 0.00	4.12	5.06 to 5.06
	2013	12	24.58 to 24.58	283	0.00 to 0.00	5.48	3.82 to 3.82
	2012	13	23.68 to 23.68	312	0.00 to 0.00	6.85	12.86 to 12.86

Strategic Income Opportunities Trust Series NAV	2016	86	20.40 to 20.40	1,752	0.00 to 0.00	2.54	5.19 to 5.19
	2015	130	19.39 to 19.39	2,527	0.00 to 0.00	1.35	1.27 to 1.27
	2014	217	19.15 to 19.15	4,149	0.00 to 0.00	4.44	5.13 to 1.57
	2013	237	18.22 to 18.22	4,311	0.00 to 0.00	5.95	3.81 to 3.81
	2012	177	17.55 to 17.55	3,108	0.00 to 0.00	9.07	12.94 to 7.30

Total Bond Market Trust B Series NAV	2016	30	24.27 to 24.27	717	0.00 to 0.00	2.80	2.45 to 2.45
	2015	26	23.69 to 23.69	623	0.00 to 0.00	3.85	0.30 to 0.30
	2014	19	23.62 to 23.62	446	0.00 to 0.00	2.66	6.06 to 2.90
	2013	16	22.27 to 22.27	355	0.00 to 0.00	3.15	(2.44) to (2.44)
	2012	51	22.83 to 22.83	1,155	0.00 to 0.00	1.09	4.08 to 2.03

Total Return Trust Series I	2015	0	30.63 to 30.63	0	0.00 to 0.00	39.24	2.04 to 2.04
	2014	23	30.02 to 30.02	691	0.00 to 0.00	3.32	4.74 to 4.74
	2013	23	28.66 to 28.66	653	0.00 to 0.00	3.08	(2.03) to (2.03)
	2012	25	29.26 to 29.26	736	0.00 to 0.00	1.97	8.49 to 8.49

Total Return Trust Series NAV	2015	0	18.34 to 18.34	0	0.00 to 0.00	34.74	1.71 to 1.71
	2014	96	18.03 to 18.03	1,737	0.00 to 0.00	3.32	4.72 to 2.38
	2013	117	17.22 to 17.22	2,010	0.00 to 0.00	3.59	(1.98) to (1.98)
	2012	125	17.57 to 17.57	2,202	0.00 to 0.00	2.12	8.57 to 4.25

Total Stock Market Index Trust Series I	2016	6	26.73 to 26.73	154	0.00 to 0.00	1.53	12.38 to 12.38
	2015	5	23.79 to 23.79	117	0.00 to 0.00	1.20	(0.64) to (0.64)
	2014	8	23.94 to 23.94	187	0.00 to 0.00	1.19	11.47 to 11.47
	2013	8	21.48 to 21.48	175	0.00 to 0.00	1.43	33.39 to 33.39
	2012	9	16.10 to 16.10	138	0.00 to 0.00	1.46	15.50 to 15.50

Total Stock Market Index Trust Series NAV	2016	40	89.11 to 89.11	3,541	0.00 to 0.00	1.58	12.38 to 12.38
	2015	35	79.30 to 79.30	2,747	0.00 to 0.00	1.46	(0.53) to (0.53)
	2014	16	79.72 to 79.72	1,275	0.00 to 0.00	1.28	11.46 to 8.79
	2013	15	71.52 to 71.52	1,074	0.00 to 0.00	1.80	33.45 to 33.45
	2012	10	53.59 to 53.59	558	0.00 to 0.00	1.77	15.56 to 7.92

U.S. Equity Trust Series I	2016 (i)	0	15.49 to 15.49	0	0.00 to 0.00	6.95	5.29 to 5.29
	2015	1	14.71 to 14.71	21	0.00 to 0.00	1.50	0.53 to 0.53
	2014	5	14.63 to 14.63	72	0.00 to 0.00	1.44	11.03 to 11.03
	2013	5	13.18 to 13.18	69	0.00 to 0.00	1.68	28.22 to 28.22
	2012	7	10.28 to 10.28	77	0.00 to 0.00	2.13	2.77 to 2.77

U.S. Equity Trust Series NAV	2016 (j)	0	15.52 to 15.52	0	0.00 to 0.00	7.49	5.36 to 5.36
	2015	47	14.73 to 14.73	697	0.00 to 0.00	2.02	0.52 to 0.52
	2014	47	14.66 to 14.66	696	0.00 to 0.00	1.37	11.07 to 7.43
	2013	63	13.20 to 13.20	831	0.00 to 0.00	1.74	28.36 to 28.36
	2012	63	10.28 to 10.28	645	0.00 to 0.00	2.42	6.03 to 2.81

Ultra Short Term Bond Trust Series I	2016 (h)	2	10.10 to 10.10	24	0.00 to 0.00	1.92	0.52 to 0.52

Ultra Short Term Bond Trust Series NAV	2016	28	10.14 to 10.14	288	0.00 to 0.00	1.37	0.67 to 0.67
	2015	10	10.07 to 10.07	103	0.00 to 0.00	1.37	0.01 to 0.01
	2014	12	10.07 to 10.07	119	0.00 to 0.00	1.43	0.03 to (0.14)
	2013	14	10.07 to 10.07	142	0.00 to 0.00	1.67	(0.02) to (0.02)
	2012	6	10.07 to 10.07	65	0.00 to 0.00	1.88	0.66 to 0.17

Utilities Trust Series I	2016	3	35.43 to 35.43	110	0.00 to 0.00	5.37	11.35 to 11.35
	2015	3	31.82 to 31.82	97	0.00 to 0.00	3.29	(14.76) to (14.76)
	2014	3	37.33 to 37.33	95	0.00 to 0.00	3.34	12.59 to 12.59
	2013	2	33.15 to 33.15	71	0.00 to 0.00	1.95	20.57 to 20.57
	2012	3	27.50 to 27.50	95	0.00 to 0.00	3.70	13.66 to 13.66

Utilities Trust Series NAV	2016	34	28.37 to 28.37	959	0.00 to 0.00	4.60	11.43 to 11.43
	2015	36	25.46 to 25.46	921	0.00 to 0.00	4.56	(14.79) to (14.79)
	2014	31	29.88 to 29.88	923	0.00 to 0.00	3.10	12.72 to 2.31
	2013	31	26.50 to 26.50	829	0.00 to 0.00	2.23	20.65 to 20.65

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Utilities Trust Series NAV	2012	29	$21.97 to $21.97	$628	0.00% to 0.00%	2.76%	13.63% to 10.75%

Value Trust Series I	2016	5	41.88 to 41.88	193	0.00 to 0.00	0.76	15.76 to 15.76
	2015	6	36.18 to 36.18	218	0.00 to 0.00	0.52	(8.89) to (8.89)
	2014	8	39.71 to 39.71	313	0.00 to 0.00	0.48	9.82 to 9.82
	2013	9	36.16 to 36.16	323	0.00 to 0.00	0.84	35.39 to 35.39
	2012	10	26.70 to 26.70	275	0.00 to 0.00	0.85	17.42 to 17.42

Value Trust Series NAV	2016	31	28.66 to 28.66	888	0.00 to 0.00	0.81	15.79 to 15.79
	2015	32	24.75 to 24.75	792	0.00 to 0.00	0.66	(8.86) to (8.86)
	2014	23	27.16 to 27.16	613	0.00 to 0.00	0.54	9.88 to 7.60
	2013	25	24.72 to 24.72	608	0.00 to 0.00	0.98	35.44 to 35.44
	2012	19	18.25 to 18.25	353	0.00 to 0.00	1.07	17.50 to 6.68

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued)

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, STA, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c)

These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of un its. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)	Reflects the period from commencement of operations on April 29, 2016 through December 31, 2016.

(f)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series I.

(g)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series NAV.

(h)	Sub-account available in prior year but no activity.

(i)

Terminated as an investment option and funds transferred to 500 Index Fund B Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(j)

Terminated as an investment option and funds transferred to 500 Index Fund B Series NAV on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(k)

Terminated as an investment option and funds transferred to Bond Trust Series I on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(l)

Terminated as an investment option and funds transferred to Bond Trust Series NAV on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(m)

Terminated as an investment option and funds transferred to International Value Trust Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(n)

Terminated as an investment option and funds transferred to International Value Trust Series NAV on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(o)

Terminated as an investment option and funds transferred to Lifestyle Growth Trust PS Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(p)

Terminated as an investment option and funds transferred to Lifestyle Growth Trust PS Series NAV on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(q)

Terminated as an investment option and funds transferred to Money-Market Trust Series NAV on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-accounts and are reflected as terminations.

PART C
OTHER INFORMATION
Item 26. Exhibits
The following exhibits are filed as part of this Registration Statement:
(a) Resolution of Board of Directors establishing Separate Account B is incorporated by reference to post-effective amendment number 1, file number 333-157213, filed with the Commission in April 2010.
(b) Not applicable.
(c) (1) Underwriting and Distribution Agreement between John Hancock Life Insurance Company of New York and John Hancock Distributors LLC dated December 1, 2009, incorporated by reference to pre-effective amendment number 1 file number 333-157213, filed with the Commission in April 2010.
(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August, 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission on April 26, 2011.
(b) List of third party broker-dealer firms included as Attachment A, incorporated by reference to post-effective amendment number 10, file number 333-179571, filed with the Commission in April, 2017.
(d) Form of Flexible Premium Variable Life Insurance Policy, incorporated by reference to the initial registration statement, file number 333-33504, filed with the Commission on March 29, 2000 and form of Policy Endorsement dated 2009, incorporated by reference to post-effective amendment number 2, file number 333-152407, filed with the Commission in April 2010.
(e) Specimen Application for a Flexible Premium Variable Life Insurance Policy, incorporated by reference to pre-effective amendment number 1, file number 333-33351, filed with the Commission on March 16, 1998.
(f) (1) Declaration of Intention and Charter of First North American Life Assurance Company dated January 30, 1992, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.
(a) Certificate of Amendment of the Declaration of Intention and Charter of First North American Life Assurance Company dated March 6, 1992, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.
(b) Certificate of Amendment of the Declaration of Intention and Charter of the The Manufacturers Life Insurance Company of New York dated October 1, 1997, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.
(c) Certificate of Amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York dated January 1, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-127543, filed with the Commission on November 16, 2005.
(d) Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated July 26, 2006, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(e) Certificate of Amendment of the Declaration of Intention and Charter approved on August 20, 1997, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.
(f) Certificate of Amendment of the Declaration of Intention and Charter approved on August 28, 2002, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.
(g) Certificate of Amendment of the Declaration of Intention and Charter approved on November 20, 2009, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.
(2) By-laws of the John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York), incorporated by reference to Exhibit (6)(B) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.
(a) Amendment to the By-Laws and Charter of John Hancock Life Insurance Company of New York dated November 17, 2005, incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in April, 2007.

(b) Amended and Restated By-Laws of John Hancock Life Insurance Company of New York dated December 14, 2010, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.
(g) The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.
(h) (1) Participation Agreement among The Manufacturers Life Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.
(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.
(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.
(i) (1) Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) and John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) dated January 1, 2001, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(a) Amendment No. 1 to Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York effective May 1, 2005, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(2) Investment Services Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and The Manufacturers Life Insurance Company dated October 1, 1997, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(a) Amendment No. 1 to Investment Services Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and The Manufacturers Life Insurance Company dated August 31, 2000, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.
(j) Not Applicable.
(k) Opinion and consent of Gretchen H. Swanz, Secretary and Counsel dated April 9, 2001, incorporated by reference to pre-effective amendment number 1, file number 333-33504, filed with the Commission on May 3, 2001.
(l) Not Applicable.
(m) Not Applicable.
(n) Consent of Independent Registered Public Accounting Firm, filed herewith.
(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment to be filed pursuant to Rule 485(b), filed herewith.
(o) Not Applicable.
(p) Not Applicable.

(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies, incorporated by reference to pre-effective amendment number 1, file number, 333-33504 filed with the Commission on May 3, 2001.
(i) Powers of Attorney for Craig Bromley, Thomas Borshoff, Paul M. Connolly, Michael Doughty, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John Vrysen, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission on April 24, 2013. Power of Attorney for Linda A. Davis Watters, incorporated by reference to post-effective amendment number 10, file number 333-179570, filed with the Commission in April, 2017.
Item 27. Directors and Officers of the Depositor
OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK
Name and Principal Business Address	Position with Depositor
Craig Bromley 601 Congress Street Boston, MA 02210	Director, Chairman and President
Thomas Borshoff 536 Stone Road Pittsford, NY 14534	Director
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
Michael Doughty 197 Clarendon Street Boston, MA 02116	Director, Executive Vice President
Ruth Ann Fleming 205 Highland Avenue Short Hills, NJ 07078	Director
James D. Gallagher 601 Congress Street Boston, MA 02210	Director, Executive Vice President, and General Counsel
Scott S. Hartz 197 Clarendon Street Boston, MA 02116	Director, Executive Vice President and Chief Investment Officer – US Investments
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
John G. Vrysen 601 Congress Street Boston, MA 02210	Director
Linda A. Davis Waters 601 Congress Street Boston, MA 02210	Director, Vice President
Executive Vice Presidents
Andrew G. Arnott*
Peter Gordon*
Timothy W. Ramza*
Halina K. von dem Hagen***	and Treasurer
Senior Vice Presidents
John C.S. Anderson**
Kevin J. Cloherty*
Steven F. Dorval*
Barbara Goose*	and Chief Marketing Officer
Gregory Mack*
William McPadden**
James O’Brien†††
Sebastian Pariath*	and Head of Operations and Chief Information Officer

Name and Principal Business Address	Position with Depositor
Alan R. Seghezzi**
Martin Sheerin*	and Chief Financial Officer
Anthony Teta**
Brooks Tingle**
Leo Zerilli*
Vice Presidents
Emanuel Alves*	Counsel and Corporate Secretary
Roy V. Anderson*
Abigail M. Armstrong**
Kevin Askew*****
William D. Bertrand**
Ann E. Birle*****
Stephen J. Blewitt**
Robert Boyda**
Daniel C. Budde**
Rick A. Carlson*
Bob Carroll**
Brian Collins*
John J. Danello*
Brent Dennis**
Robert Donahue****
Steven F. Dorval*
Melvyn D’Souza***	Vice President, Treasury
Paul Gallagher*
Ann Gencarella**	And Derivatives Supervisory Officer
Richard Harris***	and Appointed Actuary
Ellie Harrison*	US Human Resources
John Hatch*
Eugene Xavier Hodge, Jr.*
James C. Hoodlet**
Mitchell Karman*	and Chief Compliance Officer & Counsel
Frank Knox*	and Chief Compliance Officer – Retail Funds/Separate Accounts
Hung Ko***	Vice President, Treasury
Scott Lively*
Cheryl Mallett****
Nathaniel I. Margolis**
John B. Maynard*
Karen McCafferty*
Scott A. McFetridge**
Maureen Milet**	and Chief Compliance Officer – Investments
Scott Morin*
Jeffrey H. Nataupsky*
Scott Navin**
Jacques Ouimet**
Jeffrey Packard**
Gary M. Pelletier**
E. David Pemstein
Charlie Philbrook*	and Chief Risk Officer
Tracey Polsgrove*
Jill Rebman***
George Revoir*
Kerri Rogers*****
Andrew Ross****
Lisa Anne Ryan†††
Thomas Samoluk*
Gordon Shone*

Name and Principal Business Address	Position with Depositor
Susan Simi**
Rob Stanley*
Tony Todisco*****
Simonetta Vendittelli*****	and Controller
Peter de Vries***
R. Blake Witherington**
Henry Wong**
*Principal Business Office is 601 Congress Street, Boston, MA 02210
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
*****Principal Business Office is 380 Stuart Street, Boston, MA 02116
†Principal Business is 6400 Sheridan Drive, Williamsville, NY 14221
††Principal Business is 2001 Butterfield Road, Downers Grove, Illinois 60515
†††Principal Business is 200 Berkeley Street, Boston, MA 02116
††††Principal Business is 101 Huntington Avenue, Boston, MA 02116
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.
On the effective date of the registration statement, the Company and its affiliates are controlled by Manulife Financial Corporation.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2016

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Asset Management Holdings (Canada) Inc. (Canada)
Manulife Asset Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)[4]
Manulife Property Limited Partnership II (Ontario)[5]
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership[3] (Alberta)
95%
PT Asuransi Jiwa Manulife Indonesia[1] (Indonesia)
PT Manulife Asset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
98%
72%
Manulife Asset Management (Thailand) Company Limited (Thailand)
28%
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
60%
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Holdings Berhad* (Malaysia)
100%
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
40%
60%
John Hancock Investment Management Services, LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Asset Management (US) LLC (Delaware)
99.9%
John Hancock Advisers, LLC[2] (Delaware)
John Hancock Funds, LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Insurance Company of Vermont (Vermont)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

[1] The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company
[2] The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by The Manufacturers Investment Corporation
[3] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[4] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[5] 99% limited partnership interest is held by Manulife Property Limited Partnership

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 29. Indemnification
The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless John Hancock Distributors LLC and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a) Set forth below is information concerning other investment companies for which John Hancock Distributors LLC, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.
Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Separate Account S	Principal Underwriter
John Hancock Variable Life Separate Account U	Principal Underwriter
John Hancock Variable Life Separate Account V	Principal Underwriter
John Hancock Variable Life Separate Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC and the following comprise the Board of Managers and Officers of John Hancock Distributors LLC.
Name	Title
Michael Doughty**	Chairman, Director
James C. Hoodlet**	Director
George Revoir*	Director, President and Chief Executive Officer
Al Seghezzi**	Director
Martin Sheerin*	Director
Christopher Walker***	Director, Vice President, Investments
Emanuel Alves*	Secretary
Brian Collins*	Vice President, US Taxation
John Bryson	Assistant Vice President
Jeffrey H. Long*	Assistant Vice President, Chief Financial Officer and Financial Operations Principal

Name	Title
Michael Mahoney*	Assistant Vice President and Chief Compliance Officer
David Pickett*	Assistant Vice President and General Counsel
Halina K. von dem Hagen***	Executive Vice President and Treasurer
Melvyn D’Souza***	Vice President, Treasury
*Principal Business Office is 601 Congress Street, Boston, MA 02210
**Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
(c) John Hancock Distributors LLC
The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).
(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
John Hancock Distributors LLC	$0	$0	$0	$0
Item 31. Location of Accounts and Records
The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, canceled stock certificates. John Hancock (at the same address), in its capacity as Registrant’s depositor, and John Hancock Life Insurance Company of New York (at the same address), in its capacities as Registrant’s investment adviser, transfer agent, keep all other records required by Section 31 (a) of the Act.
Item 32. Management Services
All management services contracts are discussed in Part A or Part B.
Item 33. Fee Representation
Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.
John Hancock Life Insurance Company of New York hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amendment to the Registration Statement to be signed on its behalf in the City of Boston, Commonwealth of Massachusetts, as of the 25th day of April, 2017.
John Hancock Life Insurance Company of New York Separate Account B
(Registrant)
By: JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK
By: /s/ Craig Bromley

Craig Bromley
Principal Executive Officer
JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK
(Depositor)
By: /s/ Craig Bromley

Craig Bromley
Principal Executive Officer

Signatures
Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 25th day of April, 2017.
Signatures	Title
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller
/s/ Martin Sheerin Martin Sheerin	Senior Vice President and Chief Financial Officer
* Craig Bromley	Director
* Thomas Borshoff	Director
* Paul M. Connolly	Director
* Ruth Ann Fleming	Director
* Michael Doughty	Director
* James D. Gallagher	Director
* Scott S. Hartz	Director
* Rex E. Schlaybaugh, Jr.	Director
* John G. Vrysen	Director
* Linda A. Davis Watters	Director
/s/James C. Hoodlet James C. Hoodlet
*Pursuant to Power of Attorney

This disclosure is distributed to policy owners of variable life insurance policies issued by John Hancock Life Insurance Company of New York (“John Hancock NY”) and offering interests in John Hancock Life Insurance Company of New York Separate Account B (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy. You may contact the John Hancock Service Office for more information at 1-800-827-4546 or write to us at Life Post Issue, John Hancock Life Insurance Company, PO Box 55979, Boston, MA 02205. For Majestic and COLI products, you may contact us at 1-800-521-1234 or write to us at the above address.
Certain of the investment options listed below are offered under variable life insurance policies bearing the following titles: VUL Accumulator, VUL Protector, Accumulation VUL, Majestic Performance VUL, Survivorship VUL, Corporate VUL, SPVL, and Protection VUL (“policies”).
500 Index B
Active Bond
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Bond
Core Strategy
Emerging Markets Value
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Value
Global
Global Bond
Health Sciences
High Yield
International Equity Index B
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive MVP
Lifestyle Balanced MVP
Lifestyle Conservative MVP
Lifestyle Growth MVP
Lifestyle Growth PS
Lifestyle Moderate MVP
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
PIMCO VIT All Asset
Real Estate Securities
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Bond Market B
Total Stock Market Index
Ultra Short Term Bond
Utilities
Value
M Capital Appreciation
M International Equity
M Large Cap Growth
M Large Cap Value
1

Market timing and disruptive trading risks
The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.
Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.
To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:
(i) restricting the number of transfers made during a defined period,
(ii) restricting the dollar amount of transfers,
(iii) restricting transfers into and out of certain investment accounts,
(iv) restricting the method used to submit transfers, and
(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.
We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.
While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.
Total annual portfolio operating expenses
The following table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through the Accumulation VUL, Corporate VUL, Survivorship VUL, Protection VUL and Majestic Peformance VUL policies, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the underlying portfolio.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.41%	1.71%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.52%, respectively.
2

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through VUL Accumulator, VUL Protector, SPVL, and Survivorship VUL, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. Except for the 500 Index B portfolio, which offers NAV Class shares, all of the portfolios available under your policy offer Series 1 Class shares.
Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.46%	1.71%

1  Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.30% and 1.52%, respectively.
Table of Investment Options and Investment Subadvisers
Please note that certain of the investment options described in this table may not be available to you under your policy.
When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.
The JHVIT, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.
Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.
The M Capital Appreciation, M International Equity, M Large Cap Growth and M Large Cap Value portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of these subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.
The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. Compensation payments may be made by a portfolio’s investment adviser or its affiliates. The compensation payments are based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from
3

portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.
The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.
The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.
The portfolios available under the policies, the investment subadvisers (engaged by JHIMS, M Financial or PIMCO) and the investment objective for each portfolio are described in the table below. For additional information regarding these portfolios’ investment objectives, policies and restrictions of and the risks relating to investment in the portfolios, please refer to the prospectus for the underlying portfolio.
Portfolio	Subadviser	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Alpha Opportunities	Wellington Management Company, LLP	To seek to provide long-term total return.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term capital appreciation.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
4

Portfolio	Subadviser	Investment Objective
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Industries	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide growth of capital.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term capital appreciation.
Global	Templeton Global Advisors Limited	To seek to provide long-term capital appreciation.
Global Bond	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock	Invesco Advisers, Inc.	To seek to provide long-term growth of capital.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
International Value	Templeton Investment Counsel, LLC	To seek to provide long-term growth of capital.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Balanced MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
5

Portfolio	Subadviser	Investment Objective
Lifestyle Conservative MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Growth MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Growth PS	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company, LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Science & Technology	T. Rowe Price Associates, Inc.; and Allianz Global Investors U.S. LLC	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Growth	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
6

Portfolio	Subadviser	Investment Objective
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income.
Total Bond Market B	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.*
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
Utilities	Massachusetts Financial Services Company	To seek to provide capital growth and current income (income above that available from the portfolio invested entirely in equity securities).
Value	Invesco Advisers, Inc.	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek to provide maximum capital appreciation.
M International Equity (a series of M Fund, Inc.)	Northern Cross, LLC	To seek to provide long-term capital appreciation.
M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek to provide long-term capital appreciation.
M Large Cap Value (a series of M Fund, Inc.)	AJO, LP	To seek to provide long-term capital appreciation.

*   The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.
Tax considerations
This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.
General
We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.
7

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.
Death benefit proceeds and other policy distributions
Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.
Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.
However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)
We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.
If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary's income.) In addition, if your policy offers a Long-Term Care Rider, and you have elected it, the rider's benefits generally will be excludable from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The riders are intended to meet these standards.
If you have elected a Long-Term Care Rider, we caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner's income, and the death benefit may be part of the insured person's estate for purposes of the Federal estate tax. A policy with a Long-Term Care Rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.
Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).
Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s
8

ownership. If your policy offers a Long-Term Care Rider, and if you have elected it, deductions from policy value to pay the rider charges will reduce your investment in the contract, but will not be included in income even if you have recovered all of your investment in the contract.
It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.
Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.
Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.
Policy loans
We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.
Diversification rules and ownership of the Separate Account
Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.
In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner's gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 (T.D. 8101) stated that guidance would be issued in the form of regulations or rulings on “the extent to which policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.
The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.
9

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds' prospectuses, or that a series fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.
7-pay premium limit and modified endowment contract status
At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.
The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.
Policies classified as modified endowment contracts are subject to the following tax rules:
•	First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
•	Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
•	Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
•	is made on or after the date on which the policy owner attains age 59½;
•	is attributable to the policy owner becoming disabled; or
•	is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.
These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.
Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.
Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit
10

under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.
All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.
Corporate and H.R. 10 retirement plans
The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.
Withholding
To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.
Life insurance purchases by residents of Puerto Rico
In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.
Life insurance purchases by non-resident aliens
If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.
Life insurance owned by citizens or residents living abroad
If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy. If your policy is issued as a result of an exchange of a policy owned or issued outside the United States, you may be subject to tax in the country or territory in which you reside. You should consult with a qualified tax adviser before exchanging your policy issued outside of the United States for one issued within the United States.
11

In addition to the disclosure contained herein, John Hancock NY has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock NY and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements of John Hancock NY and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock NY representative. The SAI may be obtained by contacting the John Hancock NY Servicing Office. You should also contact the John Hancock NY Servicing Office to request any other information about your policy or to make any inquiries about its operation.
Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.